NORWEST ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                            FIRST UNION NATIONAL BANK

                                    (Trustee)


                         POOLING AND SERVICING AGREEMENT

                          Dated as of January 29, 1998

                                 $494,865,451.36

                       Mortgage Pass-Through Certificates
                                  Series 1998-1

                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS
Section 1.01. Definitions.......................................................
Section 1.02. Acts of Holders...................................................
Section 1.03. Effect of Headings and Table of Contents..........................
Section 1.04. Benefits of Agreement.............................................

                                   ARTICLE II

       CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans......................................
Section 2.02. Acceptance by Trustee.............................................
Section 2.03. Representations and Warranties of the Master
              Servicer and the Seller...........................................
Section 2.04. Execution and Delivery of Certificates............................
Section 2.05. Designation of Certificates; Designation of
              Startup Day and Latest Possible Maturity Date.....................

                                   ARTICLE III

       ADMINISTRATION OF THE TRUST ESTATE: SERVICING OF THE MORTGAGE LOANS

Section 3.01. Certificate Account...............................................
Section 3.02. Permitted Withdrawals from the Certificate Account................
Section 3.03. Advances by Master Servicer and Trustee...........................
Section 3.04. Trustee to Cooperate;  Release of Owner Mortgage Loan Files.......
Section 3.05. Reports to the Trustee; Annual Compliance Statements..............
Section 3.06. Title, Management and Disposition of Any REO Mortgage Loan........
Section 3.07. Amendments to Servicing Agreements,  Modification of
              Standard Provisions...............................................
Section 3.08. Oversight of Servicing............................................
Section 3.09. Termination and Substitution of Servicing Agreements..............
Section 3.10. 1934 Act Reports..................................................

                                   ARTICLE IV

                   DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                        PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01. Distributions.....................................................
Section 4.02. Allocation of Realized Losses.....................................
Section 4.03. Paying Agent......................................................
Section 4.04. Statements to Certificateholders;  Report to the
              Trustee and the Seller.......................10
Section 4.05. Reports to Mortgagors and the Internal Revenue Service............
Section 4.06. Calculation of Amounts; Binding Effect of
              Interpretations and Actions of Master Servicer....................

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01. The Certificates..................................................
Section 5.02. Registration of Certificates......................................
Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.................
Section 5.04. Persons Deemed Owners.............................................
Section 5.05. Access to List of Certificateholders' Names and Addresses.........
Section 5.06. Maintenance of Office or Agency...................................
Section 5.07. Definitive Certificates...........................................
Section 5.08. Notices to Clearing Agency........................................

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01. Liability of the Seller and the Master Servicer...................
Section 6.02. Merger or Consolidation of the Seller or the Master Servicer......
Section 6.03. Limitation on Liability of the Seller, the Master
              Servicer and Others...............................................
Section 6.04. Resignation of the Master Servicer................................
Section 6.05. Compensation to the Master Servicer...............................
Section 6.06. Assignment or Delegation of Duties by Master Servicer.............
Section 6.07. Indemnification of Trustee and Seller by Master Servicer..........

                                   ARTICLE VII

                                     DEFAULT

Section 7.01. Events of Default.................................................
Section 7.02. Other Remedies of Trustee.........................................
Section 7.03. Directions by Certificateholders and  Duties of
              Trustee During Event of Default...................................
Section 7.04. Action upon Certain Failures of the  Master Servicer and upon Event of Default.........................................
Section 7.05. Trustee to Act; Appointment of Successor..........................
Section 7.06. Notification to Certificateholders................................

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01. Duties of Trustee.................................................
Section 8.02. Certain Matters Affecting the Trustee.............................
Section 8.03. Trustee Not Required to Make Investigation........................
Section 8.04. Trustee Not Liable for Certificates or Mortgage Loans.............
Section 8.05. Trustee May Own Certificates......................................
Section 8.06. The Master Servicer to Pay Fees and Expenses......................
Section 8.07. Eligibility Requirements..........................................
Section 8.08. Resignation and Removal...........................................
Section 8.09. Successor.........................................................
Section 8.10. Merger or Consolidation...........................................
Section 8.11. Authenticating Agent..............................................
Section 8.12. Separate Trustees and Co-Trustees.................................
Section 8.13. Appointment of Custodians.........................................
Section 8.14. Tax Matters; Compliance with REMIC Provisions.....................
Section 8.15. Monthly Advances..................................................

                                   ARTICLE IX

                                   TERMINATION
Section 9.01. Termination upon Purchase by the  Seller
              or Liquidation of All Mortgage Loans..............................
Section 9.02. Additional Termination Requirements...............................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS
Section 10.01. Amendment........................................................
Section 10.02. Recordation of Agreement.........................................
Section 10.03. Limitation on Rights of Certificateholders.......................
Section 10.04. Governing Law; Jurisdiction......................................
Section 10.05. Notices..........................................................
Section 10.06. Severability of Provisions.......................................
Section 10.07. Special Notices to Rating Agencies...............................
Section 10.08. Covenant of Seller...............................................
Section 10.09. Recharacterization...............................................

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES
Section 11.01. Class A Fixed Pass-Through Rate..................................
Section 11.02. Cut-Off Date.....................................................
Section 11.03. Cut-Off Date Aggregate Principal Balance.........................
Section 11.04. Original Class A Percentage......................................
Section 11.05. Original Class A Subclass Principal Balances.....................
Section 11.06. Original Class A Non-PO Principal Balance........................
Section 11.07. Original Subordinated Percentage.................................
Section 11.08. Original Class M Percentage......................................
Section 11.09. Original Class M Principal Balance...............................
Section 11.10. Original Class M Fractional Interest.............................
Section 11.11. Original Class B-1 Percentage....................................
Section 11.12. Original Class B-2 Percentage....................................
Section 11.13. Original Class B-3 Percentage....................................
Section 11.14. Original Class B-4 Percentage....................................
Section 11.15. Original Class B-5 Percentage....................................
Section 11.16. Original Class B Principal Balance...............................
Section 11.17. Original Class B Subclass Principal Balances.....................
Section 11.18. Original Class B-1 Fractional Interest...........................
Section 11.19. Original Class B-2 Fractional Interest...........................
Section 11.20. Original Class B-3 Fractional Interest...........................
Section 11.21. Original Class B-4 Fractional Interest...........................
Section 11.22. Closing Date.....................................................
Section 11.23. Right to Purchase................................................
Section 11.24. Wire Transfer Eligibility........................................
Section 11.25. Single Certificate...............................................
Section 11.26. Servicing Fee Rate...............................................
Section 11.27. Master Servicing Fee Rate........................................

0234206.01                                            -4-




                                    EXHIBITS

EXHIBIT A-1 - Form of Face of Class A-1 Certificate

EXHIBIT A-2 - Form of Face of Class A-2 Certificate

EXHIBIT A-3 - Form of Face of Class A-3 Certificate

EXHIBIT A-4 - Form of Face of Class A-4 Certificate

EXHIBIT A-5 - Form of Face of Class A-5 Certificate

EXHIBIT A-PO - Form of Face of Class A-PO Certificate

EXHIBIT A-R - Form of Face of Class A-R Certificate

EXHIBIT B-1 - Form of Face of Class B-1 Certificate

EXHIBIT B-2 - Form of Face of Class B-2 Certificate

EXHIBIT B-3 - Form of Face of Class B-3 Certificate

EXHIBIT B-4 - Form of Face of Class B-4 Certificate

EXHIBIT B-5 - Form of Face of Class B-5 Certificate

EXHIBIT C - Form of Face of Class M Certificate

EXHIBIT D - Form of Reverse of Series 1998-1 Certificates

EXHIBIT E - Custodial Agreement

EXHIBIT  F-1 - Schedule  of  Mortgage  Loans  Serviced  by Norwest  Mortgage  in
               Frederick Maryland

EXHIBIT F-2 - Schedule of Mortgage Loans Serviced by CMMC

EXHIBIT G - Request for Release

EXHIBIT H - Affidavit  Pursuant to Section  860E(e)(4)  of the Internal  Revenue
            Code of 1986, as amended, and for Non-ERISA Investors

EXHIBIT I - Letter from Transferor of Residual Certificates

EXHIBIT  J  -  Transferee's   Letter  (Class  [A-5]  [A-PO]  [B-3]  [B-4]  [B-5]
               Certificates)

EXHIBIT K - Transferee's Letter (Class [M] [B-1] [B-2] Certificates)

EXHIBIT L - Servicing Agreements

EXHIBIT M - Form of Special Servicing Agreement

     This Pooling and Servicing Agreement, dated as of January 29, 1998 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, and FIRST UNION NATIONAL BANK, as Trustee.


                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.     Definitions.

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

     Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Principal Balance: As to any Distribution Date and the Class M Certificates or any Class B Subclass, the greater of (A) zero and (B) (i) the principal balance of such Class or Subclass with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less, with respect to the Class M Certificates, the Class B Principal Balance or, with respect to any Class B Subclass, the Class B Subclass Principal Balances for any Class B Subclasses with higher numerical designations.

     Adjustment Amount: For any Distribution Date, the difference between (A) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount and Class B-5 Optimal Principal Amount.

     Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

     Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

     Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

     Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

     Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

     Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

     Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

     Bankruptcy  Loss  Amount:  As of any  Distribution  Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $100,000.00 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

     Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

     Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Class A Certificates, Class M Certificates or Class B Certificates.

     Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

     Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

     Class: All certificates whose form is identical except for (i) variations in the Percentage Interest evidenced thereby and (ii) in the case of the Class A Certificates and Class B Certificates, variations in Subclass designation and other Subclass characteristics.

     Class  A  Certificate:  Any  one  of  Class  A-1  Certificates,  Class  A-2
Certificates,   Class  A-3  Certificates,  Class  A-4  Certificates,  Class  A-5
Certificates, Class A-PO Certificates or Class A-R Certificate.

     Class A Certificateholder:  The registered holder of a Class A Certificate.

     Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Subclasses of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a) on such Distribution Date.

     Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

     Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class A Loss Denominator: As to any Determination Date, an amount equal to the Class A Non-PO Principal Balance.

     Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the sum of the Class A Subclass Unpaid Interest Shortfalls for each Class A Subclass and
(iii) the Class A Non-PO Optimal Principal Amount.

     Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

               (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

               (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

               (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

     Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Class A Subclass Principal Balance of the Class A-PO Certificates.

     Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Subclasses pursuant to Paragraph third clause (A) of Section 4.01(a).

     Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

     Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in January 2002, 100%. As to any Distribution Date subsequent to January 2003 to and including the Distribution Date in January
2004, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to January 2004 to and including the Distribution Date in January 2005, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to January 2005 to and including the Distribution Date in January 2006, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to January 2006 to and including the Distribution Date in January 2007, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to January 2007, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of (a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A
Prepayment Percentage for the Distribution Date occurring in the January preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class M Principal Balance and the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including February 2003 and January 2004 (2) 35% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including
February 2004 and January 2005, (3) 40% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including February 2005 and January 2006, (4) 45% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including February 2006 and January 2007, and (5) 50% of the Original Subordinated Principal Balance if such Distribution Date occurs during or after February 2007. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by a Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

     Class A Principal Balance: As of any date, an amount equal to the sum of the Class A Subclass Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-PO Certificates and Class A-R Certificate.

     Class A Subclass: Any of the Subclasses of Class A Certificates consisting of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-PO Certificates and Class A-R Certificate.

     Class A Subclass Distribution Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-PO Certificates), the amount distributable to such Class A Subclass pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) on such Distribution Date.

     Class A Subclass Interest Accrual Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-4, Class A-5 and Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Subclass
Pass-Through  Rate  for  such  Class A  Subclass  and (b) the  Class A  Subclass
Principal Balance of such Class A Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date,
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). As to any Distribution Date and the Class A-4 Certificates, the Class A-4 Interest Accrual Amount. As to any Distribution Date and the Class A-5 Certificates, the Class A-5 Interest Accrual Amount. The Class A-PO Certificates have no Class A Subclass Interest Accrual Amount.

     Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass (other than the Class A-PO Certificates), the percentage calculated by dividing the Class A Subclass Interest Accrual Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount).

     Class A Subclass Interest Shortfall Amount: As to any Distribution Date and any Subclass of Class A Certificates, any amount by which the Class A Subclass Interest Accrual Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of Section 4.01(a).

     Class A Subclass Loss Percentage: As to any Determination Date and any Subclass of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Class A Subclass Principal Balance of such Subclass by the Class A Loss Denominator (determined without regard to any such Class A Subclass Principal Balance of any Class A Subclass not then outstanding), in each case determined as of the preceding Determination Date.

     Class A Subclass Pass-Through Rate: As to each Class A Subclass, other than the Class A-4, Class A-5 and Class A-PO Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-4 Certificates, the Class A-4 Pass-Through Rate. As to the Class A-5 Certificates, the Class A-5 Pass-Through Rate. The Class A-PO Certificates are not entitled to interest and have no Class A Subclass Pass-Through Rate.

     Class A Subclass Principal Balance: As of the first Determination Date and as to any Class A Subclass (other than the Class A-4 and Class A-5 Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class A Subclass (other than the Class A-4, Class A-5 and Class A-PO Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a) and (ii) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to such Class A Subclass pursuant to Section 4.02(b). After the Cross-Over Date, each such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date. The Class A-4 and Class A-5 Certificates do not have Class A Subclass Principal Balances.

     As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Cross-Over Date, such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Class A Subclass Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

     Class A Subclass Shortfall Percentage: As to any Distribution Date and Class A Subclass, the percentage calculated by dividing the Class A Subclass Unpaid Interest Shortfall for such Class A Subclass by the sum of the Class A Unpaid Interest Shortfall, in each case determined as of the day preceding the applicable Distribution Date.

     Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass on prior Distribution Dates pursuant to Paragraph second of
Section 4.01(a).

     Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfalls for all the Class A Subclasses.

     Class A Voting Interest: The sum of (A) the product of (i) the then applicable Class A Percentage and (ii) the Non-PO Voting Interest and (B) the Pool Balance (PO Portion) divided by the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

     Class  A-1  Certificateholder:   The  registered  holder  of  a  Class  A-1
Certificate.

     Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

     Class  A-2  Certificateholder:   The  registered  holder  of  a  Class  A-2
Certificate.

     Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

     Class  A-3  Certificateholder:   The  registered  holder  of  a  Class  A-3
Certificate.

     Class A-3 Percentage: The Class A Subclass Principal Balance of the Class A-3 Certificates divided by the Pool Balance (Non-PO Portion).

     Class A-3 Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                        Class A-3 Prepayment
Distribution Date Occurring In                            Shift Percentage

February 1998 through January 2003..................               0%
February 2003 through January 2004..................              30%
February 2004 through January 2005..................              40%
February 2005 through January 2006..................              60%
February 2006 through January 2007..................              80%
February  2007 and  thereafter......................             100%

     Class A-3 Priority Amount: For any Distribution Date, the lesser of (i) the Class A Subclass Principal Balance of the Class A-3 Certificates and (ii) the sum of (A) the product of (1) the Class A-3 Percentage and (2) the Scheduled Principal Amount and (B) the product of (1) the Class A-3 Percentage, (2) the Class A-3 Prepayment Shift Percentage, and (3) the Unscheduled Principal Amount.

     Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit D hereto.

     Class  A-4  Certificateholder:   The  registered  holder  of  a  Class  A-4
Certificate.

     Class A-4 Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the Class A-4 Pass-Through Rate and (b) the Class A-4 Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-4 Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

     Class A-4 Notional Amount: As to any Distribution Date, 41.3231845872% of the aggregate Scheduled Principal Balance of the Premium Mortgage Loans as of such Distribution Date.

     Class A-4 Pass-Through Rate: As to any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans minus 7.00%

     Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit D hereto.

     Class  A-5  Certificateholder:   The  registered  holder  of  a  Class  A-5
Certificate.

     Class A-5 Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the Class A-5 Pass-Through Rate and (b) the Class A-5 Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-5 Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

     Class A-5 Notional Amount: As to any Distribution Date, 58.6768154128% of the aggregate Scheduled Principal Balance of the Premium Mortgage Loans as of such Distribution Date.

     Class A-5 Pass-Through Rate: As to any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans minus 7.00%

     Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit D hereto.

     Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

     Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

     Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of

               (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

               (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to
          Section 2.02 or 2.03;

               (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

     Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

     Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

     Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Certificateholder: The registered holder of a Class B Certificate.

     Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class B Pass-Through Rate: As to any Distribution Date, 7.00% per annum.

     Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance and Class B-5 Principal Balance.

     Class  B  Subclass:   Any  of  the  Class  B-1   Certificates,   Class  B-2
Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Subclass Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Distribution Amounts.

     Class B Subclass Interest Accrual Amount: As to any Distribution Date and any Class B Subclass, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Subclass Principal Balance of such Class B Subclass as of the Determination Date preceding such Distribution Date minus
(ii) the Class B Subclass Interest Percentage of such Class B Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess
Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Accrual Amount of such Class B Subclass (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Accrual Amount).

     Class B Subclass Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest
Shortfall Amount, Class B-4 Interest Shortfall Amount or Class B-5 Interest Shortfall Amount.

     Class B Subclass  Loss  Percentage:  As to any  Determination  Date and any
Class B Subclass then outstanding, the percentage calculated by dividing the Class B Subclass Principal Balance of such Class B Subclass by the Class B Principal Balance (determined without regard to any Class B Subclass Principal Balance of any Class B Subclass not then outstanding), in each case determined as of the preceding Determination Date.

     Class B Subclass Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage or Class B-5 Percentage.

     Class B  Subclass  Prepayment  Percentage:  Any of the  Class B-1
Prepayment  Percentage,  Class B-2  Prepayment  Percentage,  Class B-3
Prepayment Percentage, Class B-4 Prepayment Percentage or Class B-5 Prepayment Percentage.

     Class B Subclass Principal Balance: Any of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Class B Subclass Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid
Interest Shortfall, Class B-4 Unpaid Interest Shortfall or Class B-5 Unpaid Interest Shortfall.

     Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

     Class  B-1  Certificateholder:   The  registered  holder  of  a  Class  B-1
Certificate.

     Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

     Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

     Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

               (iii)  the  Class  B-1  Prepayment  Percentage  of the  Scheduled
          Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

               (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

     Class B-1 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Percentage for such Distribution Date will be zero.

     Class B-1 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Prepayment Percentage for such Distribution Date will be zero.

     Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to
Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class M Principal Balance as of such Determination Date.

     Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

     Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

     Class  B-2  Certificateholder:   The  registered  holder  of  a  Class  B-2
Certificate.

     Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

     Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

     Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

               (iii)  the  Class  B-2  Prepayment  Percentage  of the  Scheduled
          Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

               (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

     Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

     Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

     Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

     Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

     Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

     Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

     Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a).

     Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

     Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

               (iii)  the  Class  B-3  Prepayment  Percentage  of the  Scheduled
          Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

               (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

     Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

     Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

     Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses through such Determination Date allocated to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

     Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

     Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

     Class  B-4  Certificateholder:   The  registered  holder  of  a  Class  B-4
Certificate.

     Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a).

     Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

     Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

               (iii)  the  Class  B-4  Prepayment  Percentage  of the  Scheduled
          Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

               (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

     Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

     Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

     Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

     Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

     Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

     Class  B-5  Certificateholder:   The  registered  holder  of  a  Class  B-5
Certificate.

     Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs twentieth, twenty-first, and twenty-second of Section 4.01(a).

     Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

     Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

               (iii)  the  Class  B-5  Prepayment  Percentage  of the  Scheduled
          Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

               (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

     Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

     Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

     Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

     Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

     Class M Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit C and Exhibit D hereto.

     Class M Certificateholder: The registered holder of a Class M Certificate.

     Class M Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class M Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a).

     Class M Interest Accrual Amount: As to any Distribution Date, an amount equal to (i) the product of 1/12th of the Class M Pass-Through Rate and the Class M Principal Balance as of the Determination Date preceding such Distribution Date minus (ii) (x) any Non-Supported Interest Shortfall allocated to the Class M Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class M Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class M Interest Accrual Amount with respect to such Distribution Date exceeds the amount distributed in respect of the Class M Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a).

     Class M Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class M Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class M Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

               (iii) the Class M Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

               (iv) the Class M Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class M Optimal Principal Amount will equal the lesser of (A) the Class M Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class M Certificates.

     Class M Pass-Through Rate: As to any Distribution Date, 7.00% per annum.

     Class M Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

     Class M Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

     Class M Principal Balance: As to the first Determination Date, the Original Class M Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class M Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class M Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class M Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

     Class M Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class M Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class M Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

     Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.22.

     CMMC: Chase Manhattan Mortgage Corporation, or its successor in interest.

     CMMC Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-2 Mortgage Loans initially by CMMC.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     Compensating Interest: As to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

     Co-op Shares: Shares issued by private non-profit housing corporations.

     Corporate Trust Office: The principal office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office is located at 230 South Tryon Street, Charlotte, North Carolina 28288.

     Cross-Over Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

     Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

     (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

     (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

     Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Subclasses pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

     Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a) on such Distribution Date.

     Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

     Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

     Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

     Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Subclass Principal Balance of the Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

     Current Class M Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class M Fractional Interest.

     Current Class M Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class M Certificates pursuant to Paragraph fifth of Section 4.01(a) on such Distribution Date.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

     Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

     Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

     Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of the Trustee. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

     Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

     Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

     Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

     DCR: Duff & Phelps Credit Rating Co., or its successor in interest.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificates: As defined in Section 5.01(b).

     Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-4 and Class A-5 Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-4 and Class A-5 Certificates, the Percentage Interest specified on the face of each such Certificate.

     Determination  Date:  The  17th  day of the  month  in  which  the  related
Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

     Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.00%.

     Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

     Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

     Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

     Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

               (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

               (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

               (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

               (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

               (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

               (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

               (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

               (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

     In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Prohibited Holder:  As defined in Section 5.02(d).

     Errors  and  Omissions   Policy:  As  defined  in  each  of  the  Servicing
Agreements.

     Event of Default:  Any of the events specified in Section 7.01.

     Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

     Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

     Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

     Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

     Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the CMMC Servicing Agreement.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

     Fidelity Bond:  As defined in each of the Servicing Agreements.

     Final   Distribution  Date:  The  Distribution  Date  on  which  the  final distribution in respect of the Certificates is made pursuant to Section 9.01.

     FNMA:  Fannie Mae or any successor thereto.

     Foreclosure  Profits:  As to any Distribution  Date, the excess, if any, of
(i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over
(ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

     Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

     Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $9,897,309.03 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

     Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

     Holder:  See "Certificateholder."

     Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

     Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

     Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

     Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

     Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

     Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged
Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

     Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

     Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

     Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

     Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

     Master Servicing Fee Rate:  As set forth in Section 11.27.

     Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

     Monthly Payment: As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

     Month End Interest:  As defined in each Servicing Agreement.

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

     Mortgage Loan Rider: The standard FNMA/FHLMC riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

     Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1 and F-2, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section 2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage
Loan:

                (i)     the Mortgage Loan identifying number;

                (ii)    the city, state and zip code of the Mortgaged Property;

                (iii)   the type of property;

                (iv)    the Mortgage Interest Rate;

                (v)     the Net Mortgage Interest Rate;

                (vi)    the Monthly Payment;

                (vii)   the original number of months to maturity;

                (viii)  the scheduled maturity date;

                (ix)    the Cut-Off Date Principal Balance;

                (x)     the Loan-to-Value Ratio at origination;

                (xi)    whether such Mortgage Loan is a Subsidy Loan;

                (xii)   whether  such   Mortgage  Loan  is  covered  by  primary
                        mortgage insurance;

                (xiii)  the Servicing Fee Rate; and

                (xiv)   the Master Servicing Fee.

     Such schedule may consist of multiple reports that collectively set forth all of the information required.

     Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

     Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

     Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

     Mortgagor:  The obligor on a Mortgage Note.

     Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

     Net Liquidation Proceeds: As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (b) the Master Servicing Fee Rate, as set forth in
Section 11.27 with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

     Net Partial Liquidation Proceeds: Partial Liquidation Proceeds with respect to a Mortgage Loan net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loan. For all purposes of this Agreement, Net Partial Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

     Non-permitted Foreign Holder:  As defined in Section 5.02(d).

     Non-PO Fraction: With respect to any Mortgage Loan, the lesser of (i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.00%.

     Non-PO Voting Interest: The ratio obtained by dividing the Pool Balance (Non-PO Portion) by the sum of the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer delivered to the Trustee, in each case detailing the reasons for such determination.

     Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance, (b) the Class M Certificates according to the percentage obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (c) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance.

     Non-U.S. Person:  As defined in Section 4.01(f).

     Norwest Mortgage: Norwest Mortgage, Inc., or its successor in interest.

     Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 Mortgage Loans initially by Norwest Mortgage.

     Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

     Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

     Optimal Adjustment Event: With respect to the Class M Certificates or any Class B Subclass and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class or Subclass if: (i) the principal balance of such Class or Subclass on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) (a) any Class A Subclass Principal Balance would be subject to further reduction as a result of the third or fifth sentences of the definition of Class A Subclass Principal Balance or (b) with respect to any Class B Subclass, the Class M Principal Balance or the Class B Subclass Principal Balance of a Class B Subclass with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class M Principal Balance, Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

     Original Class A Non-PO Principal Balance: The sum of the Original Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-R Certificates, as set forth in Section 11.06.

     Original Class A Subclass Principal Balance: Any of the Original Class A Subclass Principal Balances as set forth in Section 11.05.

     Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3
Principal Balance, Original Class B-4 Principal Balance and Original Class B-5 Principal Balance, as set forth in Section 11.16.

     Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.18.

     Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.19.

     Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.20.

     Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.21.

     Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.11.

     Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

     Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

     Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.14.

     Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

     Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class M Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class M Fractional Interest is specified in Section 11.10.

     Original Class M Percentage: The Class M Percentage as of the Cut-Off Date, as set forth in Section 11.08.

     Original Class M Principal Balance: The Class M Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

     Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

     Original Subordinated Principal Balance: The sum of the Original Class M Principal Balance and the Original Class B Principal Balance.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

     Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

     Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

     Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

     Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in
Section 4.03(a).

     Payment Account: The account maintained pursuant to Section 4.03(b).

     Percentage Interest: With respect to a Class A Certificate (other than a Class A-4 or Class A-5 Certificate), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class A Subclass. With respect to a Class A-4 or Class A-5 Certificate, the percentage interest specified on the face of such Certificate. With respect to a Class M Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class B Subclass.

     Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

     Person:   Any   individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     Plan:  As defined in Section 5.02(c).

     PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

     Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

               (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

               (b) the portion of Net Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

               (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the applicable Servicing Fee and
          (ii) the Master Servicing Fee;

               (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

               (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

               (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

               (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

               (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

               (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

               (j) Net Foreclosure Profits;

               (k) Month End Interest; and

               (l) the amount of any Recoveries in respect of principal which had previously been allocated as a loss to one or more Subclasses of the Class A or Class B Certificates or the Class M Certificates pursuant to Section 4.02 other than Recoveries covered by the last sentence of Section 4.02(d).

     Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

     Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of 7.00% or greater.

     Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

     Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

     Principal Adjustment: In the event that the Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount or Class B-5 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for the Class M Certificates or such Class B Subclass shall equal the difference between (i) the amount that would have been distributed to such Class or Subclass as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class or Subclass.

     Principal Balance: Each of the Class A Subclass Principal Balances, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance.

     Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

     Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

     Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

     Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates and Class M Certificates are DCR and Moody's. The Rating Agency for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean D-1+ in the case of DCR and P-1 in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

     Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and (ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

     Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

     Relevant Anniversary:  See "Bankruptcy Loss Amount."

     REMIC:  A "real  estate  mortgage  investment  conduit"  as defined in Code
Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

     REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

     Remittance Date:  As defined in each of the Servicing Agreements.

     REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

     REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

     Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

     Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

     Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Percentage.

     Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

     Seller: Norwest Asset Securities Corporation, or its successor in interest.

     Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-PO Optimal Principal Amount.

     Servicer   Mortgage  Loan  File:  As  defined  in  each  of  the  Servicing
Agreements.

     Servicers: Each of Norwest Mortgage and CMMC, as Servicer under the related Servicing Agreement.

     Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

     Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

     Servicing  Fee Rate:  With  respect  to a  Mortgage  Loan,  as set forth in
Section 11.26.

     Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

     Similar Law:  As defined in Section 5.02(c).

     Single Certificate: A Certificate of any Class or Subclass that evidences the smallest permissible Denomination for such Class or Subclass, as set forth in Section 11.25.

     Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

          (1)  normal wear and tear;

          (2) infidelity, conversion or other dishonest act on the part of the Trustee or the Servicer or any of their agents or employees; or

          (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to the related Servicing Agreement.

     Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $4,948,654.51 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of
(A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the
Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trustee. On and or after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

     Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

     Startup Day:  As defined in Section 2.05.

     Subclass: Each subdivision of the Class A Certificates, denominated respectively as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO and Class A-R and each subdivision of the Class B Certificates, denominated respectively as Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

     Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

     Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

     Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

     Substitute Mortgage Loan:  As defined in Section 2.02

     Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

     Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans, such amounts as may be held from time to time in the Certificate Account, the rights of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Trustee: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

     Unpaid Interest Shortfalls: Each of the Class A Subclass Unpaid Interest Shortfalls, the Class M Unpaid Interest Shortfall, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall and the Class B-5 Unpaid Interest Shortfall.

     Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii) and y(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Prepayment Percentage.

     Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

     Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

     U.S. Person:  As defined in Section 4.01(f).

     Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, (a) the Holders of the Class A Certificates will collectively be entitled to the Class A Voting Interest, (b) the Holders of the Class M Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the product of (i) the ratio obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (ii) the Non-PO Voting Interest and (c) the Holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1998-1 Certificates. The aggregate Voting Interests of each Subclass of Class A Certificates (other than the Class A-4, Class A-5 and Class A-PO Certificates) on any date will be equal to the product of (a) 98% of the portion of the Class A Voting Interest represented by clause (A) of the definition thereof and (b) the fraction obtained by dividing the Class A
Subclass Principal Balance of such Class A Subclass by the Class A Non-PO Principal Balance on such date. With respect to the Class A-4 and Class A-5 Certificates, the aggregate Voting Interest of each such Subclass on any date will be 1% of the Class A Voting Interest on such date represented by clause (A) of the definition of Class A Voting Interest. The aggregate Voting Interests of the Class A-PO Certificates on any date will be equal to the Class A Voting Interest represented by clause (B) of the definition thereof. The aggregate Voting Interests of each Subclass of Class B Certificates will equal such Subclass's pro rata portion of the Voting Interest allocated to the Class B
Certificates based on such Subclass's outstanding principal balance. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class or Subclass of Certificates or specified Classes or Subclasses of Certificates, each Certificateholder of a Class or Subclass will have a Voting Interest in such Class or Subclass equal to such Holder's Percentage Interest in such Class or Subclass.

     Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

Section 1.02.     Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 1.03.     Effect of Headings and Table of Contents.

     The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

Section 1.04.     Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

     The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

     In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or CMMC to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation, but in no event later than one (1) year following the Closing Date. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trustee within one (1) year following the Closing Date any original Mortgage or assignment of Mortgage not delivered to the Trustee on the Closing Date.

     In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee and the Trustee shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

Section 2.02.     Acceptance by Trustee.

     The Trustee acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate through the last day of the month in which such repurchase takes place or
(ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

     In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five
(45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

     The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

Section 2.03.     Representations and Warranties of the Master
Servicer and the Seller.

     (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this
Agreement:

               (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

     (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

               (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

               (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

               (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

               (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

               (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

               (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

               (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

               (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

               (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

               (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

               (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

               (xii)  The  Mortgage  Note,   the  related   Mortgage  and  other
          agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

               (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

               (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

               (xv) The Mortgage Loan (except any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged
          Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

               (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
          (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

               (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

               (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (xix)  Each  Mortgage  Note  is  payable  in  monthly   payments,
          resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

               (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

               (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

               (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

               (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

               (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

               (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with FNMA or FHLMC standards for inter vivos trusts and (ii) holding title to the Mortgaged
          Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

               (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

     Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

     (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or
(ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

Section 2.04.     Execution and Delivery of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

Section 2.05.
Designation of Certificates; Designation of
Startup Day and Latest Possible Maturity Date.

     The Seller hereby designates the Subclasses of Class A Certificates (other than the Class A-R Certificate), the Class M Certificates and the Subclasses of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is February 25, 2028 for purposes of Code Section 860G(a)(1).

ARTICLE III

ADMINISTRATION OF THE TRUST ESTATE:  SERVICING
OF THE MORTGAGE LOANS

Section 3.01.     Certificate Account.

     (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

     (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

               (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

               (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

     (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

     (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

Section 3.02.     Permitted Withdrawals from the Certificate Account.

     (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

               (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

               (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances;

               (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

               (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

               (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

               (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

               (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

               (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

               (ix) to pay to the Master Servicer or any Servicer out of Net Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

               (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

               (xi) to clear and terminate the Certificate  Account  pursuant to
          Section 9.01.

     (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

Section 3.03.     Advances by Master Servicer and Trustee.

     (a) In the event CMMC fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the CMMC Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or CMMC, as the case may be, (ii) the amount actually advanced, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

     (b) To the extent CMMC fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the CMMC Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

     (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

     (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

Section 3.04.     Trustee to Cooperate;
Release of Owner Mortgage Loan Files.

     Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

     Upon written certification of the Master Servicer or the Servicer of such Mortgage Loan, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

Section 3.05.     Reports to the Trustee; Annual Compliance
Statements.

     (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

     (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

Section 3.06.     Title, Management and Disposition of Any REO
Mortgage Loan.

     The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

Section 3.07.
Amendments to Servicing Agreements,
Modification of Standard Provisions.

     (a) Subject to the prior written consent of the Trustee pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

     (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

     (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder or the Trustee, enter into an amendment to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

     (ii)The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i) and 10.01(b)(iii).

Section 3.08.     Oversight of Servicing.

     The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates,
(ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on the REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

     For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

     During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

     The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

     The Seller shall be entitled, at its option, to repurchase any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor; provided, however, that the Cut-Off Date Principal Balances of the Mortgage Loans repurchased pursuant to this provision shall not exceed 2.5% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

     In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

     The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the REMIC.

     The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Subclass or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

Section 3.09.     Termination and Substitution of Servicing
Agreements.

     Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the Norwest Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

Section 3.10.     1934 Act Reports.

     The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-5 and Class A-PO Certificates), the Class M Certificates and the Class B-1 and Class B-2 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

ARTICLE IV

DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
PAYMENTS TO CERTIFICATEHOLDERS;
STATEMENTS AND REPORTS

Section 4.01.     Distributions.

     (a) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

     first, to the Subclasses of Class A Certificates, pro rata, based upon their respective Class A Subclass Interest Accrual Amounts, in an aggregate amount up to the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date;

     second, to the Subclasses of Class A Certificates, pro rata, based upon their respective Class A Subclass Unpaid Interest Shortfalls, in an aggregate amount up to the sum of the Class A Subclass Unpaid Interest Shortfalls;

     third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Subclasses of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

     fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-5 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-4 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-3 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-2 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-1 Certificates pursuant to Paragraph tenth below, and sixth to the Class M Certificates pursuant to Paragraph seventh below;

     fifth, to the Class M Certificates in an amount up to the Class M Interest Accrual Amount with respect to such Distribution Date;

     sixth, to the Class M Certificates in an amount up to the Class M Unpaid Interest Shortfall;

     seventh, to the Class M Certificates in an amount up to the Class M Optimal Principal Amount; provided, however, that the amount distributable to the Class M Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class M Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     eighth, to the Class B-1 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

     ninth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

     tenth, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     eleventh, to the Class B-2 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

     twelfth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

     thirteenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     fourteenth, to the Class B-3 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

     fifteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

     sixteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     seventeenth, to the Class B-4 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

     eighteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

     nineteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

     twentieth, to the Class B-5 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

     twenty-first, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

     twenty-second, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

     twenty-third, to the Holder of the Class A-R Certificate.

     Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class or Subclass (other than the Class A-R Certificate) has been reduced to zero, such Class or Subclass will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

     In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-R Certificate.

     With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Subclass will be allocated pro rata based on principal balance among the Class A Certificates (other than the Class A-PO Certificates), the Class M Certificates and any Class B Subclass with a lower numerical designation and the amount of the Principal Adjustment, if any, attributable to the Class M Certificates will be allocated to the Subclasses of Class A Certificates (other than the Class A-4, Class A-5 and Class A-PO Certificates) pro rata based on the Class A Subclass Principal Balances.

     (b) The Class A-4 and Class A-5 Certificates are interest-only Certificates and are not entitled to distributions in respect of principal.

     On each Distribution Date occurring prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Class A Subclass Principal Balances of the Subclasses of Class A Certificates (other than the Class A Subclass Principal Balance of the Class A-PO Certificates) as follows:

     first, to the Class A-3 Certificates, up to the Class A-3 Priority Amount for such Distribution Date;

     second, to the Class A-R Certificate, until the Class A Subclass Principal balance thereof has been reduced to zero ;

     third, to the Class A-1 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero;

     fourth, to the Class A-2 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero; and

     fifth, to the Class A-3 Certificates, without regard to the Class A-3 Priority Amount, until the Class A Subclass Principal Balance thereof has been reduced to zero.

                  (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Subclasses of Class A
Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Class A Subclass Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

     (d) (i) For purposes of determining whether the Subclasses of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

               (A) if the Current  Class M Fractional  Interest is less than the
          Original Class M Fractional Interest and the Class M Principal Balance is greater than zero, the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

               (B) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

               (C) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

               (D) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

               (E) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 Certificates shall not be eligible to receive distributions of principal.

     (ii)  notwithstanding  the  foregoing,  if on  any  Distribution  Date  the aggregate distributions to Holders of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal would reduce the Class M Principal Balance and/or the Class B Subclass Principal Balances of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal below zero, first the Class M Prepayment Percentage and/or the Class B Subclass Prepayment Percentage of any affected Class B Subclass for such Distribution Date beginning with the affected Subclass with the lowest numerical Subclass designation and then, if necessary, the Class M Percentage and/or the Class B Subclass Percentage of such Subclass of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balance of such Class B Subclass to zero. The Class B Subclass Prepayment Percentages and the Class B Subclass Percentages of the remaining Class B Subclasses will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated
Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balances of the affected Class B Subclasses to zero; provided, however, that if the Class B Subclass Principal Balances of all the Class B Subclasses eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Subclass Prepayment Percentage and the Class B Subclass Percentage of the Class B Subclass with the lowest numerical Subclass designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class M Prepayment Percentage and the Class B Subclass Prepayment
Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class M Percentage and the Class B Subclass Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, respectively. Any entitlement of any Class B Subclass to principal payments solely pursuant to this clause (ii) shall not cause such Subclass to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Subclass Percentage or Class B Subclass Prepayment Percentage.

     (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class or Subclass) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.24, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Subclass Distribution Amount with respect to each Subclass of Class A Certificates, the Class M Distribution Amount with respect to the Class M Certificates and the Class B Subclass Distribution Amount with respect to each such Subclass of Class B Certificates.

     In the event that, on any Distribution Date prior to the Final Distribution Date, the Class A Subclass Principal Balance of any Subclass of Class A Certificates (other than the Class A-R Certificate), the Class M Principal Balance of the Class M Certificates or the Class B Subclass Principal Balance of any Subclass of Class B Certificates or the notional amount of the Class A-4 or Class A-5 Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class or Subclass with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class or Subclass will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a).

     (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

Section 4.02.     Allocation of Realized Losses.

     (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

     first, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

     second, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

     third, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

     fourth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

     fifth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero;

     sixth, to the Class M Certificates until the Class M Principal Balance has been reduced to zero; and

     seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

     This allocation of Realized Losses will be effected through the reduction of the applicable Class's or Subclass's Principal Balance.

     (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses
occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates based on the Class A Non-PO Principal Balance, Class M Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Subclasses of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Subclass Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Principal Balances.

     (c) Any Realized Losses allocated to a Subclass of Class A Certificates or Class B Certificates or to the Class M Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Subclass or Class based on their Percentage Interests.

     (d) In the event that there is a Recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Subclasses of Class A Certificates, the Class M Certificates or any Subclasses of Class B Certificates, each outstanding Class or Subclass to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such Recovery up to the amount of such Realized Loss previously allocated to such Class or Subclass on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class or Subclass of Certificates has been reduced to zero, such Class or Subclass shall not be entitled to any share of such Recovery. In the event that the amount of such Recovery exceeds the amount of such Recovery allocated to each outstanding Class or Subclass in accordance with the preceding provisions, each outstanding Class or Subclass shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class or Subclass. Notwithstanding the foregoing provisions, but subject to the following proviso, if such Recovery occurs within two years of the realization of such loss and (i) is the result of an event that would have given rise to the repurchase of the related Mortgage Loan by the Seller pursuant to Section 2.02 or 2.03, or (ii) represents in whole or part funds which the applicable Servicer had received in respect of a Liquidated Loan but failed to remit to the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a
Liquidated Loan, such Recovery may, at the sole discretion of the Master Servicer, be treated as a repurchase or an Unscheduled Principal Receipt with respect to such Mortgage Loan, as the case may be, the Realized Loss previously recognized may be reversed and treated for all subsequent purposes as if it had never occurred and the Master Servicer may make such adjustments to interest or principal distributions on the Certificates and to the principal balances of the Certificates as the Master Servicer in its good faith judgment and sole discretion deems necessary or desirable to effectuate the reversal of the Realized Loss and the treatment of such amount as a repurchase or as an Unscheduled Principal Receipt, as the case may be; provided that such actions do not result in the aggregate distributions made in respect of each Class and Subclass of Certificates whose principal balances were previously reduced as a result of such Realized Loss being less than such Class or Subclass would have received if such Recovery had been deposited in the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan.

     (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated among (i) the Class A Certificates, (ii) the Class M Certificates and (iii) the Class B Certificates, pro rata based on the Class A Interest Accrual Amount, the Class M Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Subclasses of Class A Certificates based on their Class A Subclass Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Interest Percentages. In addition, after the Class M Principal Balance and the Class B Principal Balance have been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Subclasses of Class A Certificates based on their Class A Subclass Interest Percentages.

     (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

Section 4.03.     Paying Agent.

     (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by Section 4.04 as agent of the Master Servicer.

     The Master Servicer may, at any time, remove or replace the Paying Agent.

     The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

               (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of
          Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

               (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

               (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

     (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution
Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to
Section 9.01.

Section 4.04.     Statements to Certificateholders;
Report to the Trustee and the Seller.

     Concurrently with each distribution pursuant to Section 4.01(e), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

               (i) the amount of such distribution to Holders of each Class A Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (ii) (a) the amount of such distribution to Holders of each Subclass of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class A Subclass, (c) any Class A Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Subclass Unpaid Interest Shortfall with respect to each Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class A Subclass for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Subclass for such Distribution Date;

               (iii) the amount of such distribution to Holders of the Class M Certificates allocable to principal, identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (iv) (a) the amount of such distribution to Holders of the Class M Certificates allocable to interest, (b) the amount of the Current Class M Interest Distribution Amount, (c) any Class M Interest Shortfall Amount arising with respect to such Distribution Date and any remaining Class M Unpaid Interest Shortfall after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to the Class M Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates for such Distribution Date;

               (v) the amount of such distribution to Holders of each Class B Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (vi) (a) the amount of such distribution to Holders of each Class B Subclass allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class B Subclass and the Pass-Through Rate applicable to such Distribution Date, (c) any Class B Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Subclass Unpaid Interest Shortfall with respect to each Class B Subclass after giving effect to such distribution, (d) the amount of any Non-Supported
          Interest Shortfall allocated to each Class B Subclass for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class B Subclass for such Distribution Date;

               (vii) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

               (viii) the number of Mortgage Loans outstanding as of the preceding Determination Date;

               (ix) the Class A Principal Balance, the Class A Subclass Principal Balance of each Subclass of Class A Certificates, the Class M Principal Balance, the Class B Principal Balance and the Class B Subclass Principal Balance of each Subclass of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

               (x) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

               (xi) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and CMMC, respectively, as of such Distribution Date;

               (xii) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiii) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiv) the Class M Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xv) the Class M Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xvi) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xvii) the Class B-1,  Class B-2,  Class B-3, Class B-4 and Class
          B-5  Prepayment   Percentages  for  the  following  Distribution  Date
          (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xviii) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

               (xix) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

               (xx)  the  book  value  of  any  real  estate  acquired   through
          foreclosure or grant of a deed in lieu of foreclosure;

               (xxi) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

               (xxii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

               (xxiii) the aggregate amount of Bankruptcy Losses allocated to each Subclass of Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

               (xxiv) the amount by which the Class B Subclass Principal Balance of each Subclass of Class B Certificates and the Class M Principal Balance has been reduced as a result of Realized Losses allocated as of such Distribution Date;

               (xxv) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

               (xxvi) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

               (xxvii) the Class A-PO Deferred Amount, if any;

               (xxviii) in the case of the Class A-4 Certificates, the Class A-4 Notional Amount and Class A-4 Pass-Through Rate for such Distribution Date;

               (xxix) in the case of the Class A-5 Certificates, the Class A-5 Notional Amount and Class A-5 Pass-Through Rate for such Distribution Date; and

               (xxx) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

     In the case of information furnished with respect to a Subclass of Class A Certificates pursuant to clauses (i) and (ii) above, with the Class M
Certificates pursuant to clauses (iii) and (iv) above and with respect to a Class B Subclass pursuant to clauses (v) and (vi) above, the amounts shall be expressed as a dollar amount per Class A, Class M or Class B Certificate (other than the Class A-4, Class A-5 and Class A-R Certificates) with a $1,000 Denomination, and as a dollar amount per Class A-R Certificate with a $100 Denomination, and as a dollar amount per Class A-4 or Class A-5 Certificate with a 1% Denomination.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder, the information set forth in clauses (iii) and (iv)(a) above in the case of a Class M Certificateholder and the information contained in clauses (v) and (vi)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

     Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Subclass Distribution Amount with respect to each Class A Subclass, the Class M Distribution Amount and the Class B Subclass Distribution Amount with respect to each Class B Subclass. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

     In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

Section 4.05.     Reports to Mortgagors and the Internal Revenue
Service.

     The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

Section 4.06.     Calculation of Amounts; Binding Effect of
Interpretations and Actions of Master Servicer.

     The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates or the allocation of losses to the Certificates, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

ARTICLE V

THE CERTIFICATES

Section 5.01.     The Certificates.

     (a) The Class A, Class M and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-4, Class A-5 and Class A-R Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class or Subclass (other than the Class A-4, Class A-5 and Class A-R Certificates) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class or Subclass to equal the aggregate Original Class A Subclass Principal Balance, Original Class M Principal Balance or the aggregate Original Class B Subclass Principal Balance of such Class or Subclass, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-PO, A-R, B-1, B-2, B-3, B-4, B-5, C, and D (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A, Class M and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Until such time as Definitive Certificates are issued pursuant to Section 5.07, each Book-Entry Certificate shall bear the following legend:

     "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

     (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

               (i) the provisions of this Section 5.01(b) shall be in full force and effect;

               (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

               (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

               (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

               (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

     Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

Section 5.02.     Registration of Certificates.

     (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

     (b) No transfer of a Class A-5, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-5, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class A-5, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class A-5, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificates under said Act or any other securities law.

     (c) No transfer of a Class A-5, Class A-PO, Class M or Class B Certificate shall be made (other than the transfer of the Class A-5 and Class A-PO Certificates to an affiliate of the Seller on the Closing Date) unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class A-5, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate, or in the form of Exhibit K hereto, in the case of a Class M, Class B-1 or Class B-2 Certificate, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) with respect to the Class M and Class B Certificates only, if such transferee is an insurance company, the source of funds used to purchase the Class M or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and
there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) in the case of any such Class A-5, Class A-PO, Class M or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class A-5, Class A-PO, Class M or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class A-5, Class A-PO, Class M and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

     (d) No legal or beneficial interest in all or any portion of the Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i),
(ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that
(i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest,
(iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

     Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of the Class A-R Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any
Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class or Subclass. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

     Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

Section 5.05.     Access to List of Certificateholders' Names and
Addresses.

     (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class or Subclass as of the most recent Record Date.

     (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

     (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the
Certificateholders hereunder, regardless of the source from which such information was delivered.

Section 5.06.     Maintenance of Office or Agency.

     The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

Section 5.07.     Definitive Certificates.

     If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Subclass of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

Section 5.08.     Notices to Clearing Agency.

     Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

ARTICLE VI

THE SELLER AND THE MASTER SERVICER

Section 6.01.     Liability of the Seller and the Master Servicer.

     The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

Section 6.02.     Merger or Consolidation of the Seller or the Master
Servicer.

     Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

Section 6.03. Limitation on Liability of the Seller, the Master Servicer and Others.

     Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A, Class M and Class B Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.02(a).

Section 6.04.     Resignation of the Master Servicer.

     The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

Section 6.05.     Compensation to the Master Servicer.

     The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

Section 6.06.     Assignment or Delegation of Duties by Master
Servicer.

     The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

Section 6.07.     Indemnification of Trustee and Seller by Master
Servicer.

     The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

ARTICLE VII

DEFAULT

Section 7.01.     Events of Default.

     In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

               (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

               (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

               (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

               (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

               (vii) the Master  Servicer  and any  subservicer  appointed by it
          becomes   ineligible  to  service  for  both  FNMA  and  FHMLC,  which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

Section 7.02.     Other Remedies of Trustee.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 7.03.     Directions by Certificateholders and
Duties of Trustee During Event of Default.

     During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

Section 7.04.     Action upon Certain Failures of the
Master Servicer and upon Event of Default.

     In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

Section 7.05.     Trustee to Act; Appointment of Successor.

     When the Master Servicer receives notice of termination pursuant to Section
7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

Section 7.06.     Notification to Certificateholders.

     Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

ARTICLE VIII

CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

     The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

               (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

     None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.02.     Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 8.01:

               (i) The  Trustee  may rely and  shall be  protected  in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

               (iv) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section 8.03.     Trustee Not Required to Make Investigation.

     Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand.

Section 8.04.     Trustee Not Liable for Certificates or Mortgage
Loans.

     The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

Section 8.05.     Trustee May Own Certificates.

     The Trustee and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent.

Section 8.06.     The Master Servicer to Pay Fees and Expenses.

     The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

Section 8.07.     Eligibility Requirements.

     The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

Section 8.08.     Resignation and Removal.

     The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

Section 8.09.     Successor.

     Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

     Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.10.     Merger or Consolidation.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the Trust Estate to not qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

Section 8.11.     Authenticating Agent.

     The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

     The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

Section 8.12.     Separate Trustees and Co-Trustees.

     The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

               (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

               (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

               (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

     Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

     No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under
Section 8.09 hereof.

     The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

     The  Master   Servicer  shall  pay  the  reasonable   compensation  of  the
co-trustees to the extent,  and in accordance  with the standards,  specified in
Section 8.06 hereof.

Section 8.13.     Appointment of Custodians.

     The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

Section 8.14.     Tax Matters; Compliance with REMIC Provisions.

     (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Master Servicer, or, in the case of any action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the REMIC, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of the REMIC, and the fair market value and adjusted basis of the REMIC property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code
Section 860D(a)(2) other than the interests represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO and Class A-R Certificates, the Class M Certificates and the Class B-l, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Trust Estate or the REMIC to tax or (c) cause the Trust Estate to fail to qualify as a REMIC; (ix) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and
(xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Master Servicer is not so permitted, the Holder of the Class A-R Certificate shall be tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

     In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class and Subclass of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of the REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

     (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee to perform its obligations under this Section 8.14.

Section 8.15.     Monthly Advances.

     In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by
Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

ARTICLE IX

TERMINATION

Section 9.01.     Termination upon Purchase by the
Seller or Liquidation of All Mortgage Loans.

     Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.23. In the case of any purchase by the Seller pursuant to said clause
(i),  the Seller  shall  provide to the  Trustee the  certification  required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

     Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the
Trust Estate) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Subclasses of Class A Certificates, the respective Class A Subclass Principal Balance together with any related Class A Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Subclass Interest Accrual Amount, (ii) as to the Class M Certificates, the Class M Principal Balance together with any related Class M Unpaid Interest Shortfall and one month's interest at the Class M Pass-Through Rate on the Class M Principal Balance, (iii) as to the Subclasses of Class B Certificates, the respective Class B Subclass Principal Balance together with any related Class B Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Subclass Interest Accrual Amount and (iv) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Notwithstanding the foregoing, if the price paid pursuant to clause
(i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

     In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to
Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

Section 9.02.     Additional Termination Requirements.

     In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject the REMIC to federal tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax return of the REMIC; and

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01.    Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect, (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Trust Estate or the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and
(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class or Subclass of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or Subclass; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or Subclass in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class or Subclass evidencing, as to such Class or Subclass, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class or Subclass then outstanding.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders  under this
Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto with respect to the Exhibit F-1 Mortgage Loans without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of Norwest Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by Norwest Mortgage during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of changing the Applicable Unscheduled Principal Receipt Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts.

     A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

Section 10.02.    Recordation of Agreement.

     This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10.03.    Limitation on Rights of Certificateholders.

     The death or  incapacity  of any  Certificateholder  shall not  operate  to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 10.04.    Governing Law; Jurisdiction.

     This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 10.05.    Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way,
Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and
(iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

     For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Servicer or a Certificateholder.

Section 10.06.    Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.07.    Special Notices to Rating Agencies.

     (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

               (i) any amendment to this Agreement pursuant to Section 10.01(a);

               (ii) any sale or transfer of the Class B Certificates pursuant to
          Section 5.02 to an affiliate of the Seller;

               (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

               (iv) any resignation of the Master Servicer pursuant to Section 6.04;

               (v) the  occurrence of any of the Events of Default  described in
          Section 7.01;

               (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

               (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

               (viii) the making of a final payment pursuant to Section 9.01.

     (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

               (i) the appointment of a Custodian pursuant to Section 2.02;

               (ii) the  resignation  or  removal  of the  Trustee  pursuant  to
          Section 8.08;

               (iii) the appointment of a successor trustee pursuant to Section 8.09; or

               (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

     (c) The Master Servicer shall deliver to each Rating Agency:

               (i) reports prepared pursuant to Section 3.05; and

               (ii) statements prepared pursuant to Section 4.04.

Section 10.08.    Covenant of Seller.

     The  Seller  shall  not  amend   Article  Third  of  its   Certificate   of
Incorporation without the prior written consent of each Rating Agency rating the Certificates.

Section 10.09.    Recharacterization.

     The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

ARTICLE XI

TERMS FOR CERTIFICATES

Section 11.01.    Class A Fixed Pass-Through Rate.

     The Class A Fixed Pass-Through Rate is 7.00% per annum.

Section 11.02.    Cut-Off Date.

     The Cut-Off Date for the Certificates is January 1, 1998.

Section 11.03.    Cut-Off Date Aggregate Principal Balance.

     The Cut-Off Date Aggregate Principal Balance is $494,865,451,36.

Section 11.04.    Original Class A Percentage.

     The Original Class A Percentage is 95.49836890%

Section 11.05.    Original Class A Subclass Principal Balances.

     As to the following Subclasses of Class A Certificates, the Class A Subclass Principal Balance of such Subclass as of the Cut-Off Date, as follows:

                                                        Original Class A
                    Class A Subclass                 Subclass Principal Balance
                      Class A-1                          $386,566,125.00
                      Class A-2                          $ 35,601,000.00
                      Class A-3                          $ 50,250,000.00
                      Class A-PO                         $    179,279.81
                      Class A-R                          $        100.00

Section 11.06.    Original Class A Non-PO Principal Balance.

     The Original Class A Non-PO Principal Balance is $472,417,225.00.

Section 11.07.    Original Subordinated Percentage.

     The Original Subordinated Percentage is 4.50163110%.

Section 11.08.    Original Class M Percentage.

     The Original Class M Percentage is 1.50034515%.

Section 11.09.    Original Class M Principal Balance.

     The Original Class M Principal Balance is $7,422,000.00.

Section 11.10.    Original Class M Fractional Interest.

     The Original Class M Fractional Interest is 3.00128594%.

Section 11.11.    Original Class B-1 Percentage.

     The Original Class B-1 Percentage is 1.65054139%.

Section 11.12.    Original Class B-2 Percentage.

     The Original Class B-2 Percentage is 0.55004570%.

Section 11.13.    Original Class B-3 Percentage.

     The Original Class B-3 Percentage is 0.29998817%.

Section 11.14.    Original Class B-4 Percentage.

     The Original Class B-4 Percentage is 0.25005753%.

Section 11.15.    Original Class B-5 Percentage.

     The Original Class B-5 Percentage is 0.250665317%.

Section 11.16.    Original Class B Principal Balance.

     The Original Class B Principal Balance is $14,846,946.55.

Section 11.17.    Original Class B Subclass Principal Balances.

     As to any Class B Certificate, the Class B Subclass Principal Balance of such Subclass as of the Cut-Off Date, is as follows:

                                                      Original Class B
                    Class B Subclass             Subclass Principal Balance
                      Class B-1                       $8,165,000.00
                      Class B-2                       $2,721,000.00
                      Class B-3                       $1,484,000.00
                      Class B-4                       $1,237,000.00
                      Class B-5                       $1,239,946.55

Section 11.18.    Original Class B-1 Fractional Interest.

     The Original Class B-1 Fractional Interest is 1.35074455%.

Section 11.19.    Original Class B-2 Fractional Interest.

     The Original Class B-2 Fractional Interest is 0.80069886%.

Section 11.20.    Original Class B-3 Fractional Interest.

     The Original Class B-3 Fractional Interest is 0.50070169%.

Section 11.21.    Original Class B-4 Fractional Interest.

     The Original Class B-4 Fractional Interest is 0.25065316%.

Section 11.22.    Closing Date.

     The Closing Date is January 29, 1998.

Section 11.23.    Right to Purchase.

     The right of the Seller to purchase all of the Mortgage  Loans  pursuant to
Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $49,486,545.14 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

Section 11.24.    Wire Transfer Eligibility.

     With respect to the Class A Certificates (other than the Class A-4, Class A-5 and Class A-R Certificates), the Class M Certificates and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. With respect to the Class A-4 and Class A-5 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. The Class A-R Certificate is not eligible for wire transfer.

Section 11.25.    Single Certificate.

     A Single Certificate for each Subclass of Class A Certificates (other than the Class A-2, Class A-4, Class A-5 and Class A-R Certificates), the Class M and the Class B Certificates (other than the Class B-3, Class B-4 and Class B-5 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-2 Certificates represents a $1,000 Denomination. A Single Certificate for the Class A-4 and Class A-5 Certificates represents a Denomination of 100% Percentage Interest. A Single Certificate for the Class A-R Certificate represents a $100 Denomination. A Single Certificate for the Class B-3, Class B-4 and Class B-5 Certificates represents a $250,000 Denomination.

Section 11.26.    Servicing Fee Rate.

     The rate used to calculate the Servicing Fee is equal to 0.250% per annum.

Section 11.27.    Master Servicing Fee Rate.

     The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.016% per annum.

     IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                          NORWEST ASSET SECURITIES CORPORATION
                            as Seller

                          By:
                                Name:
                                Title:

                          NORWEST BANK MINNESOTA, NATIONAL
                          ASSOCIATION
                            as Master Servicer

                          By:
                                Name:
                                Title:

                          FIRST UNION NATIONAL BANK
                            as Trustee

                          By:
                                Name:
                                Title:

Attest:
By:
Name:
Title:

STATE OF NEW YORK                   )
                                        ss.:
COUNTY OF NEW YORK                  )

     On this 29th day of January, 1998, before me, a notary public in and for the State of New York, personally Patrick Greene, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is an Assistant Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK                   )
                                        ss.:
COUNTY OF NEW YORK                  )

     On this 29th day of January, 1998, before me, a notary public in and for the State of New York, personally appeared Edward M. Frere, Jr., known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA          )
                                       ss.:
COUNTY OF                        )

     On this ___th day of January, 1998, before me, a notary public in and for the State of North Carolina, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at _________________, North Carolina; that s/he is a ____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.





-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA          )
                                       ss.:
COUNTY OF                                   )

     On this ___th day of January, 1998, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.

-------------------------
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

           Norwest Asset Securities Corporation, Mortgage Pass-Through
                          Certificates, Series 1998-1
                 Applicable Unscheduled Principal Receipt Period

                                                             Full Unscheduled           Partial Unscheduled
     Servicer                                               Principal Receipts          Principal Receipts

     Norwest Mortgage, Inc. (Exhibit F-1)                        Mid-Month                   Mid-Month
     CMMC (Exhibit F-2)                                          Mid-Month                  Prior Month


A-1-4




                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-1 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   January 1, 1998

CUSIP No.:                          First Distribution Date:  February 25, 1998


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                        First Union National Bank,
                                          Trustee

                                        By____________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-1 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   January 1, 1998

CUSIP No.:                          First Distribution Date:  February 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                    First Union National Bank,
                                      Trustee

                                    By____________________________
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-1 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   January 1, 1998

CUSIP No.:                         First Distribution Date:  February 25, 1998

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                      First Union National Bank,
                                        Trustee

                                      By____________________________
                                        Authorized Officer


Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                                       A-4-4


                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-1 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

Certificate No.                    Cut-Off Date:   January 1, 1998

CUSIP No.:                         First Distribution Date:  February 25, 1998

Percentage Interest evidenced
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-4
Certificates will not be entitled to distributions in respect of principal. Interest will accrue on the Class A-4 Certificates during each month in an amount equal to the product of (A) 1/12th of (i) the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans on the first day of such month minus (ii) 7.00% and (B) the Class A-4 Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on January 29, 1998, at an issue price of 2.75603% of the initial Class A-4 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming (a) that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated January 27, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate and (b) that the interest rate at which distributions of interest on this Certificate actually will be made will be determined as though the pass-through rate on this Certificate applicable to the first Distribution Date will not change thereafter: (i) the amount of OID as a percentage of the initial Class A-4 Notional Amount is approximately 1.01264889%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.69%; and (iii) the amount of OID allocable to the short first accrual period (January 29, 1998 to February 25, 1998) as a percentage of the initial Class A-4 Notional Amount, calculated using the exact method, is approximately 0.01331149%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                First Union National Bank,
                                  Trustee

                                By____________________________
                                  Authorized Officer


Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-1 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

Certificate No.                   Cut-Off Date:   January 1, 1998

CUSIP No.:                        First Distribution Date:  February 25, 1998

Percentage Interest evidenced
by this Certificate: %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-5
Certificates will not be entitled to distributions in respect of principal. Interest will accrue on the Class A-5 Certificates during each month in an amount equal to the product of (A) 1/12th of (i) the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans on the first day of such month minus (ii) 7.00% and (B) the Class A-5 Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class A-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on January 29, 1998, at an issue price of 2.12340% of the initial Class A-5 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming (a) that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated January 27, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate and (b) that the interest rate at which distributions of interest on this Certificate actually will be made will be determined as though the pass-through rate on this Certificate applicable to the first Distribution Date will not change thereafter: (i) the amount of OID as a percentage of the initial Class A-5 Notional Amount is approximately 1.64527688%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 13.86%; and (iii) the amount of OID allocable to the short first accrual period (January 29, 1998 to February 25, 1998) as a percentage of the initial Class A-5 Notional Amount, calculated using the exact method, is approximately 0.02123822%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                      First Union National Bank,
                                        Trustee

                                      By____________________________
                                        Authorized Officer


Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]


THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-1, CLASS A-PO

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   January 1, 1998

CUSIP No.:                          First Distribution Date:  February 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A-PO
Distribution Amount required to be distributed to Holders of Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class A-PO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on January 29, 1998, at an issue price of 54.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated January 27, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 46.00000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.73%; and (iii) the amount of OID allocable to the short first accrual period (January 29, 1998 to February 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.45700038%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                First Union National Bank,
                                  Trustee

                                By____________________________
                                  Authorized Officer


Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-1, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   January 1, 1998

CUSIP No.:                         First Distribution Date:  February 25, 1998

Percentage Interest evidenced      Denomination:  $100.00
by this Certificate: 100%

     THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                    First Union National Bank,
                                      Trustee


                                    By____________________________
                                      Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-1, CLASS B-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   January 1, 1998

CUSIP No.:                          First Distribution Date:  February 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and the Class M Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                   First Union National Bank,
                                     Trustee

                                   By____________________________
                                     Authorized Officer


Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-1, CLASS B-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   January 1, 1998

CUSIP No.:                         First Distribution Date:  February 25, 1998

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                     First Union National Bank,
                                       Trustee

                                     By____________________________
                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-1, CLASS B-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   January 1, 1998

CUSIP No.:                         First Distribution Date:  February 25, 1998

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on January 29, 1998, and based on its issue price of 91.16644%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus four days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated January 27, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 8.91133333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.29%; and (iii) the amount of OID allocable to the short first accrual period (January 29, 1998 to February 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.03985641%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                    First Union National Bank,
                                      Trustee

                                    By____________________________
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-1, CLASS B-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   January 1, 1998

CUSIP No.:                           First Distribution Date:  February 25, 1998

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on January 29, 1998, and based on its issue price of 72.15244%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus four days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated January 27, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 27.92533333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.77%; and (iii) the amount of OID allocable to the short first accrual period (January 29, 1998 to February 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.10741177%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                           First Union National Bank,
                                             Trustee

                                           By____________________________
                                             Authorized Officer


Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1998-1, CLASS B-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   January 1, 1998

CUSIP No.:                          First Distribution Date:  February 25, 1998

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on January 29, 1998, and based on its issue price of 34.54444%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus four days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated January 27, 1998 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 65.53333333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 26.09%; and (iii) the amount of OID allocable to the short first accrual period (January 29, 1998 to February 25, 1998) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.14451493%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                        First Union National Bank,
                                          Trustee

                                        By____________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                    EXHIBIT C

                      [Form of Face of Class M Certificate]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1998-1, CLASS M


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   January 1, 1998

CUSIP No.:                         First Distribution Date:  February 25, 1998

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT _______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class M Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class M Distribution Amount required to be distributed to Holders of Class M Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Class M Pass-Through Rate applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class M Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class M Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                                         First Union National Bank,
                                           Trustee

                                         By____________________________
                                           Authorized Officer


Countersigned:

First Union National Bank,
  Trustee


By ________________________
   Authorized Officer

                                    EXHIBIT D

                 [Form of Reverse of Series 1998-1 Certificates]

                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1998-1

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

     As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:



Social Security or other Identifying Number of Assignee:
                                                          --------------------


Dated:

                            -----------------------------------
                            Signature by or on behalf of assignor

                            -----------------------------------
                            Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in
immediately                  available                  funds                 to
_________________________________________________________________     for    the
account  of   _______________________________________________   account   number
_____________,        or,       if        mailed       by       check,        to
_______________________________________________________.  Applicable  statements
should          be           mailed          to           ______________________
________________________________________________________________.

     This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                           W I T N E S S E T H  T H A T

     WHEREAS, the Seller, the Master Servicer, and the Trustee, have entered into a Pooling and Servicing Agreement dated as of January 29, 1998 relating to the issuance of Mortgage Pass-Through Certificates, Series 1998-1 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

     Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

     Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

     Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

     Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

     Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section  3.3.  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

     Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

     Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

     Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                 FIRST UNION NATIONAL BANK

230 South Tryon Street                   By:
Charlotte, North Carolina,  28288        Name:
                                         Title:



Address:                                 NORWEST ASSET SECURITIES
                                         CORPORATION
7485 New Horizon Way
Frederick, Maryland  21703               By:
                                         Name:
                                         Title:



Address:                                 NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
7485 New Horizon Way
Frederick, Maryland  21703               By:
                                         Name:
                                         Title:


Address:                                 [CUSTODIAN]

                                         By:
                                         Name:
                                         Title:

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



Notary Public




[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at
__________________________;   that   he  is   the   _______________________   of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



Notary Public

 [NOTARIAL SEAL]

                                   EXHIBIT F-1


                          No DesMoines Serviced Loans

                                   EXHIBIT F-2

NASCOR
NMI / 1998-01  Exhibit F-2
20 & 30 YEAR FIXED RATE NON RELOCATION LOANS




                                                                              NET
MORTGAGE                                                        MORTGAGE   MORTGAGE     CURRENT    ORIGINAL   SCHEDULED
LOAN                                          ZIP    PROPERTY   INTEREST   INTEREST     MONTHLY    TERM TO    MATURITY
NUMBER               CITY           STATE    CODE      TYPE       RATE       RATE       PAYMENT    MATURITY     DATE
------               ----           -----    ----      ----       ----       ----       -------    --------     ----
4673920     TUCSON                 AZ        85743     SFD       7.875       7.140       $334.62     360      1-Nov-27
4673924     BOULDER CITY           NV        89005     SFD       7.750       7.111     $2,171.80     360      1-Nov-27
4673932     CASTLE ROCK            CO        80104     SFD       7.625       7.083     $2,545.48     240      1-Nov-17
4673941     BOCA RATON             FL        33496     SFD       7.875       7.140     $1,993.84     360      1-Sep-27
4673949     FALLSTON               MD        21047     SFD       7.250       6.984     $1,637.22     360      1-Sep-27
4673951     MILL VALLEY            CA        94941     SFD       7.125       6.859     $5,558.18     360      1-Sep-27
4673955     LAKE OZARK             MO        65049     SFD       7.375       7.025     $3,729.65     360      1-Sep-27
4673958     CRANBERRY TOWNSHIP     PA        16066     SFD       7.250       6.984     $1,875.98     360      1-Sep-27
4673964     DOWNINGTOWN            PA        19335     SFD       7.250       6.984     $1,705.44     360      1-Oct-27
4673966     PHOENIXVILLE           PA        19460     SFD       7.875       7.140     $2,694.36     360      1-Nov-27
4673971     PHILADELPHIA           PA        19118     SFD       8.250       7.226     $3,474.98     360      1-Nov-27
4673973     BLUE BELL              PA        19422     SFD       7.375       7.025     $2,029.89     360      1-Nov-27
4673978     AUDOBON                PA        19403     SFD       7.125       6.859     $2,017.79     360      1-Nov-27
4673980     BALA CYNWYD            PA        19004     SFD       7.375       7.025     $1,936.65     360      1-Nov-27
4673996     LANGHORNE              PA        19047     PUD       8.000       7.169     $1,284.82     360      1-Nov-27
4674003     WEST GROVE             PA        19390     SFD       7.250       6.984     $1,611.31     360      1-Nov-27
4674004     CHADDS FORD            PA        19317     SFD       7.125       6.859     $2,775.72     360      1-Nov-27
4674007     CAREFREE               AZ        85377     SFD       8.250       7.226     $7,512.29     360      1-Nov-27
4674012     SCOTTSDALE             AZ        85258     SFD       7.875       7.140     $1,903.31     360      1-Nov-27
4674015     PHOENIX                AZ        85018     SFD       7.750       7.111     $1,647.75     360      1-Nov-27
4674023     NEWPORT COAST AREA     CA        92657     LCO       7.875       7.140     $3,457.13     360      1-Nov-27
4674026     LOS ANGELES            CA        90068     SFD       7.875       7.140     $2,523.24     360      1-Nov-27
4674032     LOS ANGELES            CA        91604     SFD       7.750       7.111     $3,238.18     360      1-Nov-27
4674033     ORANGE                 CA        92869     SFD       7.750       7.111     $1,799.99     360      1-Nov-27
4674037     SANTA ANA AREA         CA        92705     SFD       7.875       7.140     $5,750.53     360      1-Nov-27
4674039     ORANGE                 CA        92669     SFD       7.875       7.140     $2,047.60     360      1-Oct-27
4674046     PASADENA               CA        91104     SFD       7.875       7.140     $2,428.98     360      1-Sep-27
4674048     REDONDO BEACH          CA        90277     SFD       7.500       7.054     $1,748.04     360      1-Oct-27
4674057     ARCADIA                CA        91006     SFD       7.875       7.140     $2,900.28     360      1-Nov-27
4674058     LOS ANGELES            CA        90066     SFD       7.500       7.054     $1,929.83     360      1-Nov-27
4674060     SOUTH PASADENA         CA        91030     SFD       7.750       7.111     $1,826.85     360      1-Nov-27
4674062     PACIFIC PALISADES      CA        90272     SFD       8.000       7.169     $4,677.75     360      1-Nov-27
4674063     LOS ANGELES            CA        91602     SFD       7.250       6.984     $1,609.94     360      1-Sep-27
4674064     LOS ANGELES            CA        91604     SFD       8.000       7.169     $1,621.62     360      1-Oct-27
4674067     BEVERLY HILLS AREA     CA        90210     SFD       7.750       7.111     $3,295.50     360      1-Oct-27
4674069     LOS ANGELES            CA        90077     SFD       7.875       7.140     $4,495.43     360      1-Nov-27
4674070     VENICE                 CA        90291     SFD       8.000       7.169     $1,100.65     360      1-Oct-27
4674074     ROLLING HILLS ESTATES  CA        90274     SFD       7.500       7.054     $3,006.62     360      1-Nov-27
4674075     YORBA LINDA            CA        92887     SFD       7.625       7.083     $3,580.02     360      1-Nov-27
4674076     IRVINE                 CA        92614     SFD       7.500       7.054     $2,482.21     360      1-Sep-27
4674078     LAGUNA HILLS           CA        92653     SFD       7.875       7.140     $2,262.22     360      1-Nov-27
4674095     SAN JUAN CAPISTRANO    CA        92675     SFD       8.125       7.198     $4,454.98     360      1-Oct-27
4674100     LAGUNA NIGUEL          CA        92677     SFD       7.625       7.083     $2,753.32     360      1-Nov-27
4674103     PALM DESERT            CA        92211     SFD       7.750       7.111     $2,005.95     360      1-Nov-27
4674106     PALM DESERT            CA        92211     SFD       7.750       7.111     $1,719.39     360      1-Oct-27
4674110     RANCHO MIRAGE          CA        92270     SFD       7.375       7.025     $4,489.39     360      1-Nov-27
4674114     SAN DIEGO              CA        92121     PUD       7.250       6.984     $1,709.53     360      1-Sep-27
4674117     ENCINTAS               CA        92024     SFD       7.750       7.111     $1,705.06     360      1-Nov-27
4674119     ENCINITAS              CA        92024     SFD       7.625       7.083     $1,727.02     360      1-Nov-27
4674126     SAN DIEGO              CA        92121     SFD       7.125       6.859     $1,702.49     360      1-Nov-27
4674127     LOS ANGELES            CA        91604     SFD       7.625       7.083     $1,748.25     360      1-Nov-27
4674128     CARLSBAD               CA        92009     SFD       7.875       7.140     $1,700.29     360      1-Nov-27
4674129     DEL MAR                CA        92014     LCO       7.500       7.054     $3,216.39     360      1-Nov-27
4674130     SAN DIEGO              CA        92107     SFD       7.250       6.984      $946.52      360      1-Nov-27
4674131     PLAYA DEL REY          CA        90293     SFD       7.625       7.083     $1,960.59     360      1-Nov-27
4674135     THOUSAND OAKS          CA        91320     SFD       7.375       7.025     $1,639.66     360      1-Nov-27
4674137     AGOURA HILLS           CA        91301     SFD       7.875       7.140     $2,885.78     360      1-Nov-27
4674142     BOULDER CITY           NV        89005     SFD       8.000       7.169     $2,197.26     360      1-Nov-27
4674143     ORLANDO                FL        32826     THS       8.250       7.226      $289.24      360      1-Nov-27
4674144     MIAMI                  FL        33176     SFD       7.750       7.111     $1,791.03     360      1-Nov-27
4674150     FT LAUDERDALE          FL        33308     SFD       7.875       7.140     $2,117.20     360      1-Oct-27
4674152     DENVER                 CO        80207     SFD       7.500       7.054     $1,817.61     360      1-Nov-27
4674153     BOCA RATON             FL        33486     SFD       7.750       7.111     $3,188.03     360      1-Nov-27
4674157     WEST PALM BEACH        FL        33412     SFD       8.000       7.169     $2,274.67     360      1-Nov-27
4674161     DAVIE                  FL        33330     SFD       7.875       7.140     $2,011.89     360      1-Nov-27
4674166     MIAMI                  FL        33176     SFD       7.875       7.140     $2,615.69     360      1-Nov-27
4674168     PALM BEACH             FL        33480     SFD       8.000       7.169     $1,467.53     360      1-Nov-27
4674171     MEAD                   CO        80542     SFD       7.625       7.083     $2,095.07     360      1-Nov-27
4674173     PEMBROKE PINES         FL        33027     SFD       7.875       7.140     $1,812.67     360      1-Aug-27
4674177     CORAL GABLES           FL        33146     SFD       7.500       7.054     $1,957.80     360      1-Nov-27
4674181     ALAMEDA                CA        94501     SFD       7.625       7.083     $1,868.58     360      1-Nov-27
4674182     TAVERNIER              FL        33070     SFD       7.875       7.140     $1,629.96     360      1-Nov-27
4674185     MIAMI                  FL        33156     SFD       8.250       7.226     $2,103.55     360      1-Nov-27
4674186     COCOA BEACH            FL        32931     SFD       7.625       7.083     $1,500.52     360      1-Nov-27
4674187     SAN FRANCISCO          CA        94132     LCO       7.750       7.111     $1,826.85     360      1-Nov-27
4674189     FRANKLIN               TN        37067     SFD       7.250       6.984     $1,849.04     360      1-Nov-27
4674190     GERMANTOWN             TN        38139     SFD       7.375       7.025     $1,864.82     360      1-Sep-27
4674194     ATLANTA                GA        30307     SFD       7.625       7.083     $1,240.05     360      1-Nov-27
4674200     DULUTH                 GA        30155     SFD       8.000       7.169     $4,769.47     360      1-Sep-27
4674205     SUWANEE                GA        30024     SFD       7.750       7.111     $2,220.88     360      1-Oct-27
4674209     SANTA BARBARA          CA        93111     SFD       7.875       7.140     $2,874.91     360      1-Oct-27
4674224     SARASOTA               FL        34238     PUD       7.875       7.140      $507.55      360      1-Oct-27
4674226     SUGAR HILL             NH        03585     SFD       8.500       7.284      $595.91      360      1-Nov-27
4674232     FORT MYERS             FL        33919     SFD       7.875       7.140     $1,778.60     360      1-Oct-27
4674235     FORT PIERCE            FL        34949     SFD       7.625       7.083     $3,765.46     360      1-Nov-27
4674237     ENGLEWOOD              CO        80110     SFD       7.500       7.054     $3,496.07     360      1-Nov-27
4674241     CASTLE ROCK            CO        80104     SFD       7.500       7.054     $4,859.54     360      1-Nov-27
4674245     ALAMEDA                CA        94502     SFD       7.750       7.111     $2,906.13     360      1-Sep-27
4674251     PLEASANT HILL          CA        94523     SFD       7.250       6.984     $2,012.42     360      1-Nov-27
4674257     SANTA CLARA            CA        95054     SFD       7.625       7.083     $1,748.50     240      1-Nov-17
4674268     OAKLAND                CA        94602     SFD       7.750       7.111     $1,386.97     360      1-Nov-27
4674273     OAKLAND                CA        94618     SFD       7.500       7.054     $1,213.84     360      1-Nov-27
4674281     PLEASANTON             CA        94566     SFD       7.625       7.083     $1,878.13     360      1-Nov-27
4674284     WILDWOOD               MO        63025     SFD       7.875       7.140     $1,638.66     360      1-Nov-27
4674287     PLEASANTON             CA        94588     SFD       7.625       7.083     $2,093.65     360      1-Nov-27
4674290     LAFAYETTE              CA        94595     SFD       7.750       7.111     $2,536.10     360      1-Nov-27
4674295     GIG HARBOR             WA        98335     SFD       7.625       7.083     $4,529.88     360      1-Nov-27
4674326     TACOMA                 WA        98407     SFD       7.875       7.140     $2,030.19     360      1-Nov-27
4674329     TACOMA                 WA        98422     SFD       7.500       7.054      $978.90      360      1-Sep-27
4674338     SANTA CLARA            CA        95054     SFD       7.875       7.140     $1,916.00     360      1-Nov-27
4674343     SAN LUIS OBISPO        CA        93401     SFD       7.500       7.054     $2,480.81     360      1-Nov-27
4674349     PEBBLE BEACH           CA        93953     SFD       7.375       7.025     $3,971.38     360      1-Nov-27
4674352     SOMIS                  CA        93066     SFD       7.500       7.054     $1,748.04     360      1-Nov-27
4674357     THOUSAND OAKS          CA        91362     SFD       8.250       7.226     $2,822.89     240      1-Nov-17
4674361     SANTA BARBARA          CA        93105     SFD       7.750       7.111     $2,435.80     360      1-Nov-27
4674371     LA JOLLA               CA        92037     SFD       7.625       7.083     $1,981.82     360      1-Oct-27
4674372     SANTA CLARA            CA        95050     SFD       8.250       7.226     $3,095.22     360      1-Aug-27
4674376     GILROY                 CA        95020     SFD       7.125       6.859     $1,796.47     360      1-Nov-27
4674380     MOUNTAIN VIEW          CA        94040     PUD       7.750       7.111     $1,885.60     360      1-Nov-27
4674382     CASTRO VALLEY          CA        94546     SFD       7.875       7.140     $2,407.23     360      1-Oct-27
4674391     SAN JOSE               CA        95148     SFD       7.500       7.054     $2,167.57     360      1-Oct-27
4674398     CERRITOS               CA        90703     SFD       7.875       7.140     $2,261.85     360      1-Oct-27
4674400     LOS ALTOS HILLS        CA        94022     SFD       7.875       7.140     $4,096.64     360      1-Nov-27
4674407     BURLINGAME             CA        94010     SFD       7.500       7.054     $2,384.33     360      1-Nov-27
4674413     WOODSIDE               CA        94062     SFD       7.500       7.054     $4,894.50     360      1-Nov-27
4674419     WHEELER                OR        97147     SFD       7.875       7.140      $896.19      360      1-Aug-27
4674424     ALAMEDA                CA        94502     SFD       7.625       7.083     $1,845.93     360      1-Oct-27
4674426     CASTRO VALLEY          CA        94546     SFD       7.875       7.140     $2,078.77     360      1-Oct-27
4674439     SAN FRANCISCO          CA        94133     LCO       7.750       7.111     $1,862.67     360      1-Oct-27
4674443     LAGUNA BEACH           CA        92651     SFD       7.625       7.083     $2,597.60     360      1-Nov-27
4674445     SAN MATEO              CA        94402     SFD       7.750       7.111     $1,707.93     360      1-Nov-27
4674449     SAN JOSE               CA        95123     SFD       7.875       7.140     $1,639.38     360      1-Nov-27
4674451     WALNUT CREEK           CA        94598     SFD       7.625       7.083     $1,783.64     360      1-Nov-27
4674460     SAN FRANCISCO          CA        94114     LCO       7.250       6.984     $1,948.30     360      1-Nov-27
4674465     SAN FRANCISCO          CA        94127     SFD       7.250       6.984     $1,978.31     360      1-Nov-27
4674467     WESTLAKE VILLAGE       CA        91361     SFD       7.500       7.054     $2,027.73     360      1-Nov-27
4674471     NOVATO                 CA        94945     SFD       7.625       7.083     $3,029.36     360      1-Nov-27
4674478     SAN MATEO              CA        94401     SFD       7.750       7.111     $1,576.11     360      1-Nov-27
4674481     SAN RAMON              CA        94583     SFD       7.375       7.025     $1,985.00     360      1-Nov-27
4674485     PLEASANTON             CA        94588     SFD       7.375       7.025     $1,989.14     360      1-Sep-27
4674489     FREMONT                CA        94536     SFD       7.750       7.111     $1,547.45     360      1-Nov-27
4674506     PARK CITY              UT        84098     SFD       7.750       7.111     $1,361.18     360      1-Oct-27
4674510     SOUTH OF KETCHUM       ID        83333     SFD       7.875       7.140     $4,350.42     360      1-Nov-27
4674515     PHOENIXVILLE           PA        19460     SFD       8.250       7.226     $1,521.32     360      1-Sep-27
4674518     ROSEMOUNT              MN        55068     SFD       7.500       7.054      $773.37      240      1-Oct-17
4674522     MEDIA                  PA        19063     PUD       7.875       7.140     $2,428.99     360      1-Oct-27
4674525     SUNBURY                PA        17801     SFD       7.625       7.083      $553.02      240      1-Oct-17
4674532     MILFORD                MI        48380     SFD       7.750       7.111     $4,298.48     360      1-Oct-27
4674536     RADNOR                 PA        19807     SFD       7.875       7.140     $5,075.49     360      1-Nov-27
4674540     QUEENSTOWN             MD        21658     SFD       7.750       7.111     $1,633.42     360      1-Sep-27
4674544     ARNOLD                 MD        21012     SFD       7.750       7.111     $2,464.46     360      1-Sep-27
4674547     ANNAPOLIS              MD        21401     SFD       7.875       7.140     $1,943.19     360      1-Sep-27
4674550     ORLANDO                FL        32839     LCO       8.375       7.255      $285.79      360      1-Sep-27
4674554     TOPSFIELD              MA        01983     SFD       7.875       7.140     $1,895.33     360      1-Oct-27
4674560     PEMBROKE               MA        02359     SFD       8.000       7.169      $528.31      360      1-Sep-27
4674569     MECHANICSBURG          PA        17055     SFD       7.875       7.140     $1,896.78     360      1-Oct-27
4674573     FOXBORO                MA        02035     SFD       7.875       7.140     $2,305.72     360      1-Sep-27
4674580     ST PAUL                MN        55104     SFD       7.500       7.054      $464.03      240      1-Sep-17
4674582     ANN ARBOR              MI        48105     LCO       7.875       7.140     $1,635.04     360      1-Oct-27
4674596     LOS ANGELES            CA        91401     SFD       7.250       6.984     $1,809.14     360      1-Nov-27
4674599     ADDISON                IL        60101     SFD       7.875       7.140     $1,830.80     360      1-Oct-27
4674606     BATAVIA                IL        60510     SFD       7.750       7.111     $1,862.67     360      1-Nov-27
4674608     WATERFORD              MI        48327     SFD       8.000       7.169     $1,907.79     360      1-Nov-27
4674615     WOODSTOCK              GA        30189     SFD       7.625       7.083     $4,600.66     360      1-Oct-27
4674617     TALLAHASSEE            FL        32312     SFD       7.500       7.054     $1,622.18     360      1-Oct-27
4674621     TALLAHASSEE            FL        32312     SFD       7.875       7.140     $2,175.21     360      1-Oct-27
4674623     GERMANTOWN             TN        38139     SFD       7.625       7.083     $3,850.40     360      1-Nov-27
4674629     EDMOND                 OK        73003     SFD       7.875       7.140     $1,624.16     360      1-Nov-27
4674633     AUSTIN                 TX        78734     SFD       7.750       7.111     $2,134.91     360      1-Nov-27
4674654     SEATTLE                WA        98115     SFD       7.875       7.140     $2,525.42     360      1-Sep-27
4674658     LARKSPUR               CO        80118     SFD       7.875       7.140     $3,299.07     360      1-Oct-27
4674662     RIVERDALE              UT        84405     SFD       8.000       7.169      $731.94      360      1-Nov-27
4674664     BELLEVUE               WA        98008     SFD       7.750       7.111     $3,112.82     360      1-Oct-27
4674667     SALT LAKE CITY         UT        84103     SFD       7.625       7.083      $651.17      360      1-Nov-27
4674671     BELLEVUE               WA        98045     SFD       8.000       7.169     $1,691.69     360      1-Oct-27
4674673     CASTLE ROCK            CO        80104     SFD       7.125       6.859     $2,324.33     360      1-Nov-27
4674676     PORTLAND               OR        97210     SFD       7.500       7.054     $1,577.43     360      1-Nov-27
4674679     RENTON                 WA        98058     SFD       7.625       7.083     $1,939.36     360      1-Nov-27
4674681     DALLAS                 TX        75225     SFD       7.250       6.984     $3,192.59     360      1-Sep-27
4674684     NORTH RICHLAND HILLS   TX        76180     SFD       7.375       7.025     $1,049.83     360      1-Nov-27
4674722     STREET                 MD        21154     SFD       7.875       7.140     $2,095.46     360      1-Oct-27
4674725     PORT ST. LUCIE         FL        34984     SFD       8.125       7.198      $504.90      360      1-Oct-27
4674732     BLANDON                PA        19510     SFD       8.125       7.198     $1,015.74     360      1-Oct-27
4674734     FULLERTON              CA        92833     LCO       8.000       7.169      $763.12      360      1-Nov-27
4674736     SAN FRANCISCO          CA        94109     LCO       7.500       7.054     $2,640.24     360      1-Oct-27
4674737     OREM                   UT        84058     SFD       7.625       7.083      $662.50      360      1-Oct-27
4674740     BALA CYNWYD            PA        19004     SFD       7.875       7.140     $2,900.28     360      1-Oct-27
4674741     LOS ANGELES            CA        91307     SFD       7.500       7.054     $2,884.26     360      1-Oct-27
4674748     BREMERTON              WA        98312     SFD       8.500       7.284     $1,730.06     360      1-Jul-27
4674751     LANSDALE               PA        19446     THS       8.000       7.169      $551.80      360      1-Nov-27
4674752     THOUSAND OAKS          CA        91362     LCO       7.875       7.140     $2,088.20     360      1-Nov-27
4674753     ARGYLE                 TX        76226     SFD       7.750       7.111     $2,901.99     360      1-Oct-27
4674754     EL SEGUNDO             CA        90245     SFD       8.125       7.198     $2,168.09     360      1-Oct-27
4674755     SANTA FE               NM        87501     SFD       7.375       7.025     $1,795.76     360      1-Apr-27
4674759     HIGHLAND               MI        48357     SFD       8.375       7.255      $874.08      360      1-Sep-27
4674760     LEAWOOD                KS        66209     SFD       7.625       7.083     $1,755.33     360      1-Aug-27
4674761     ELK GROVE              CA        95624     SFD       8.125       7.198     $2,672.99     360      1-Oct-27
4674764     FORISTELL              MO        63348     SFD       7.750       7.111     $2,149.24     360      1-Oct-27
4674767     RIVERSIDE              CA        92506     SFD       7.750       7.111     $2,802.60     360      1-Oct-27
4674769     CLAYTON                MO        63105     SFD       7.750       7.111     $2,686.55     360      1-Sep-27
4674770     SAN JOSE               CA        95129     SFD       8.000       7.169     $2,017.85     360      1-Oct-27
4674771     INDIANAPOLIS           IN        46217     SFD       8.125       7.198     $1,633.50     360      1-Aug-27
4674772     LEAWOOD                KS        66224     SFD       7.625       7.083     $2,406.50     360      1-Oct-27
4674775     SAUGUS AREA            CA        91350     SFD       8.000       7.169     $1,641.06     360      1-Oct-27
4674778     TOWN AND COUNTRY       MO        63141     SFD       7.625       7.083     $4,246.77     360      1-Oct-27
4674779     ANNANDALE              MN        55302     SFD       8.125       7.198     $3,266.99     360      1-Oct-27
4674782     ARROYO GRANDE          CA        93420     SFD       7.750       7.111     $2,464.46     360      1-Oct-27
4674783     OAKLAND                CA        94602     SFD       7.875       7.140     $1,705.36     360      1-Oct-27
4674785     DES MOINES             IA        50315     SFD       7.500       7.054      $844.30      360      1-Oct-27
4674786     DANA POINT             CA        92629     SFD       7.500       7.054     $2,317.90     360      1-Oct-27
4674788     ROCA                   NE        68430     SFD       7.750       7.111     $2,149.24     360      1-Oct-27
4674789     OXNARD                 CA        93035     SFD       8.125       7.198     $2,038.15     360      1-Oct-27
4674793     GLENDALE               CA        91741     SFD       7.875       7.140     $4,350.42     360      1-Jul-27
4674794     ALEXANDRIA             VA        22314     THS       7.500       7.054     $1,789.99     360      1-Sep-27
4674795     SAN JOSE               CA        95132     SFD       8.250       7.226     $1,724.16     360      1-Aug-27
4674796     SANTA BARBARA          CA        93111     SFD       7.625       7.083     $1,840.26     360      1-Oct-27
4674798     SANTA BARBARA          CA        93111     SFD       7.625       7.083     $1,727.02     360      1-Oct-27
4674801     NEWPORT COAST AREA     CA        92657     SFD       8.625       7.313     $7,000.11     360      1-Oct-27
4674802     ST GEORGE              UT        84770     SFD       7.750       7.111     $1,576.11     360      1-Aug-27
4674803     ARCADIA                CA        91007     SFD       7.875       7.140     $1,722.76     360      1-Aug-27
4674805     CORONA DEL MAR         CA        92625     SFD       8.250       7.226     $3,906.59     360      1-Sep-27
4674807     CONCORD                CA        94518     SFD       8.000       7.169     $1,174.02     360      1-Oct-27
4674808     SAN JOSE               CA        95125     SFD       7.875       7.140     $2,349.22     360      1-Sep-27
4674812     SAN JOSE               CA        95136     SFD       8.125       7.198     $1,819.12     360      1-Sep-27
4674813     WEST BLOOMFIELD TWP'   MI        48322     SFD       8.125       7.198     $2,295.81     360      1-Sep-27
4674814     WEST HOLLYWOOD         CA        90069     SFD       7.750       7.111     $2,865.65     360      1-Oct-27
4674815     RIVERSIDE              CA        92506     SFD       8.000       7.169      $946.56      360      1-Sep-27
4674819     BAKERSFIELD            CA        93312     SFD       7.750       7.111     $1,606.20     360      1-Oct-27
4674820     COMMERCE TOWNSHIP      MI        48382     SFD       8.250       7.226     $2,753.40     360      1-Aug-27
4674823     SAN JOSE               CA        95125     SFD       8.250       7.226     $1,990.86     360      1-Oct-27
4674824     THOUSAND OAKS          CA        91361     SFD       8.000       7.169     $1,320.78     360      1-Nov-27
4674825     LOS ANGELES            CA        91335     SFD       8.000       7.169     $1,852.03     360      1-Oct-27
4674827     NORFOLK                VA        23503     SFD       7.750       7.111     $1,862.68     360      1-Sep-27
4674828     LOS ANGELES            CA        91326     SFD       8.000       7.169     $2,191.02     360      1-Oct-27
4674829     MORGAN HILL            CA        95037     SFD       7.875       7.140     $2,262.22     360      1-Sep-27
4674830     SANTA YNEZ             CA        93460     SFD       8.250       7.226     $3,808.93     360      1-Oct-27
4674832     SAN JOSE               CA        95120     SFD       8.000       7.169     $2,174.88     360      1-Sep-27
4674833     SAN JOSE               CA        95135     SFD       7.750       7.111     $1,934.31     360      1-Sep-27
4674835     MERCER ISLAND          WA        98040     SFD       8.000       7.169     $1,693.16     360      1-Sep-27
4674836     ROWLAND HEIGHTS        CA        91748     SFD       7.500       7.054      $769.14      360      1-Oct-27
4674837     ENCINITAS              CA        92024     SFD       7.375       7.025     $2,169.41     360      1-Sep-27
4674841     GOLETA                 CA        93117     SFD       7.750       7.111     $2,074.73     360      1-Sep-27
4674843     SAN JOSE               CA        95118     SFD       7.500       7.054     $1,734.05     360      1-Sep-27
4674844     BELLBROOK              OH        45305     SFD       7.875       7.140     $2,588.50     360      1-Oct-27
4674846     THOUSAND OAKS          CA        91320     SFD       7.625       7.083     $1,799.57     360      1-Oct-27
4674847     WEST BLOOMFIELD        MI        48323     SFD       7.875       7.140     $3,262.82     360      1-Oct-27
4674848     LOS ANGELES            CA        91326     PUD       7.625       7.083     $1,688.09     360      1-Oct-27
4674849     ALAMO                  CA        94507     SFD       7.625       7.083     $2,554.43     360      1-Oct-27
4674851     WEST HILLS             CA        91307     SFD       7.500       7.054     $2,308.46     360      1-Oct-27
4674853     CHATHAM                MA        02633     SFD       7.875       7.140     $1,703.92     360      1-Oct-27
4674854     O NEALS                CA        93645     SFD       8.000       7.169     $4,769.47     360      1-Sep-27
4674855     LOS ANGELES            CA        90046     SFD       7.875       7.140     $1,906.93     360      1-Sep-27
4674856     LA CRESCENTA           CA        91214     SFD       8.125       7.198     $1,752.29     360      1-Oct-27
4674857     BELLEUVE               WA        98006     SFD       7.875       7.140     $1,846.75     360      1-Sep-27
4674858     TUSTIN                 CA        92782     SFD       7.750       7.111     $1,701.48     360      1-Sep-27
4674860     HOWELL                 MI        48843     SFD       7.875       7.140     $1,667.66     360      1-Aug-27
4674861     GILROY                 CA        95020     SFD       7.750       7.111     $1,827.57     360      1-Sep-27
4674862     LOS ANGELES  VENICE ARECA        90291     SFD       8.000       7.169     $1,614.29     360      1-Oct-27
4674863     LAKEVIEW               CA        92567     SFD       8.750       7.341      $566.42      360      1-Oct-27
4674864     BLOOMFIELD TWP         MI        48301     SFD       8.250       7.226     $2,422.84     360      1-Sep-27
4674865     LOS ANGELES            CA        91423     SFD       7.750       7.111     $2,349.84     360      1-Sep-27
4674868     PASADENA               MD        21122     SFD       7.750       7.111     $2,192.23     360      1-Aug-27
4674869     DANA POINT             CA        92629     SFD       7.750       7.111     $1,925.00     360      1-Oct-27
4674871     SARATOGA               CA        95070     SFD       7.875       7.140     $3,184.51     360      1-Sep-27
4674872     VIENNA                 VA        22180     SFD       7.500       7.054     $2,097.64     360      1-Sep-27
4674874     LOS ANGELES            CA        90291     SFD       8.125       7.198      $839.03      360      1-Sep-27
4674876     CLOVIS                 CA        93611     SFD       7.750       7.111     $1,595.45     360      1-Oct-27
4674878     GALESVILLE             MD        20765     SFD       7.750       7.111     $1,988.05     360      1-Oct-27
4674879     DUBLIN                 CA        94568     SFD       7.625       7.083     $1,441.07     360      1-Sep-27
4674882     BERKELEY               CA        94705     SFD       7.500       7.054     $2,661.91     360      1-Nov-27
4674884     REDWOOD CITY           CA        94061     SFD       8.250       7.226     $2,494.21     360      1-Oct-27
4674886     WOODBRIDGE             VA        22192     SFD       7.750       7.111     $1,599.39     360      1-Oct-27
4674887     SATATOGA               CA        95070     PUD       7.375       7.025     $3,038.97     360      1-Sep-27
4674888     LA CRESCENTA AREA      CA        91214     SFD       8.250       7.226     $1,825.58     360      1-Oct-27
4674889     SOUTHFIELD             MI        48076     SFD       8.250       7.226      $986.04      360      1-Sep-27
4674890     EL DORADO              CA        95623     PUD       8.000       7.169      $880.52      360      1-Oct-27
4674893     WINNETKA               IL        60093     SFD       7.500       7.054     $3,146.47     360      1-Oct-27
4674894     LAHAINA                HI        96761     SFD       8.125       7.198     $2,923.59     360      1-Nov-27
4674896     CHICAGO                IL        60614     THS       7.625       7.083     $2,293.25     360      1-Oct-27
4674897     GLENDORA               CA        91741     SFD       7.750       7.111     $2,686.55     360      1-Nov-27
4674898     WEST BLOOMFIELD        MI        48323     SFD       7.875       7.140     $2,704.51     360      1-Oct-27
4674900     PASADENA               CA        91107     SFD       7.875       7.140     $2,320.23     360      1-Nov-27
4674902     CINCINNATI             OH        45244     SFD       7.625       7.083     $2,236.63     360      1-Oct-27
4674903     WALNUT AREA            CA        91789     SFD       7.750       7.111     $2,206.55     360      1-Oct-27
4674904     FRANKLIN               MI        48025     SFD       7.500       7.054     $4,247.73     360      1-Oct-27
4674905     BEVERLY HILLS          CA        90212     LCO       7.625       7.083     $2,689.62     360      1-Oct-27
4674906     BARKERSFIELD           CA        93312     SFD       7.750       7.111     $1,869.84     360      1-Sep-27
4674907     UNION CITY             CA        94587     SFD       8.250       7.226     $2,151.25     360      1-Oct-27
4674908     MORTON GROVE           IL        60053     SFD       7.875       7.140      $870.08      360      1-Oct-27
4674910     DIAMOND BAR            CA        91765     SFD       7.500       7.054     $1,629.17     360      1-Oct-27
4674911     MILL CREEK             WA        98012     SFD       8.125       7.198     $1,633.49     360      1-Oct-27
4674912     LIVERMORE              CA        94550     SFD       7.500       7.054     $1,834.74     360      1-Oct-27
4674913     NORTHAMPTON            PA        18067     SFD       7.875       7.140      $906.34      360      1-Oct-27
4674914     LOS ANGELES            CA        90045     SFD       7.750       7.111     $1,708.65     360      1-Nov-27
4674915     CHICAGO                IL        60613     SFD       7.875       7.140     $1,722.76     360      1-Sep-27
4674916     TORRANCE               CA        90503     LCO       8.125       7.198     $1,930.49     360      1-Nov-27
4674920     GREENWOOD              IN        46143     SFD       7.875       7.140     $1,812.67     360      1-Sep-27
4674921     SAN DIEGO              CA        92103     SFD       7.750       7.111     $1,885.96     360      1-Oct-27
4674922     FENTON                 MI        48430     SFD       7.250       6.984      $746.98      360      1-Oct-27
4674923     RANCHO SANTA MARGUERITACA        92688     SFD       8.125       7.198     $1,685.47     360      1-Oct-27
4674924     DES PLAINES            IL        60016     SFD       8.125       7.198     $1,710.71     360      1-Oct-27
4674927     ARCADIA                CA        91006     SFD       7.750       7.111     $2,557.59     360      1-Nov-27
4674929     TARPON SPRINGS         FL        34689     SFD       8.000       7.169      $396.23      360      1-Sep-27
4674930     BEVERLY HILLS          CA        90212     LCO       7.625       7.083     $1,698.71     360      1-Nov-27
4674931     GREAT FALLS            VA        22066     SFD       8.125       7.198     $3,935.24     360      1-Oct-27
4674932     SOUTH PASADENA         CA        91030     SFD       7.500       7.054     $1,748.04     360      1-Nov-27
4674934     ALLEN PARK             MI        48101     SFD       8.625       7.313      $622.23      360      1-Oct-27
4674935     LA CANADA FLINTRIDGE   CA        91011     SFD       8.000       7.169     $2,027.76     360      1-Nov-27
4674937     GLENVIEW               IL        60025     SFD       8.000       7.169     $2,416.66     360      1-Oct-27
4674938     SOUTH SAN FRANCISCO    CA        94080     SFD       7.625       7.083     $1,519.64     360      1-Nov-27
4674939     WESTLAND               MI        48186     SFD       8.500       7.284      $676.64      360      1-Oct-27
4674940     MORGAN HILL            CA        95037     SFD       7.875       7.140     $2,314.43     360      1-Nov-27
4674942     SOUTH PASADENA         CA        91030     LCO       7.625       7.083     $1,274.03     360      1-Nov-27
4674943     TROY                   OH        45373     SFD       7.500       7.054     $1,870.40     360      1-Oct-27
4674945     BELLFLOWER             CA        90706     SFD       7.875       7.140     $1,846.03     360      1-Nov-27
4674946     WEST BLOOMFIELD        MI        48324     SFD       8.375       7.255     $2,736.27     360      1-Sep-27
4674947     COLUMBUS               OH        43220     SFD       8.375       7.255     $6,840.66     360      1-Jun-27
4674948     WEST BLOOMFIELD        MI        48323     SFD       8.500       7.284     $2,645.06     360      1-Oct-27
4674949     POULSBO                WA        98370     SFD       8.625       7.313      $466.67      360      1-Jun-27
4674950     PINCKNEY               MI        48169     SFD       8.500       7.284     $2,306.36     360      1-Sep-27
4674951     SOUTHFIELD             MI        48076     SFD       8.375       7.255      $942.49      360      1-Oct-27
4674952     CLARKSVILLE            MD        21029     SFD       7.750       7.111     $1,207.87     360      1-Oct-27
4674953     MEQUON                 WI        53092     SFD       8.125       7.198     $2,227.50     360      1-Oct-27
4674954     NOVI                   MI        48374     SFD       8.375       7.255     $2,619.97     360      1-Oct-27
4674955     AGOURA HILLS           CA        91301     SFD       8.375       7.255     $2,017.99     360      1-Sep-27
4674958     ALGONQUIN              IL        60102     SFD       8.250       7.226     $1,600.20     360      1-Oct-27
4674959     CHICAGO                IL        60613     SFD       7.875       7.140     $2,012.07     360      1-Oct-27
4674960     WALLED LAKE            MI        48390     LCO       8.375       7.255      $934.89      360      1-Oct-27
4674961     FINKSBURG              MD        21048     SFD       7.750       7.111     $1,074.62     360      1-Oct-27
4674962     MEQUON                 WI        53097     SFD       8.250       7.226     $3,125.27     360      1-Oct-27
4674963     POTOMAC                MD        20854     SFD       7.875       7.140     $1,595.15     360      1-Oct-27
4674964     NORTHFIELD             MN        55057     SFD       8.000       7.169     $1,721.78     360      1-Oct-27
4674965     OLNEY                  MD        20832     SFD       7.625       7.083     $2,027.12     360      1-Oct-27
4674967     LA GRANGE PARK         IL        60526     SFD       7.875       7.140     $1,848.93     360      1-Oct-27
4674992     WEST CHESTER           OH        45069     SFD       7.875       7.140     $2,088.20     360      1-Oct-27
4674993     SUGAR HILL             GA        30518     SFD       8.375       7.255     $1,137.07     360      1-Oct-27
4674994     MARATHON               FL        33050     SFD       8.000       7.169     $3,485.38     360      1-Oct-27
4674996     HOLLY                  MI        48442     SFD       8.125       7.198     $1,856.24     360      1-Nov-27
4674997     CAROL STREAM           IL        60188     SFD       8.125       7.198     $1,928.27     360      1-Oct-27
4674998     COOPER CITY            FL        33328     SFD       8.125       7.198      $601.43      360      1-Nov-27
4674999     HERNDON                VA        20171     SFD       7.500       7.054     $1,950.81     360      1-Oct-27
4675001     FAIRFAX                VA        22030     SFD       7.375       7.025     $2,025.40     360      1-Oct-27
4675002     COLLIERVILLE           TN        38017     SFD       7.750       7.111     $1,769.54     360      1-Oct-27
4675003     TROY                   MI        48098     SFD       8.125       7.198     $1,781.99     360      1-Nov-27
4675004     SANTA BARBARA          CA        93109     SFD       8.000       7.169     $1,896.05     360      1-Oct-27
4675006     BEVERLY HILLS          MI        48025     SFD       8.125       7.198     $1,893.37     360      1-Oct-27
4675007     MISSION VIEJO          CA        92692     SFD       7.875       7.140     $1,575.94     360      1-Sep-27
4675008     WINTER GARDEN          FL        34787     SFD       8.375       7.255      $677.98      360      1-Oct-27
4675010     CRYSTAL LAKE           IL        60014     SFD       8.625       7.313      $877.35      360      1-Jun-27
4675011     LOS ANGELES            CA        90066     SFD       7.875       7.140     $2,233.22     360      1-Oct-27
4675012     JACKSON                TN        38305     SFD       7.625       7.083     $1,851.59     360      1-Oct-27
4675014     SAN RAFAEL             CA        94901     SFD       8.125       7.198     $1,720.74     360      1-Oct-27
4675017     ALPHARETTA             GA        30202     SFD       7.750       7.111     $2,758.19     360      1-Oct-27
4675018     BOULDER                CO        80304     SFD       8.000       7.169     $1,761.04     360      1-Aug-27
4675019     HUNTINGTON BEACH       CA        92646     SFD       7.625       7.083     $1,585.46     360      1-Sep-27
4675020     DELTONA                FL        32725     SFD       8.500       7.284      $368.31      360      1-Nov-27
4675022     GILROY                 CA        95020     SFD       8.000       7.169     $1,859.73     360      1-Sep-27
4675023     TALLAHASSEE            FL        32312     PUD       7.750       7.111     $1,361.19     360      1-Sep-27
4675025     PALM BEACH             FL        33480     SFD       7.875       7.140     $4,132.90     360      1-Nov-27
4675026     LAWRENCEVILLE          GA        30044     SFD       7.875       7.140     $1,703.91     360      1-Sep-27
4675027     SAN DIEGO              CA        92131     SFD       7.750       7.111     $1,732.65     360      1-Sep-27
4675028     COOPER CITY            FL        33328     SFD       8.125       7.198      $891.00      360      1-Nov-27
4675029     ORANGE PARK            FL        32073     SFD       7.625       7.083     $1,773.74     360      1-Sep-27
4675030     SAN FRANCISCO          CA        94117     SFD       8.000       7.169     $2,193.96     360      1-Oct-27
4675031     FAYETTEVILLE           GA        30214     SFD       7.500       7.054     $1,572.54     360      1-Nov-27
4675032     SATELLITE BEACH        FL        32937     SFD       8.250       7.226     $4,122.95     360      1-Oct-27
4675033     FRESNO                 CA        93720     SFD       7.750       7.111     $1,871.27     360      1-Oct-27
4675035     FLOWERY BRANCH         GA        30542     SFD       7.500       7.054      $561.47      360      1-Oct-27
4675036     FAYETTEVILLE           GA        30215     SFD       7.750       7.111     $2,170.73     360      1-Oct-27
4675038     SAN JOSE               CA        95148     SFD       8.375       7.255     $2,090.20     360      1-Oct-27
4675040     LEBANON                TN        37087     SFD       7.500       7.054     $1,699.09     360      1-Oct-27
4675041     NAPLES                 FL        34119     SFD       7.750       7.111     $1,647.75     360      1-Oct-27
4675042     LOS ANGELES            CA        91325     SFD       8.000       7.169     $2,113.25     360      1-Oct-27
4675043     FT. LAUDERDALE         FL        33332     SFD       8.500       7.284     $2,960.32     360      1-Nov-27
4675044     ATLANTA                GA        30324     SFD       7.625       7.083     $1,704.37     360      1-Sep-27
4675048     GARDEN GROVE           CA        92841     SFD       8.000       7.169     $1,650.97     360      1-Sep-27
4675049     HELENA                 AL        35080     SFD       7.750       7.111      $383.28      360      1-Oct-27
4675050     VALLEY VILLAGE AREA    CA        91607     SFD       8.375       7.255     $2,067.40     360      1-Jul-27
4675051     CASTRO VALLEY          CA        94546     SFD       8.500       7.284     $2,399.01     360      1-Oct-27
4675055     TUALATIN               OR        97062     SFD       8.000       7.169     $4,457.62     360      1-Jul-27
4675056     GLENDORA               CA        91741     SFD       7.875       7.140     $1,928.68     360      1-Oct-27
4675057     MIAMI                  FL        33156     SFD       7.875       7.140     $1,863.43     360      1-Oct-27
4675058     CORPUS CHRISTI         TX        78418     SFD       8.000       7.169     $1,616.52     360      1-Oct-27
4675059     SAN JOSE               CA        95135     SFD       7.625       7.083     $2,492.85     360      1-Sep-27
4675060     NAPLES                 FL        34109     SFD       7.875       7.140     $1,972.19     360      1-Oct-27
4675061     SAN JOSE               CA        95129     SFD       7.875       7.140     $1,792.37     360      1-Sep-27
4675063     LOS ANGELES            CA        90008     SFD       8.000       7.169     $1,750.03     360      1-Aug-27
4675064     MIAMI                  FL        33156     SFD       7.750       7.111     $2,475.92     360      1-Oct-27
4675065     SOUTH PASADENA         CA        91030     SFD       7.625       7.083     $1,981.82     360      1-Sep-27
4675066     FOLSOM                 CA        95630     SFD       7.625       7.083     $2,300.33     360      1-Sep-27
4675067     SEDONA                 AZ        86336     SFD       7.875       7.140     $2,501.49     360      1-Sep-27
4675068     DESTIN                 FL        32541     HCO       8.125       7.198      $482.62      360      1-Oct-27
4675069     YORBA LINDA            CA        92886     SFD       8.125       7.198     $2,188.51     360      1-Sep-27
4675071     GERMANTOWN             TN        38139     SFD       8.000       7.169     $2,494.80     360      1-Oct-27
4675072     BURLINGAME             CA        94010     SFD       7.875       7.140     $3,045.29     360      1-Oct-27
4675073     POWDER SPRINGS         GA        30073     SFD       7.750       7.111     $2,276.05     360      1-Aug-27
4675074     LOUISVILLE             KY        40222     SFD       8.000       7.169     $1,207.04     360      1-Oct-27
4675075     SAN DIEGO              CA        92129     SFD       8.000       7.169     $1,875.51     360      1-Oct-27
4675077     ANCHORAGE              KY        40223     SFD       7.500       7.054     $1,398.43     360      1-Oct-27
4675078     TUCSON                 AZ        85718     SFD       8.000       7.169     $1,893.12     360      1-Oct-27
4675079     CLAREMONT              CA        91711     SFD       7.875       7.140     $2,189.71     360      1-Oct-27
4675080     SUWANEE                GA        30024     SFD       7.625       7.083     $2,935.22     360      1-Sep-27
4675081     BRASELTON              GA        30517     SFD       7.875       7.140     $2,888.68     360      1-Oct-27
4675082     SAN DIEGO              CA        92130     LCO       8.250       7.226      $627.31      360      1-Oct-27
4675084     MIAMI                  FL        33033     SFD       8.750       7.341      $848.07      360      1-Oct-27
4675085     EL SEGUNDO             CA        90245     SFD       8.125       7.198     $1,782.00     360      1-Oct-27
4675086     JACKSONVILLE           FL        32258     SFD       7.750       7.111      $567.40      360      1-Sep-27
4675087     WILLIAMSBURG           VA        23185     SFD       7.500       7.054     $1,817.96     360      1-Sep-27
4675089     LOS ALTOS              CA        94022     SFD       7.750       7.111     $4,656.68     360      1-Oct-27
4675091     WAXHAW                 NC        28173     SFD       8.250       7.226     $1,756.84     360      1-Sep-27
4675092     TUCSON                 AZ        85718     SFD       7.500       7.054     $1,812.37     360      1-Oct-27
4675093     AVENTURA               FL        33160     HCO       8.000       7.169     $2,935.06     360      1-Sep-27
4675094     MONROE                 GA        30655     SFD       8.000       7.169      $583.35      360      1-Oct-27
4675095     SHEPHERDSVILLE         KY        40165     SFD       8.625       7.313      $595.01      360      1-Oct-27
4675097     LOS ANGELES            CA        91604     SFD       7.875       7.140     $2,537.75     360      1-Nov-27
4675098     CUMMING                GA        30131     SFD       7.375       7.025     $2,798.62     360      1-Oct-27
4675101     HILTON HEAD ISLAND     SC        29928     HCO       8.000       7.169     $1,746.36     360      1-Nov-27
4675103     MARIETTA               GA        30066     PUD       7.500       7.054     $2,805.25     360      1-Oct-27
4675105     RIVERSIDE              CA        92506     SFD       8.375       7.255     $2,572.09     360      1-Oct-27
4675106     GLENDALE               AZ        85304     SFD       8.250       7.226     $1,202.03     360      1-Aug-27
4675107     SIMI VALLEY            CA        93065     SFD       8.250       7.226     $1,307.20     360      1-Oct-27
4675108     MORGAN HILL            CA        95037     SFD       8.875       7.370     $2,028.89     360      1-Oct-27
4675109     KANSAS CITY            MO        64145     SFD       7.625       7.083     $1,972.27     360      1-Oct-27
4675111     HIGHLAND PARK          TX        75205     SFD       7.875       7.140     $3,339.67     360      1-Sep-27
4675112     FORT LAUDERDALE        FL        33330     SFD       8.375       7.255     $1,520.14     360      1-Nov-27
4675113     AUSTIN                 TX        78738     SFD       7.750       7.111     $1,841.18     360      1-Sep-27
4675114     SPICEWOOD              TX        78669     PUD       7.625       7.083     $3,255.85     360      1-Oct-27
4675115     APTOS                  CA        95003     SFD       7.875       7.140     $2,315.88     360      1-Oct-27
4675117     AUSTIN                 TX        78759     SFD       7.500       7.054     $1,560.65     360      1-Oct-27
4675119     OAKLAND                TN        38060     SFD       7.875       7.140      $625.38      360      1-Oct-27
4675121     SANTA ANNA             CA        92705     SFD       8.000       7.169     $2,935.06     360      1-Oct-27
4675124     MEMPHIS                TN        38111     SFD       7.750       7.111     $1,074.62     360      1-Oct-27
4675125     CYPRESS                TX        77429     SFD       7.625       7.083     $2,095.07     360      1-Sep-27
4675127     THOUSAND OAKS          CA        91320     SFD       8.125       7.198     $1,790.91     360      1-Oct-27
4675129     VAIL                   AZ        85641     SFD       8.000       7.169      $845.30      360      1-Sep-27
4675130     DESTIN                 FL        32541     SFD       7.875       7.140     $1,863.43     360      1-Oct-27
4675134     SOCIAL CIRCLE          GA        30279     SFD       7.875       7.140     $2,733.51     360      1-Oct-27
4675135     GRAND PRAIRIE          TX        75052     SFD       7.875       7.140      $841.08      360      1-Sep-27
4675136     ACWORTH                GA        30102     SFD       8.250       7.226      $910.54      360      1-Oct-27
4675137     MESA                   AZ        85204     SFD       7.875       7.140      $638.06      360      1-Oct-27
4675139     LOS ANGELES            CA        90066     SFD       7.750       7.111      $917.01      360      1-Oct-27
4675141     FREMONT                CA        94536     SFD       8.125       7.198     $1,954.25     360      1-Oct-27
4675142     MESA                   AZ        85204     SFD       7.875       7.140      $661.26      360      1-Oct-27
4675143     TUSTIN                 CA        92780     SFD       7.500       7.054     $1,693.85     360      1-Sep-27
4675144     MORGAN HILL            CA        95037     SFD       7.500       7.054     $2,237.49     360      1-Oct-27
4675146     LITTLETON              CO        80127     SFD       7.500       7.054     $1,887.88     360      1-Oct-27
4675147     GLENDALE               CA        91206     SFD       7.875       7.140     $1,914.18     360      1-Oct-27
4675148     WICHITA                KS        67230     SFD       7.625       7.083     $3,114.29     360      1-Oct-27
4675150     HIGHLANDS RANCH        CO        80126     SFD       8.375       7.255      $946.29      360      1-Oct-27
4675151     NORTHRIDGE             CA        91326     SFD       8.375       7.255     $1,672.16     360      1-Oct-27
4675154     SCOTTSDALE             AZ        85260     SFD       8.375       7.255     $1,029.90     360      1-Oct-27
4675155     PHOENIX                AZ        85044     SFD       8.375       7.255     $4,864.47     360      1-Oct-27
4675156     SANTA BARBARA          CA        93105     SFD       8.250       7.226     $1,014.21     360      1-Oct-27
4675157     TUCSON                 AZ        85730     SFD       7.875       7.140     $1,479.14     360      1-Oct-27
4675158     SCOTTSDALE             AZ        85259     SFD       8.250       7.226      $796.35      360      1-Sep-27
4675159     CALABASAS AREA         CA        91302     SFD       7.875       7.140     $3,335.32     360      1-Oct-27
4675162     ARLINGTON              TX        76006     SFD       7.750       7.111     $1,599.03     360      1-Nov-27
4675163     ARVADA                 CO        80004     SFD       8.500       7.284      $738.16      360      1-Oct-27
4675164     LA CRESCENTA           CA        91214     SFD       7.750       7.111     $1,625.90     360      1-Oct-27
4675165     HOUSTON                TX        77059     SFD       7.500       7.054     $1,901.86     360      1-Nov-27
4675166     DENVER                 CO        80202     LCO       8.375       7.255     $2,762.86     360      1-Oct-27
4675168     ENCINO                 CA        91436     SFD       8.375       7.255     $1,881.18     360      1-Oct-27
4675170     SCOTTSDALE             AZ        85260     SFD       8.000       7.169     $1,849.09     360      1-Oct-27
4675171     PALO ALTO              CA        94301     SFD       7.875       7.140     $2,755.27     360      1-Sep-27
4675172     JACKSON                WY        83001     SFD       8.125       7.198     $2,286.89     360      1-Oct-27
4675174     TUCSON                 AZ        85730     SFD       8.125       7.198      $582.12      360      1-Oct-27
4675176     TUCSON                 AZ        85750     SFD       8.125       7.198      $683.10      360      1-Oct-27
4675177     BOULDER                CO        80304     SFD       8.625       7.313     $1,545.86     360      1-Aug-27
4675178     CHANDLER               AZ        85225     SFD       8.625       7.313      $517.24      360      1-Oct-27
4675181     BOULDER                CO        80304     SFD       7.750       7.111     $3,011.09     360      1-Aug-27
4675182     WESTMINSTER            CO        80030     PUD       7.750       7.111     $2,163.56     360      1-Oct-27
4675183     AUSTIN                 TX        78746     SFD       8.125       7.198     $3,125.91     360      1-Nov-27
4675185     PHOENIX                AZ        85024     SFD       8.250       7.226      $961.62      360      1-Oct-27
4675188     ALBUQUERQUE            NM        87111     SFD       8.000       7.169     $1,724.35     360      1-Oct-27
4675190     ROSWELL                NM        88201     SFD       7.875       7.140      $897.28      360      1-Nov-27
4675191     SCOTTSDALE             AZ        85259     SFD       7.750       7.111     $2,041.78     360      1-Oct-27
4675192     DENVER                 CO        80206     THS       7.875       7.140     $2,479.74     360      1-Aug-27
4675194     BOERNE                 TX        78006     SFD       7.875       7.140     $5,770.10     360      1-Nov-27
4675199     OKLAHOMA CITY          OK        73170     SFD       7.875       7.140      $862.84      360      1-Oct-27
4675200     LAKEBAY                WA        98349     SFD       7.750       7.111     $2,172.16     360      1-Oct-27
4675201     ISSAQUAH               WA        98029     SFD       7.875       7.140     $2,175.21     360      1-Aug-27
4675202     PLANO                  TX        75025     SFD       7.500       7.054     $1,648.05     360      1-Nov-27
4675208     SEATTLE                WA        98118     SFD       7.625       7.083     $3,233.20     360      1-Oct-27
4675209     PLANO                  TX        75025     SFD       7.500       7.054     $2,248.68     360      1-Nov-27
4675210     SANDY                  UT        84093     SFD       8.000       7.169     $1,614.29     360      1-Oct-27
4675212     MUSTANG                OK        73064     SFD       8.250       7.226      $398.17      360      1-Nov-27
4675213     BOULDER                CO        80302     SFD       7.875       7.140     $4,132.90     360      1-Oct-27
4675214     GIG HARBOR             WA        98329     SFD       7.875       7.140      $812.08      360      1-Nov-27
4675215     SEATTLE                WA        98112     SFD       8.000       7.169     $2,758.23     360      1-Nov-27
4675216     MANY                   LA        71449     SFD       8.250       7.226      $390.66      360      1-Nov-27
4675217     HILLSBORO              OR        97123     SFD       8.000       7.169     $1,021.40     360      1-Oct-27
4675218     BOULDER                CO        80304     SFD       7.875       7.140     $1,856.18     360      1-Sep-27
4675220     MENLO PARK             CA        94025     SFD       7.875       7.140     $7,250.70     360      1-Nov-27
4675221     EDMOND                 OK        73003     SFD       7.500       7.054     $2,538.15     360      1-Nov-27
4675222     RENTON                 WA        98056     SFD       7.875       7.140     $1,954.42     360      1-Oct-27
4675224     VANCOUVER              WA        98683     SFD       7.625       7.083     $3,170.92     360      1-Nov-27
4675226     HEATH                  TX        75087     SFD       7.625       7.083     $1,840.27     360      1-Nov-27
4675227     LAFAYETTE              CO        80026     SFD       7.500       7.054     $1,038.34     360      1-Oct-27
4675230     WOODINVILLE            WA        98072     SFD       8.250       7.226     $2,253.80     360      1-Aug-27
4675232     DENVER                 CO        80219     SFD       7.875       7.140      $725.07      360      1-Oct-27
4675233     SNOHOMISH              WA        98290     SFD       7.750       7.111     $1,776.70     360      1-Aug-27
4675234     COPPELL                TX        75019     SFD       7.500       7.054     $1,585.82     360      1-Nov-27
4675235     ISSAQUAH               WA        98027     SFD       7.875       7.140     $1,319.63     360      1-Nov-27
4675239     PARK CITY              UT        84098     SFD       8.125       7.198     $1,532.51     360      1-Oct-27
4675240     HOUSTON                TX        77040     SFD       7.250       6.984     $2,128.39     360      1-Nov-27
4675241     MONROE                 WA        98272     SFD       8.250       7.226     $1,805.67     360      1-Oct-27
4675242     REDMOND                WA        98052     SFD       7.875       7.140     $1,826.45     360      1-Oct-27
4675243     SAN JOSE               CA        95132     SFD       7.875       7.140     $2,044.70     360      1-Nov-27
4675244     SUNNYVALE              CA        94087     SFD       7.875       7.140     $1,957.69     360      1-Nov-27
4675248     DALLAS                 TX        75230     SFD       7.625       7.083     $1,738.35     360      1-Nov-27
4675249     ABERDEEN               WA        98520     SFD       7.875       7.140     $1,624.16     360      1-Nov-27
4675250     CENTERVILLE            UT        84014     SFD       7.750       7.111      $917.01      360      1-Oct-27
4675251     MANSFIELD              TX        76063     SFD       7.875       7.140     $2,146.21     360      1-Nov-27
4675253     EDMONDS                WA        98026     SFD       7.750       7.111     $1,977.30     360      1-Nov-27
4675255     LOS ANGELES            CA        90048     SFD       7.625       7.083     $1,725.25     360      1-Nov-27
4675256     EVERGREEN              CO        80439     SFD       8.125       7.198     $2,272.05     360      1-Oct-27
4675261     METAIRIE               LA        70001     SFD       7.875       7.140      $326.29      360      1-Nov-27
4675262     MARIETTA               GA        30067     SFD       7.875       7.140     $1,740.17     360      1-Sep-27
4675263     SARATOGA               CA        95070     SFD       7.500       7.054     $3,461.12     360      1-Nov-27
4675265     PAYSON                 AZ        85541     SFD       7.750       7.111     $1,647.75     360      1-Oct-27
4675268     SAN CARLOS             CA        94070     SFD       8.000       7.169     $2,119.12     360      1-Nov-27
4675269     RENO                   NV        89511     SFD       7.875       7.140     $3,178.70     360      1-Sep-27
4675270     PLANO                  TX        75093     SFD       7.875       7.140     $1,932.31     360      1-Nov-27
4675271     ISSAQUAH               WA        98029     SFD       7.500       7.054     $1,146.72     360      1-Nov-27
4675272     LOS GATOS              CA        95032     SFD       7.375       7.025     $2,961.62     360      1-Nov-27
4675273     BOTHELL                WA        98021     SFD       7.750       7.111     $1,662.08     360      1-Oct-27
4675277     KIRKLAND               WA        98033     MF2       7.875       7.140     $1,508.14     360      1-Aug-27
4675280     SEATTLE                WA        98119     SFD       7.500       7.054     $1,845.93     360      1-Nov-27
4675281     WOODLAND HILLS         CA        91364     SFD       7.625       7.083     $1,698.71     360      1-Nov-27
4675283     BEND                   OR        97701     SFD       7.875       7.140     $5,655.55     360      1-Nov-27
4675284     SARATOGA               CA        95070     SFD       7.625       7.083     $2,795.79     360      1-Nov-27
4675285     SARATOGA               CA        95070     SFD       7.250       6.984     $2,839.56     360      1-Nov-27
4675290     EVERETT                WA        98208     SFD       7.875       7.140     $1,276.12     360      1-Oct-27
4675295     SEATTLE                WA        98119     SFD       7.750       7.111     $2,493.12     360      1-Nov-27
4675296     HALF MOON BAY          CA        94019     SFD       7.875       7.140     $3,697.86     360      1-Nov-27
4675297     SAN JOSE               CA        95124     SFD       7.750       7.111     $3,610.72     360      1-Nov-27
4675298     BRUSH PRAIRIE          WA        98606     SFD       8.000       7.169     $2,157.27     360      1-Oct-27
4675299     PORTLAND               OR        97212     SFD       7.750       7.111     $3,209.53     360      1-Nov-27
4675300     LAFAYETTE              CA        94549     SFD       7.375       7.025     $2,707.45     360      1-Nov-27
4675301     SNOHOMISH              WA        98290     SFD       7.875       7.140     $2,505.84     360      1-Nov-27
4675303     CHESTERFIELD           MO        63005     SFD       7.750       7.111     $2,163.57     360      1-Nov-27
4675304     OAKLAND                CA        94618     MF2       7.625       7.083     $2,129.05     360      1-Nov-27
4675306     PORTLAND               OR        97229     SFD       7.750       7.111     $2,057.18     360      1-Oct-27
4675307     PORTLAND               OR        97212     SFD       7.875       7.140     $2,262.22     360      1-Nov-27
4675308     SAN JOSE               CA        95112     SFD       7.750       7.111     $1,970.14     360      1-Nov-27
4675311     SILVER SPRING          MD        20905     SFD       8.000       7.169     $3,100.16     360      1-Nov-27
4675313     BELLEVUE               WA        98004     SFD       8.375       7.255     $2,128.20     360      1-Oct-27
4675314     NOVATO                 CA        94945     SFD       7.500       7.054     $2,964.67     360      1-Nov-27
4675315     SEATTLE                WA        98118     SFD       8.125       7.198     $2,572.76     360      1-Nov-27
4675316     SAN JOSE               CA        95124     SFD       7.875       7.140     $2,806.75     360      1-Nov-27
4675318     OAKLAND                CA        94611     SFD       8.000       7.169     $1,874.04     360      1-Nov-27
4675321     ARTOS                  CA        95003     SFD       7.875       7.140     $3,067.05     360      1-Nov-27
4675322     FALL CITY              WA        98024     SFD       7.625       7.083     $1,557.15     360      1-Nov-27
4675323     SAN JOSE               CA        95116     SFD       7.500       7.054     $1,968.29     360      1-Nov-27
4675324     CULVER CITY            CA        90232     SFD       7.750       7.111     $1,776.71     360      1-Nov-27
4675325     ANNANDALE              VA        22003     SFD       7.500       7.054     $1,588.62     360      1-Nov-27
4675329     SAN JOSE               CA        95124     SFD       8.000       7.169     $2,524.16     360      1-Nov-27
4675331     GASTON                 OR        97119     SFD       7.875       7.140     $1,508.15     360      1-Oct-27
4675332     CAMPBELL               CA        95008     SFD       7.875       7.140     $2,111.41     360      1-Nov-27
4675333     MALIBU                 CA        90265     SFD       8.000       7.169     $4,109.09     360      1-Nov-27
4675335     WARRENTON              VA        20187     PUD       7.875       7.140     $3,121.06     360      1-Nov-27
4675337     BOUNTIFUL              UT        84010     SFD       7.750       7.111     $1,730.85     360      1-Oct-27
4675338     WEST LINN              OR        97068     SFD       7.750       7.111     $1,805.36     360      1-Nov-27
4675339     MCKINNEY               TX        75070     SFD       7.625       7.083     $1,834.61     360      1-Nov-27
4675341     SIMI VALLEY            CA        93065     SFD       7.500       7.054     $2,321.40     360      1-Nov-27
4675342     FLOWER MOUND           TX        75028     SFD       7.625       7.083     $2,661.31     360      1-Nov-27
4675343     PINE                   CO        80470     SFD       7.625       7.083     $1,734.09     360      1-Nov-27
4675345     SAN JOSE               CA        95136     SFD       7.750       7.111     $2,075.81     360      1-Nov-27
4675346     SEATTLE                WA        98144     SFD       7.375       7.025     $1,740.51     360      1-Nov-27
4675348     PORTLAND               OR        97225     SFD       8.000       7.169     $1,871.10     360      1-Nov-27
4675349     LOS ANGELES            CA        90077     SFD       7.625       7.083     $2,901.96     360      1-Nov-27
4675350     WOODINVILLE            WA        98072     SFD       8.000       7.169     $1,725.82     360      1-Nov-27
4675351     SARATOGA               CA        95070     SFD       7.500       7.054     $3,496.08     360      1-Nov-27
4675352     LYNNWOOD               WA        98037     SFD       7.750       7.111     $1,313.52     240      1-Oct-17
4675353     BELLEVUE               WA        98008     SFD       7.625       7.083     $1,688.09     360      1-Nov-27
4675354     LOS ANGELES            CA        90035     SFD       8.000       7.169     $3,485.39     360      1-Nov-27
4675355     MENLO PARK             CA        94025     SFD       7.750       7.111     $3,352.81     360      1-Nov-27
4675356     NEWCASTLE              WA        98059     SFD       7.500       7.054     $2,062.69     360      1-Nov-27
4675357     THORNTON               CO        80241     SFD        750%       7.054      1566.24      360        46661
4675358     SAN JUAN CAPISTRANO    CA        92675     SFD        750%       7.054      2561.93      360        46692
4675360     MARIETTA               GA        30062     SFD        725%       6.984      1899.87      360        46692
4675361     SAN JOSE               CA        95120     PUD        800%       7.169      2251.19      360        46692
4675362     MANHATTAN BEACH        CA        90266     SFD        738%       7.025      3004.44      360        46692
4675363     JULIAN                 CA        92036     SFD        800%       7.169      1761.04      360        46692
4675365     YORBA LINDA            CA        92887     SFD        788%       7.140      1800.35      360        46692
4675367     FREMONT                CA        94539     SFD        775%       7.111      4405.94      360        46692
4675371     DEL MAR                CA        92014     PUD        763%       7.083      2123.39      360        46692
4675372     MISSION VIEJO          CA        92692     SFD        775%       7.111      2098.73      360        46692
4675373     ALBANY                 CA        94706     SFD        738%       7.025      2956.09      360        46692
4675374     EDMONDS                WA        98020     SFD        825%       7.226      1818.07      360        46692
4675376     VILLA PARK             CA        92861     SFD        763%       7.083      2746.24      360        46692
4675378     SANTA CLARA            CA        95050     SFD        800%       7.169      1692.8       360        46692
4675379     VANCOUVER              WA        98684     SFD        775%       7.111        768        360        46661
4675381     SAN DIEGO              CA        92129     SFD        763%       7.083      1769.49      360        46692
4675382     LOS ANGELES            CA        90272     SFD        800%       7.169      4255.84      360        46692
4675384     ISSAQUAH               WA        98029     SFD        775%       7.111      1687.87      360        46661
4675386     DULUTH                 GA        30097     SFD        775%       7.111      2935.86      360        46692
4675387     LOS ALTOS              CA        94024     SFD        775%       7.111      2507.45      360        46692
4675389     WOODINVILLE            WA        98072     SFD        725%       6.984      2728.71      360        46692
4675391     MOUNTAIN VIEW          CA        94041     SFD        775%       7.111      1984.47      360        46692
4675393     DELTONA                FL        32738     SFD        788%       7.140      435.05       360        46692
4675394     WILSONVILLE            OR        97070     SFD        750%       7.054       1783        360        46661
4675395     SAN JOSE               CA        95120     SFD        788%       7.140      2798.77      360        46692
4675397     ATLANTA                GA        30328     SFD        725%       6.984      2728.71      360        46692
4675398     BEND                   OR        97701     SFD        800%       7.169      2091.23      360        46692
4675399     PLANTATION             FL        33324     SFD        775%       7.111      3121.77      360        46692
4675400     EASTSOUND              WA        98245     SFD        775%       7.111      2579.09      360        46661
4675402     BELLEVUE               WA        98006     SFD        788%       7.140      1834.43      360        46692
4675404     LAFAYETTE              CA        94549     SFD        775%       7.111      1834.02      360        46692
4675405     SEATTLE                WA        98102     LCO        738%       7.025      2762.71      360        46631
4675408     CORAL GABLES           FL        33146     SFD        788%       7.140      2283.97      360        46692
4675409     STONE MOUNTAIN         GA        30087     SFD        738%       7.025      1547.12      360        46692
4675410     SNOHOMISH              WA        98290     SFD        763%       7.083      2151.7       360        46692
4675412     BELLEVUE               WA        98008     SFD        763%       7.083      1238.64      360        46692
4675413     FAIRFAX                VA        22031     SFD        725%       6.984      1698.62      360        46692
4675414     GREELEY                CO        80634     SFD        775%       7.111      2865.65      360        46661
4675415     FEDERAL WAY            WA        98023     SFD        763%       7.083      842.28       360        46600
4675416     KENNESAW               GA        30101     SFD        763%       7.083      1094.96      360        46692
4675417     WOODINVILLE            WA        98072     SFD        775%       7.111      2328.34      360        46661
4675418     SEATTLE                WA        98103     SFD        788%       7.140      1957.69      360        46631
4675421     BELLEVUE               WA        98006     SFD        750%       7.054      2629.05      360        46692
4675423     BEAUFORT               SC        29902     SFD        775%       7.111      2686.55      360        46661
4675424     ST GEORGE              UT        84790     SFD        788%       7.140      812.08       360        46661
4675425     BATTLE GROUND          WA        98604     SFD        738%       7.025      1471.14      360        46692
4675426     POWELL                 OH        43065     SFD        763%       7.083      1698.71      360        46692
4675429     ATLANTA                GA        30319     SFD        750%       7.054      1641.76      360        46692
4675430     MAPLE VALLEY           WA        98038     SFD        775%       7.111      3582.06      360        46661
4675432     LAKE OSWEGO            OR        97034     SFD        775%       7.111      3761.16      360        46692
4675434     WEST LINN              OR        97068     SFD        763%       7.083      3468.19      360        46692
4675435     CASTLE ROCK            CO        80104     SFD        788%       7.140      1727.12      360        46661
4675437     SALINAS                CA        93908     SFD        775%       7.111      2041.78      360        46692
4675438     EL CAJON               CA        92021     SFD        788%       7.140       986.1       360        46692
4675439     ENGLEWOOD              CO        80110     SFD        738%       7.025      3246.17      360        46692
4675440     MOUNT PLEASANT         SC        29464     SFD        775%       7.111      2103.39      360        46661
4675441     EDMONDS                WA        98020     SFD        763%       7.083      2548.06      360        46692
4675444     EVERETT                WA        98208     SFD        850%       7.284      2023.01      360        46692
4675447     BOTHELL                WA        98021     SFD        775%       7.111      1249.43      360        46661
4675448     DURHAM                 NC        27705     SFD        775%       7.111      1566.8       360        46631
4675449     MILL CREEK             WA        98012     SFD        750%       7.054      1843.13      360        46692
4675453     SUNNYVALE              CA        94087     SFD        763%       7.083      2689.62      360        46692
4675454     SEATTLE                WA        98116     SFD        800%       7.169      4531.74      360        46692
4675456     SEATTLE                WA        98155     SFD        825%       7.226      2535.52      360        46692
4675457     SAN DIEGO              CA        92130     SFD        763%       7.083      2254.33      360        46661
4675458     AUSTIN                 TX        78746     SFD        738%       7.025      2241.24      360        46692
4675459     VACAVILLE              CA        95687     SFD        788%       7.140      1421.14      360        46692
4675460     BLOWING ROCK           NC        28605     LCO        813%       7.198      701.66       360        46661
4675464     FAIRFAX                VA        22030     PUD        775%       7.111      1594.02      360        46692
4675466     LAGUANA HILLS          CA        92653     SFD        813%       7.198      3136.31      360        46600
4675469     AUSTIN                 TX        78733     SFD        788%       7.140      3771.09      360        46692
4675470     SHEPHERDSVILLE         KY        40165     SFD        838%       7.255      418.04       360        46692
4675471     ROUND ROCK             TX        78681     SFD        750%       7.054      990.79       360        46692
4675473     AUSTIN                 TX        78746     SFD        788%       7.140      2143.31      360        46661
4675474     RAMONA                 CA        92065     SFD        788%       7.140      2138.96      360        46661
4675478     GEORGETOWN             SC        29440     SFD        738%       7.025       585.7       360        46692
4675480     HOUSTON                TX        77019     SFD        800%       7.169      1697.2       360        46692
4675481     VIENNA                 VA        22182     SFD        788%       7.140      2632.01      360        46692
4675482     SAN MATEO              CA        94402     SFD        813%       7.198      1841.4       360        46692
4675483     TEMECULA               CA        92590     SFD        838%       7.255      2280.22      360        46692
4675486     LANDRUM                SC        29356     SFD        775%       7.111      1934.32      360        46692
4675488     HUGHESVILLE            MD        20637     SFD        750%       7.054      2454.25      360        46692
4675489     MORGAN HILL            CA        95037     SFD        800%       7.169      3301.95      360        46692
4675491     DALLAS                 TX        75230     SFD        763%       7.083      1065.94      360        46692
4675493     DOYLESTOWN             PA        18901     SFD        800%       7.169      1728.02      360        46692
4675494     SAN DIEGO              CA        92109     LCO        775%       7.111      2063.27      360        46631
4675496     HICKORY                NC        28601     SFD        775%       7.111      656.24       360        46692
4675498     BERKELEY               CA        94704     SFD        750%       7.054      1566.25      360        46692
4675499     DALLAS                 TX        85229     SFD        800%       7.169      1702.33      360        46692
4675501     PLANO                  TX        75093     SFD        775%       7.111      2103.39      360        46692
4675502     CHICAGO                IL        60633     SFD        800%       7.169      481.35       360        46692
4675504     WALNUT CREEK           CA        94598     SFD        775%       7.111      2149.24      360        46692
4675505     DALLAS                 TX        75248     SFD        788%       7.140       827.3       360        46692
4675507     SUNNYVALE              CA        94087     SFD        725%       6.984      2701.42      360        46692
4675508     SAINT BONIFACIUS       MN        55375     SFD        775%       7.111      1014.44      360        46692
4675510     SOUTHLAKE              TX        76092     SFD        763%       7.083      2463.12      360        46692
4675512     ARLINGTON              TX        76012     SFD        763%       7.083      1098.5       360        46600
4675513     SANTA CRUZ             CA        95060     SFD        788%       7.140      1740.17      360        46692
4675514     WAUCONDA               IL        60084     SFD        775%       7.111      1826.86      360        46692
4675516     FARMINGTON HILLS       MI        48336     SFD        775%       7.111      578.51       360        46692
4675521     SOUTHLAKE              TX        76092     SFD        725%       6.984      2584.08      360        46631
4675522     ORINDA                 CA        94563     SFD        750%       7.054      1887.88      360        46692
4675523     NEDERLAND              CO        80466     SFD        788%       7.140      1769.17      360        46692
4675524     DOUBLE OAK             TX        75067     SFD        725%       6.984      856.82       360        46692
4675527     BOULDER                CO        80302     SFD        788%       7.140      2001.2       360        46692
4675528     LOS GATOS              CA        95032     SFD        775%       7.111      2349.84      360        46692
4675529     BEDFORD                TX        76021     SFD        750%       7.054      548.18       360        46692
4675530     WOODINVILLE            WA        98072     SFD        763%       7.083      1981.82      360        46661
4675531     SAN ANTONIO            TX        78212     SFD        788%       7.140      537.54       300        44805
4675532     SALT LAKE CITY         UT        84117     SFD        788%       7.140      1739.45      360        46661
4675533     PITTSBURGH             PA        15227     SFD        788%       7.140      475.65       360        46692
4675535     SAN FRANCISCO          CA        94115     SFD        750%       7.054      6992.15      360        46692
4675536     SAN ANTONIO            TX        78249     SFD        750%       7.054      729.98       360        46692
4675538     STEAMBOAT SPRINGS      CO        80477     SFD        763%       7.083      2017.22      360        46692
4675540     AMHERST                OH        44001     SFD        788%       7.140      725.07       360        46692
4675541     FAIR OAKS RANCH        TX        78015     SFD        738%       7.025      1640.35      360        46692
4675542     WHEAT RIDGE            CO        80033     SFD        800%       7.169      945.09       360        46692
4675543     TRUCKEE                CA        96161     SFD        775%       7.111      1616.23      360        46692
4675544     COMMERCE               MI        48390     SFD        800%       7.169      569.41       360        46692
4675545     SAN ANTONIO            TX        78248     SFD        775%       7.111      1791.03      360        46692
4675546     MASON                  OH        45040     SFD        763%       7.083      1698.71      360        46692
4675547     SAN JOSE               CA        95129     PUD        775%       7.111      1604.77      360        46692
4675548     SCOTTSDALE             AZ        85260     SFD        775%       7.111      2228.04      360        46692
4675549     HIGHLANDS RANCH        CO        80126     SFD        788%       7.140      1450.14      360        46692
4675551     GROSSE POINTE PARK     MI        48230     SFD        738%       7.025      1623.09      360        46692
4675552     RENO                   NV        89512     SFD        775%       7.111      1543.15      360        46692
4675553     ENGLEWOOD              CO        80112     SFD        775%       7.111      1670.68      360        46692
4675555     ALAMO                  CA        94507     SFD        800%       7.169      2348.05      360        46692
4675556     COMMERCE               MI        48382     LCO        800%       7.169      1627.49      360        46692
4675557     SACRAMENTO             CA        95864     SFD        775%       7.111      2865.65      360        46692
4675558     DENVER                 CO        80211     SFD        750%       7.054      721.59       360        46661
4675560     CHARLESTOWN            MA        02129     THS        763%       7.083      1698.71      360        46692
4675561     DANVILLE               CA        94506     SFD        788%       7.140      1993.95      360        46692
4675562     STOCKTON               CA        95212     SFD        750%       7.054      3496.07      360        46692
4675563     NORTHAMPTON            MA        01060     SFD        775%       7.111      1705.07      360        46692
4675564     RESCUE                 CA        95672     SFD        725%       6.984      2387.62      360        46692
4675566     EDWARDS                CO        81632     SFD        788%       7.140      4118.4       360        46661
4675568     BELLEVUE               WA        98004     LCO        788%       7.140      1885.18      360        46631
4675569     CARMEL                 CA        93921     SFD        775%       7.111      1733.72      360        46692
4675571     CHILMARK               MA        02535     SFD        800%       7.169      1816.07      360        46692
4675573     FOLSOM                 CA        95630     SFD        763%       7.083      1593.6       360        46692
4675574     WILLIAMSTON            SC        29697     SFD        738%       7.025      2175.63      360        46661
4675576     ELK GROVE              CA        95624     SFD        800%       7.169      2464.72      360        46692
4675579     BOULDER                CO        80302     SFD        763%       7.083      3114.3       360        46692
4675581     SPRINGVILLE            UT        84664     SFD        813%       7.198      1076.63      360        46692
4675582     ASPEN                  CO        81611     LCO        775%       7.111      1891.33      360        46661
4675584     GRANITE BAY            CA        95746     SFD        700%       6.734      2262.03      360        46692
4675586     PIEDMONT               SC        29673     SFD        813%       7.198      1436.74      360        46661
4675587     ENCINITAS              CA        92024     SFD        775%       7.111      3582.07      360        46631
4675588     BAILEY                 CO        80421     SFD        788%       7.140       962.9       360        46692
4675589     INCLINE VILLAGE        NV        89450     SFD        763%       7.083      3185.07      360        46692
4675593     LIBERTY                UT        84310     SFD        788%       7.140      435.04       360        46631
4675595     LIBERTY                UT        84310     SFD        750%       7.054      2146.59      360        46631
4675598     VENTURA                CA        93001     SFD        775%       7.111      1919.98      360        46692
4675599     SALT LAKE CITY         UT        84106     SFD        788%       7.140      1109.36      360        46692
4675600     MOUNTAIN SPRINGS       NV        89124     SFD        788%       7.140      2066.45      360        46661
4675601     DENVER                 CO        80221     SFD        800%       7.169      618.93       360        46631
4675602     PAYSON                 UT        84651     SFD        788%       7.140      1870.68      360        46692
4675603     EVERGREEN              CO        80439     SFD        775%       7.111      2292.52      360        46692
4675604     PORTLAND               OR        97231     SFD        775%       7.111      2256.7       360        46631
4675607     CARDIFF                CA        92007     SFD        788%       7.140      1820.65      360        46692
4675611     SALT LAKE CITY         UT        84124     SFD        788%       7.140      870.08       360        46631
4675612     SAUGUS                 CA        91350     SFD        775%       7.111      1915.69      360        46661
4675615     FRANKLIN               TN        37064     SFD        763%       7.083      1472.22      360        46692
4675618     RENO                   NV        89511     SFD        788%       7.140      3016.29      360        46661
4675619     SAUGUS                 CA        91350     SFD        763%       7.083      1804.17      360        46692
4675623     SAN DIEGO              CA        92123     LCO        763%       7.083      1670.75      360        46692
4675624     SAUGUS                 CA        91350     SFD        763%       7.083      1661.9       360        46692
4675626     SEVIERVILLE            TN        37876     SFD        800%       7.169      917.21       360        46692
4675628     THOUSAND OAKS          CA        91362     SFD        750%       7.054      2237.49      360        46661
4675629     CHARLOTTE              NC        28203     SFD        750%       7.054      1887.88      360        46692
4675630     SNOHOMISH              WA        98296     SFD        775%       7.111      2602.01      360        46661
4675631     AGOURA HILLS           CA        91301     SFD        738%       7.025      3715.83      360        46692
4675635     SAN FRANCISCO          CA        94116     SFD        750%       7.054      4419.04      360        46692
4675636     BELMONT                NC        28012     SFD        763%       7.083      2144.62      360        46661
4675638     OJAI                   CA        93023     SFD        763%       7.083      2689.62      360        46692
4675639     SALT LAKE CITY         UT        84121     SFD        750%       7.054      2447.26      360        46692
4675640     SAN RAMON              CA        94583     SFD        750%       7.054      1678.12      360        46600
4675644     POULSBO                WA        98370     SFD        750%       7.054      2622.05      360        46661
4675645     DESTIN                 FL        32541     SFD        775%       7.111      4814.3       360        46692
4675646     WALNUT CREEK           CA        94598     SFD        813%       7.198      2969.99      360        46661
4675647     DENVER                 CO        80228     SFD        763%       7.083      1755.33      360        46692
4675648     TRAVELERS REST         SC        29690     SFD        800%       7.169      410.91       360        46692
4675651     PARADISE VALLEY        AZ        85253     SFD        800%       7.169      2113.25      360        46692
4675653     REDWOOD CITY           CA        94061     SFD        775%       7.111      2650.73      360        46600
4675654     MOUNTAIN VIEW          CA        94040     SFD        788%       7.140      2218.72      360        46692
4675655     LOS ALTOS              CA        94024     SFD        838%       7.255      3572.34      360        46631
4675656     PHOENIX                AZ        85048     SFD        763%       7.083      1981.83      360        46692
4675659     MURRELLS INLET         SC        29576     SFD        788%       7.140      2045.43      360        46692
4675662     STOCKTON               CA        95219     SFD        763%       7.083      2236.63      360        46661
4675663     PALO ALTO              CA        94303     SFD        750%       7.054      2992.64      360        46631
4675664     GREENSBORO             NC        27455     SFD        800%       7.169      1987.77      360        46661
4675668     SAN JOSE               CA        95120     SFD        788%       7.140      2175.21      360        46600
4675669     SANTA FE               NM        87505     SFD        788%       7.140      1595.16      360        46692
4675670     GREER                  SC        29651     SFD        788%       7.140      1087.61      360        46692
4675671     BURLINGAME             CA        94010     SFD        775%       7.111      3367.14      360        46692
4675676     WOODINVILLE            WA        98072     SFD        788%       7.140      2015.7       360        46692
4675677     LOS ALTOS              CA        94024     SFD        725%       6.984      2026.07      360        46631
4675679     COLVILLE               WA        99114     SFD        775%       7.111      1133.01      360        46692
4675680     WILMINGTON             NC        28405     SFD        838%       7.255      311.63       360        46692
4675681     SAN JOSE               CA        95138     SFD        788%       7.140      3117.8       360        46631
4675683     PORTLAND               OR        97212     SFD        750%       7.054      1146.72      360        46631
4675684     LITTLETON              CO        80125     SFD        788%       7.140      1815.58      360        46692
4675685     FOSTER CITY            CA        94404     SFD        800%       7.169      3133.18      360        46692
4675687     WILSONVILLE            OR        97070     SFD        750%       7.054      2071.43      360        46631
4675688     FLAT ROCK              NC        28731     SFD        825%       7.226      3756.34      360        46692
4675692     LA JOLLA               CA        92037     HCO        738%       7.025      3840.16      360        46692
4675693     DEL MAR                CA        92014     SFD        825%       7.226      4140.99      360        46692
4675694     SAN JOSE               CA        95129     SFD        788%       7.140      2113.58      360        46692
4675695     MENLO PARK             CA        94025     SFD        800%       7.169      2795.65      360        46661
4675696     PLEASANT GROVE         UT        84062     SFD        800%       7.169      1074.24      360        46692
4675697     LANGLEY                WA        98260     SFD        738%       7.025      3038.98      360        46631
4675699     SAN DIEGO              CA        92121     SFD        750%       7.054      1839.64      360        46692
4675703     SEATTLE                WA        98115     SFD        775%       7.111      2292.52      360        46661
4675704     SAN JOSE               CA        95120     SFD        800%       7.169      1885.78      360        46692
4675705     HIGLEY                 AZ        85236     SFD        738%       7.025      1298.47      360        46692
4675706     WAXHAW                 NC        28173     SFD        750%       7.054      1608.2       360        46692
4675707     SUNNYVALE              CA        94086     SFD        800%       7.169      2054.55      360        46631
4675709     CARLSBAD               CA        92009     SFD        775%       7.111      2192.23      360        46692
4675711     OLYMPIA                WA        98501     SFD        750%       7.054      2326.99      360        46661
4675712     PARK CITY              UT        84060     SFD        775%       7.111      1002.98      360        46692
4675713     SAN JOSE               CA        95125     SFD        763%       7.083      1981.83      360        46692
4675716     LAFAYETTE              CA        94549     SFD        775%       7.111      4133.7       360        46692
4675717     GILBERT                AZ        85234     SFD        800%       7.169      851.17       360        46692
4675718     NESKOWIN               OR        97149     SFD        813%       7.198      816.75       360        46692
4675719     REDWOOD CITY           CA        94062     SFD        725%       6.984      1855.52      360        46692
4675720     SAN DIEGO              CA        92131     SFD        750%       7.054      1875.3       360        46692
4675721     MONTEREY               CA        93940     SFD        750%       7.054      1957.81      360        46631
4675722     CORONADO               CA        92118     SFD        788%       7.140      2291.22      360        46692
4675726     SALEM                  OR        97302     SFD        813%       7.198      714.29       360        46661
4675727     BURLINGTON             NC        27215     SFD        788%       7.140      295.83       360        46692
4675728     SUNNYVALE              CA        94086     SFD        788%       7.140      1918.9       360        46692
4675729     MILL VALLEY            CA        94941     SFD        775%       7.111      3345.65      360        46692
4675730     SAN DIEGO              CA        92131     SFD        750%       7.054      1664.14      360        46692
4675731     POWAY                  CA        92064     SFD        775%       7.111      1834.02      360        46692
4675734     SEATTLE                WA        98116     SFD        788%       7.140      1740.17      360        46692
4675735     RANCHO CUCAMONGA       CA        91701     SFD        800%       7.169      1181.37      360        46692
4675736     RENO                   NV        89509     SFD        775%       7.111      1604.77      360        46692
4675739     SAN DIEGO              CA        92131     SFD        725%       6.984      2955.87      360        46692
4675741     SAN JOSE               CA        95119     SFD        813%       7.198      1715.17      360        46692
4675743     SAN DIEGO              CA        92101     LCO        775%       7.111      1755.22      360        46661
4675745     SAN JOSE               CA        95118     SFD        763%       7.083      1755.33      360        46692
4675746     WEST JORDAN            UT        84084     SFD        775%       7.111      647.64       360        46692
4675748     ALBUQUERQUE            NM        87122     SFD        775%       7.111      2471.63      360        46661
4675750     FREMONT                CA        94538     SFD        775%       7.111      1762.38      360        46692
4675751     SALT LAKE CITY         UT        84107     SFD        788%       7.140      696.07       360        46692
4675753     YAMHILL                OR        97148     SFD        863%       7.313      2068.93      360        46661
4675754     PARADISE VALLEY        AZ        85253     SFD        788%       7.140      2472.49      360        46631
4675755     HILTON HEAD ISLAND     SC        29928     LCO        788%       7.140      406.04       360        46692
4675756     SALT LAKE CITY         UT        84105     SFD        788%       7.140      1827.18      360        46692
4675758     SAN JOSE               CA        95126     SFD        838%       7.255      2251.72      360        46692
4675760     FOSTER CITY            CA        94404     SFD        763%       7.083      2456.05      360        46692
4675764     HENDERSON              NV        89014     SFD        813%       7.198      1826.55      360        46661
4675767     COLORADO SPRING        CO        80906     SFD        738%       7.025      2784.81      360        46692
4675769     RALEIGH                NC        27612     SFD        750%       7.054      2097.65      360        46692
4675770     VERDI                  NV        89439     SFD        800%       7.169      4127.43      360        46692
4675771     PORTLAND               OR        97215     SFD        788%       7.140       986.1       360        46692
4675772     ST GEORGE              UT        84790     SFD        763%       7.083      1234.4       360        46692
4675774     SCOTTSDALE             AZ        85255     SFD        800%       7.169      2932.13      360        46692
4675775     PALO ALTO              CA        94301     SFD        750%       7.054      4474.98      360        46692
4675776     HILTON HEAD            SC        29928     LCO        800%       7.169      880.52       360        46692
4675778     LITTLETON              CO        80124     SFD        750%       7.054      1817.96      360        46692
4675779     LOS GATOS              CA        95032     SFD        775%       7.111      4656.68      360        46692
4675780     DANVILLE               CA        94526     SFD        775%       7.111      2552.22      360        46692
4675782     RALEIGH                NC        27615     SFD        763%       7.083      2624.5       360        46692
4675783     TUCSON                 AZ        85718     SFD        763%       7.083      3680.53      360        46692
4675785     HAMILTON               MT        59840     SFD        800%       7.169      2083.9       360        46692
4675786     DANVILLE               CA        94526     SFD        738%       7.025      1864.83      360        46692
4675788     ESCONDIDO              CA        92029     SFD        775%       7.111      1623.04      360        46661
4675789     SALT LAKE CITY         UT        84117     SFD        775%       7.111      2435.81      360        46692
4675790     SANTA FE               NM        87501     SFD        838%       7.255      1976.19      360        46692
4675791     WILMINGTON             NC        28405     SFD        763%       7.083      1106.99      360        46692
4675792     CLAYTON                CA        94517     SFD        688%       6.609      1802.62      360        46692
4675793     OREM                   UT        84058     SFD        750%       7.054      1845.93      360        46692
4675795     MONROE                 NC        28110     SFD        788%       7.140      841.09       360        46692
4675796     SANTA FE               NM        87505     SFD        700%       6.734      1796.32      360        46692
4675797     SAN JOSE               CA        95120     SFD        750%       7.054      2188.9       360        46692
4675798     HARRISBURG             NC        28075     SFD        863%       7.313      883.57       360        46692
4675800     LAGUNA NIGUEL          CA        92677     SFD        763%       7.083      2477.28      360        46661
4675802     BURLINGAME             CA        94010     SFD        763%       7.083      3149.69      360        46692
4675804     EL PASO                TX        79912     SFD        788%       7.140      2430.8       360        46692
4675805     WOODINVILLE            WA        98072     SFD        775%       7.111      1687.87      360        46661
4675808     CHARLOTTE              NC        28270     SFD        800%       7.169      1027.28      360        46692
4675810     SANTA CRUZ             CA        95062     SFD        750%       7.054      2153.59      360        46692
4675811     NASHVILLE              TN        37206     SFD        838%       7.255      899.17       360        46692
4675812     SNOHOMISH              WA        98296     SFD        763%       7.083      2063.58      360        46692
4675813     SAN FRANCISCO          CA        94127     SFD        788%       7.140      2842.28      360        46692
4675814     PALOS VERDES ESTATES   CA        90274     SFD        775%       7.111      2805.48      360        46692
4675816     GREENVILLE             SC        29609     SFD        813%       7.198      439.56       360        46692
4675817     WOODINVILLE            WA        98072     SFD        788%       7.140      1839.14      360        46692
4675818     SCOTTSDALE             AZ        85250     SFD        800%       7.169      2775.47      360        46661
4675819     DALLAS                 TX        75230     SFD        825%       7.226      4267.2       360        46692
4675820     SAN DIEGO              CA        92106     SFD        763%       7.083      1579.8       360        46692
4675821     CHARLOTTE              NC        28277     SFD        838%       7.255      2217.52      360        46692
4675824     FEDERAL WAY            WA        98023     SFD        800%       7.169      1860.83      360        46692
4675826     FRIENDSWOOD            TX        77546     SFD        875%       7.341      6627.96      360        46631
4675828     CUPERTINO              CA        95014     SFD        813%       7.198      1989.9       360        46692
4675830     BERTHOUD               CO        80513     SFD        788%       7.140      2175.21      360        46692
4675833     SEATTLE                WA        98112     SFD        788%       7.140      2900.28      360        46692
4675836     EDMOND                 OK        73013     SFD        875%       7.341      1199.72      360        46539
4675837     SEATTLE                WA        98133     SFD        788%       7.140      1107.55      360        46692
4675839     SAN JOSE               CA        95125     SFD        763%       7.083      4600.66      360        46661
4675840     WEST LINN              OR        97068     SFD        750%       7.054      1786.85      360        46692
4675841     ENCINITAS              CA        92024     SFD        800%       7.169      5289.71      360        46692
4675842     SCOTTSDALE             AZ        85255     SFD        788%       7.140      1711.17      360        46692
4675846     NORDLAND               WA        98358     SFD        750%       7.054      1561.35      360        46692
4675848     SNOHOMISH              WA        98296     SFD        775%       7.111      1604.05      360        46661
4675850     SAN RAFAEL             CA        94903     SFD        813%       7.198      1930.5       360        46692
4675851     THE WOODLANDS          TX        77380     SFD        750%       7.054      3237.36      360        46692
4675852     BELLEVUE               WA        98006     SFD        750%       7.054      2473.13      360        46692
4675853     WAYLAND                MA        01778     SFD        763%       7.083      3737.16      360        46692
4675854     POWAY                  CA        92064     SFD        788%       7.140      2849.53      360        46661
4675855     SALT LAKE CITY         UT        84121     SFD        788%       7.140      2247.72      360        46661
4675857     SAN FRANCISCO          CA        94118     SFD        788%       7.140      2526.87      360        46631
4675858     NEEDHAM                MA        02192     SFD        800%       7.169      1650.98      360        46692
4675860     CAPITOLA               CA        95010     SFD        750%       7.054      2716.45      360        46692
4675862     OAK CREEK              CO        80467     SFD        813%       7.198      939.26       360        46661
4675863     CHELMSFORD             MA        01824     SFD        825%       7.226      1352.28      360        46661
4675865     SOUTHBOROUGH           MA        01772     SFD        775%       7.111      1934.32      360        46692
4675867     NEDERLAND              CO        80466     SFD        750%       7.054      2622.06      360        46631
4675868     REHOBOTH               MA        02769     SFD        788%       7.140      1856.18      360        46661
4675869     WATERTOWN              MA        02172     SFD        775%       7.111      1834.02      360        46692
4675871     SALT LAKE CITY         UT        84120     SFD        788%       7.140      719.27       360        46692
4675875     TRAVERSE CITY          MI        49684     SFD        788%       7.140      1087.6       360        46692
4675876     WELLESLEY              MA        02181     SFD        788%       7.140      2080.95      360        46631
4675877     PHOENIX                AZ        85048     PUD        788%       7.140      2316.6       360        46692
4675879     ORINDA                 CA        94563     SFD        775%       7.111      4656.68      360        46692
4675881     BEVERLY                MA        01915     SFD        825%       7.226      1840.61      360        46661
4675883     SCOTTSDALE             AZ        85260     SFD        788%       7.140      2801.67      360        46692
4675884     SNOWMASS VILLAGE       CO        81615     SFD        788%       7.140      4350.42      360        46661
4675887     WEST NEWBURY           MA        01985     SFD        775%       7.111      3019.68      360        46692
4675888     CHANDLER               AZ        85248     SFD        788%       7.140      3190.31      360        46692
4675889     KAYSVILLE              UT        84037     SFD        800%       7.169      1138.81      360        46692
4675890     AUBURN                 CA        95602     SFD        775%       7.111      1619.1       360        46692
4675893     FORT COLLINS           CO        80525     SFD        788%       7.140      655.47       360        46661
4675895     TUCSON                 AZ        85704     PUD        788%       7.140      881.69       360        46692
4675896     DURHAM                 NH        03824     SFD        800%       7.169      1920.47      240        43040
4675897     SHAFTSBURY             VT        05262     SFD        800%       7.169      575.28       360        46661
4675899     PLEASANTON             CA        94566     SFD        813%       7.198      4449.05      360        46661
4675900     BEVERLY                MA        01915     SFD        825%       7.226      991.68       360        46661
4675902     CAMBRIDGE              MA        02138     LCO        788%       7.140      2269.47      360        46692
4675904     CUPERTINO              CA        95014     SFD        788%       7.140      2175.21      360        46661
4675907     WHITE LAKE             MI        48383     SFD        825%       7.226      871.47       360        46692
4675909     BOSTON                 MA        02116     LCO        813%       7.198      1648.35      360        46692
4675910     PHOENIX                AZ        85014     PUD        775%       7.111      733.61       360        46661
4675911     DETROIT                MI        48224     SFD        825%       7.226      366.62       360        46692
4675912     JOHNSTON               RI        02919     SFD        800%       7.169      733.77       360        46692
4675913     SCOTTSDALE             AZ        85260     SFD        800%       7.169      2744.28      360        46692
4675916     WALNUT CREEK           CA        94596     SFD        800%       7.169      2428.77      360        46692
4675918     GLOUCESTER             MA        01930     MF2        813%       7.198      2162.16      360        46661
4675919     GENOA TWP              MI        48116     SFD        800%       7.169      780.73       360        46692
4675920     ESPANOLA               NM        87532     SFD        775%       7.111      886.62       240        43040
4675923     REDWOOD CITY           CA        94061     SFD        750%       7.054      1907.46      360        46661
4675924     MESA                   AZ        85207     SFD        763%       7.083      1879.2       360        46692
4675925     SALT LAKE CITY         UT        84117     SFD        813%       7.198      1336.5       360        46692
4675926     HOLLAND                MI        49423     SFD        850%       7.284      522.87       360        46692
4675928     EASTON                 MA        02356     LCO        850%       7.284      688.95       360        46661
4675929     PARADISE VALLEY        AZ        85253     SFD        838%       7.255      1890.3       360        46692
4675932     GRAFTON                OH        44044     SFD        763%       7.083      743.19       360        46692
4675933     PROVO                  UT        84601     SFD        788%       7.140      817.88       360        46661
4675935     BURLINGTON             MA        01803     SFD        813%       7.198      1593.4       360        46661
4675936     LOS ALTOS              CA        94588     SFD        813%       7.198      2465.1       360        46661
4675938     LOVELAND               CO        80537     SFD        775%       7.111      1028.06      360        46692
4675939     TRENTON                MI        48183     SFD        825%       7.226      492.84       360        46692
4675940     TUCSON                 AZ        85745     SFD        825%       7.226      1084.83      360        46692
4675941     LEXINGTON              MA        02173     MF2        738%       7.025      2348.3       360        46692
4675942     WHITE LAKE TOWNSHIP    MI        48386     SFD        825%       7.226      728.73       360        46692
4675944     PHOENIX                AZ        85027     SFD        813%       7.198      1663.2       360        46692
4675946     PLEASANTON             CA        94588     SFD        813%       7.198      1937.92      360        46692
4675947     OAKLAND TWP            MI        48306     SFD        813%       7.198      2355.21      360        46692
4675949     COLORADO SPRINGS       CO        80919     SFD        775%       7.111      1604.77      360        46692
4675950     NEWTON                 MA        02159     SFD        838%       7.255      1769.07      360        46661
4675951     SCOTTSDALE             AZ        85254     SFD        800%       7.169      887.86       360        46692
4675952     HINGHAM                MA        02043     SFD        763%       7.083      1627.93      360        46692
4675953     DENVER                 CO        80231     SFD        763%       7.083      1458.76      360        46692
4675954     WEBSTER TOWNSHIP       MI        48130     SFD        825%       7.226       1782        360        46692
4675955     AMESBURY               MA        01913     SFD        800%       7.169      1027.28      360        46692
4675956     SANTA FE               NM        87501     SFD        788%       7.140      453.17       360        46692
4675957     LAFAYETTE              CO        80026     SFD        800%       7.169      2560.84      360        46692
4675959     BELMONT                CA        94002     SFD        775%       7.111      1753.78      360        46692
4675960     BELLINGHAM             MA        02019     SFD        813%       7.198      1051.38      360        46661
4675961     PHOENIX                AZ        85022     SFD        750%       7.054      671.25       360        46692
4675962     PARK CITY              UT        84098     SFD        788%       7.140      2526.87      360        46692
4675963     MONROE                 OH        45050     SFD        800%       7.169      748.44       360        46692
4675968     SANTA FE               NM        87505     SFD        763%       7.083      1344.81      360        46692
4675969     LONGMONT               CO        80503     SFD        800%       7.169      4167.79      360        46692
4675970     WEST NEWBURY           MA        01985     SFD        788%       7.140      2049.05      360        46692
4675972     PARKER                 CO        80134     SFD        800%       7.169      1029.11      360        46692
4675973     BURLINGTON             VT        05401     SFD        763%       7.083      2282.64      360        46692
4675975     SANTA FE               NM        87505     SFD        763%       7.083       781.4       360        46692
4675976     SPANISH FORK           UT        84660     SFD        763%       7.083      996.58       360        46692
4675978     PHOENIX                AZ        85018     SFD        788%       7.140      1719.87      360        46692
4675980     SHELBY TOWNSHIP        MI        48317     LCO        800%       7.169      558.03       360        46692
4675982     PARADISE VALLEY        AZ        85253     SFD        763%       7.083      3397.41      360        46692
4675983     TROY                   MI        48098     PUD        825%       7.226      1990.86      360        46692
4675985     HARRISON TWP           MI        48045     SFD        775%       7.111      1031.64      360        46692
4675986     SUN LAKES              AZ        85248     SFD        750%       7.054      1567.64      360        46692
4675990     GLENDALE               AZ        85308     SFD        825%       7.226      781.32       360        46692
4675993     KINGMAN                AZ        86401     SFD        788%       7.140      866.46       360        46692
4675996     MURRIETA               CA        92562     SFD        775%       7.111      2895.03      360        46692
4675997     MADISON HEIGHTS        MI        48071     SFD        813%       7.198      530.89       360        46692
4675998     SCOTTSDALE             AZ        85262     SFD        775%       7.111      2521.78      360        46692
4676001     TUCSON                 AZ        85715     SFD        788%       7.140      2697.26      360        46692
4676004     SHAWNEE                OK        74801     SFD        813%       7.198      1664.68      360        46692
4676005     CLAREMORE              OK        74017     SFD        813%       7.198      367.54       360        46661
4676007     SANTA FE               NM        87505     SFD        788%       7.140       942.6       360        46692
4676009     GOODYEAR               AZ        85338     SFD        775%       7.111      1418.5       360        46692
4676012     PARADISE VALLEY        AZ        85253     SFD        775%       7.111      4656.68      360        46692
4676013     DETROIT                MI        48206     SFD        850%       7.284      403.68       360        46692
4676018     BIXBY                  OK        74008     SFD        850%       7.284      2710.42      360        46692
4676019     FERNDALE               MI        48220     SFD        788%       7.140      533.66       360        46692
4676022     STANFIELD              NC        28163     SFD        825%       7.226       946.6       360        46692
4676023     OKLAHOMA CITY          OK        73118     SFD        888%       7.370      397.03       360        46661
4676024     GREGORY                MI        48137     SFD        825%       7.226      781.32       360        46692
4676027     MUSKOGEE               OK        74403     SFD        813%       7.198      699.43       360        46692
4676028     PLYMOUTH               MI        48170     LCO        813%       7.198      1670.62      360        46692
4676030     SAN ANTONIO            TX        78259     SFD        788%       7.140      1625.61      360        46661
4676034     ROUND ROCK             TX        78664     SFD        788%       7.140      1397.21      360        46692
4676037     KELLYVILLE             OK        74039     SFD        838%       7.255      813.28       360        46692
4676038     BALLWIN                MO        63021     SFD        763%       7.083      1880.61      360        46692
4676039     LOS GATOS              CA        95032     SFD        800%       7.169      2201.3       360        46661
4676040     NORTHBROOK             IL        60062     SFD        838%       7.255      3606.55      360        46631
4676042     CREVE COEUR            MO        63141     SFD        825%       7.226      6244.53      360        46631
4676044     EDEN PRAIRIE           MN        55346     SFD        788%       7.140      1901.13      360        46600
4676046     NATCHITOCHES           LA        71457     SFD        788%       7.140       942.6       360        46692
4676049     DANVILLE               CA        94506     SFD        775%       7.111      5453.69      360        46692
4676059     MOORESVILLE            NC        28115     SFD        800%       7.169      1592.27      360        46692
4676063     BURNSVILLE             MN        55306     SFD        788%       7.140      775.83       360        46631
4676065     SAN FRANCISCO          CA        94109     HCO        838%       7.255      1945.79      360        46692
4676068     GREENVILLE             SC        29601     SFD        763%       7.083      1698.71      360        46631
4676070     CHICAGO                IL        60631     SFD        788%       7.140      1902.59      360        46631
4676071     PHOENIX                AZ        85016     SFD        763%       7.083      2264.94      360        46692
4676073     LOS GATOS              CA        95032     SFD        825%       7.226      3545.98      360        46692
4676079     LOS ALTOS              CA        94022     SFD        775%       7.111      3496.1       360        46661
4676083     EVANSTON               IL        60201     SFD        813%       7.198      1848.82      360        46692
4676084     PARADISE VALLEY        AZ        85253     SFD        763%       7.083      3362.03      360        46692
4676085     LAGUNA HILLS           CA        92653     SFD        825%       7.226      2404.06      360        46692
4676089     SOQUEL                 CA        95073     SFD        813%       7.198      2040.02      360        46692
4676093     SAINT CHARLES          MO        63301     SFD        813%       7.198       861.3       360        46692
4676095     SANTA CLARA            CA        95050     SFD        813%       7.198      1765.66      360        46692
4676096     PLYMOUTH               MN        55446     SFD        788%       7.140      3335.32      360        46692
4676097     MENLO PARK             CA        94025     SFD        750%       7.054      1671.13      360        46661
4676098     SAN DIEGO              CA        92037     SFD        788%       7.140      4060.39      360        46692
4676101     KIRKLAND               WA        98033     LCO        800%       7.169      692.67       360        46600
4676104     CARPINTERIA            CA        93013     SFD        813%       7.198      2019.6       360        46692
4676106     SAN DIEGO              CA        92122     SFD        825%       7.226      2253.8       360        46692
4676107     CHICAGO                IL        60656     SFD        763%       7.083      1874.24      360        46692
4676109     SEATTLE                WA        98144     SFD        813%       7.198      2242.34      360        46661
4676111     LEAWOOD                KS        66209     SFD        763%       7.083      1802.05      360        46692
4676113     SAN FRANCISCO          CA        94114     SFD        775%       7.111      2951.62      360        46692
4676116     ANDOVER                MN        55304     SFD        813%       7.198       1782        360        46661
4676118     MILL CREEK             WA        98012     SFD        775%       7.111      2202.61      360        46661
4676119     SAINT LOUIS            MO        63105     SFD        763%       7.083      4423.72      360        46692
4676123     LAS CRUCES             NM        88011     SFD        788%       7.140      1584.28      360        46631
4676125     COLUMBIA               MO        65202     SFD        788%       7.140      519.15       360        46692
4676127     COOPER CITY            FL        33024     SFD        800%       7.169      2076.56      360        46631
4676130     LONG LAKE              MN        55356     SFD        788%       7.140      2882.16      360        46692
4676131     SAINT AUGUSTINE        FL        32084     SFD        800%       7.169      1614.29      360        46692
4676132     PRIOR LAKE             MN        55372     SFD        750%       7.054      2538.15      360        46692
4676135     WINTER PARK            FL        32792     SFD        800%       7.169      1467.53      360        46692
4676141     DELAND                 FL        32720     SFD        800%       7.169      237.74       360        46661
4676143     FESTUS                 MO        63028     SFD        838%       7.255      1702.56      360        46692
4676146     ORLANDO                FL        32832     SFD        838%       7.255      1026.1       360        46692
4676147     BUFFALO GROVE          IL        60089     SFD        850%       7.284      2191.41      360        46692
4676149     JACKSONVILLE           FL        32207     SFD        788%       7.140      1687.24      360        46692
4676150     SAINT PAUL             MN        55119     SFD        825%       7.226      534.91       360        46692
4676153     WEST BLOOMFIELD        MI        48322     SFD        825%       7.226      2324.79      360        46692
4676156     MAITLAND               FL        32751     SFD        775%       7.111      1530.26      360        46661
4676159     WESTFIELD              OH        44273     SFD        825%       7.226      2704.56      360        46661
4676161     ELBERTA                AL        36530     SFD        838%       7.255      1132.51      360        46692
4676163     GRAND BLANC            MI        48439     SFD        775%       7.111      1898.5       360        46692
4676165     PINSON                 AL        35126     SFD        838%       7.255      418.04       360        46692
4676166     CINCINNATI             OH        45238     SFD        825%       7.226      416.96       360        46661
4676173     MC KEAN                PA        16426     SFD        800%       7.169      880.52       360        46661
4676175     OXFORD                 OH        45056     SFD        788%       7.140      2204.22      360        46661
4676180     THE PLAINS             OH        45780     SFD        825%       7.226      1994.62      360        46692
4676184     ROYAL OAK              MI        48067     SFD        775%       7.111      1470.08      360        46631
4676191     DOUSMAN                WI        53118     SFD        763%       7.083      1815.5       360        46692
4676199     MADISON                MS        39110     SFD        750%       7.054      4544.9       360        46692
4676200     TRABUCO CANYON AREA    CA        92679     SFD        813%       7.198      2338.54      240        42917
4676203     YPSILANTI              MI        48197     SFD        813%       7.198      1425.6       360        46661
4676205     WASHINGTON             DC        20016     SFD        763%       7.083      1911.05      360        46692
4676206     FALLS CHURCH           VA        22042     SFD        750%       7.054      2363.35      360        46692
4676209     ELYRIA                 OH        44035     SFD        763%       7.083      471.69       240        43040
4676211     BEAVER CREEK           OH        45434     SFD        800%       7.169      933.35       360        46661
4676212     HAMBURG TOWNSHIP       MI        48169     SFD        775%       7.111      773.73       360        46661
4676215     BLOOMFIELD             MI        48302     LCO        863%       7.313      1477.8       360        46661
4676216     HUNTINGTON BEACH       CA        92646     SFD        775%       7.111      1788.89      360        46692
4676218     HERMOSA BEACH          CA        90254     LCO        763%       7.083      3085.99      360        46631
4676220     SANTA BARBARA          CA        93108     SFD        825%       7.226      3756.34      360        46692
4676222     ARLINGTON              VA        22209     PUD        788%       7.140      2331.83      360        46692
4676225     DEERFIELD TWP          MI          `       SFD        825%       7.226      1002.94      360        46692
4676228     MANHATTAN BEACH        CA        90266     SFD        750%       7.054      2461.24      360        46692
4676229     VALENCIA               CA        91354     PUD        775%       7.111      2086.2       360        46692
4676230     NOVELTY                OH        44072     SFD        813%       7.198      2316.6       360        46661
4676231     TUSTIN                 CA        92780     SFD        800%       7.169      2988.63      360        46661
4676233     HUNTINGTON BEACH       CA        92646     SFD        775%       7.111      1094.32      360        46692
4676237     LOS ANGELES            CA        90049     LCO        775%       7.111      2443.69      360        46692
4676239     ORANGE                 CA        92869     SFD        813%       7.198      1774.57      360        46631
4676240     LOS ANGELES            CA        90024     SFD        788%       7.140      2610.25      360        46692
4676241     COMMERCE TOWNSHIP      MI        48382     SFD        838%       7.255      330.64       360        46692
4676242     COCKEYSVILLE           MD        21030     SFD        788%       7.140      2893.03      360        46692
4676246     CHIPPEWA LAKE          OH        44215     SFD        775%       7.111      630.45       360        46692
4676248     HAWTHORNE              CA        90250     SFD        825%       7.226      1025.48      360        46692
4676249     HUNTINGTON BEACH       CA        92647     SFD        763%       7.083      1749.67      360        46692
4676251     HUNTINGTON             IN        46750     SFD        788%       7.140      754.08       360        46692
4676252     WHITTIER               CA        90601     MF2        775%       7.111      1457.9       360        46631
4676254     EUCLID                 OH        44123     SFD        788%       7.140      580.06       360        46692
4676255     CAMARILLO              CA        93010     SFD        738%       7.025      2331.72      360        46692
4676256     HERNDON                VA        22171     SFD        738%       7.025      1712.88      360        46692
4676257     IRVINE                 CA        92620     SFD        800%       7.169      2076.56      360        46692
4676258     AGUA DULCE             CA        91350     SFD        775%       7.111      2149.24      360        46692
4676259     VILLA PARK             CA        92861     SFD        788%       7.140      3441.18      360        46631
4676260     CANTON                 MI        48188     SFD        825%       7.226      1006.7       360        46692
4676261     FALLS CHURCH           VA        22044     SFD        738%       7.025      1940.8       360        46692
4676263     LONG BEACH             CA        90803     SFD        775%       7.111      2057.54      360        46692
4676264     REDONDO BEACH          CA        90278     LCO        800%       7.169      2014.56      360        46692
4676266     WATERFORD              MI        48329     SFD        900%       7.399      732.21       360        46692
4676267     CAMARILLO              CA        93012     SFD        788%       7.140      2525.42      360        46692
4676270     PITTSBURGH             PA        15217     SFD        850%       7.284      346.02       360        46692
4676271     LOS ANGELES            CA        90004     SFD        788%       7.140      2972.79      360        46692
4676272     ADA                    MI        49301     SFD        813%       7.198      1841.4       360        46661
4676273     SILVER SPRING          MD        20904     SFD        825%       7.226      1187.01      360        46692
4676274     SANTA MONICA           CA        90403     LCO        775%       7.111      1805.36      360        46692
4676275     WHITTIER               CA        90601     SFD        825%       7.226      2028.42      360        46692
4676277     MIDDLEFIELD TWP        OH        44062     SFD        775%       7.111      700.66       360        46692
4676278     DETROIT                MI        48219     SFD        850%       7.284      214.92       360        46661
4676279     STUDIO CITY            CA        91604     SFD        750%       7.054      3496.08      360        46692
4676280     NEWPORT BEACH          CA        92625     MF2        763%       7.083      2972.74      360        46661
4676282     SANTA ANA              CA        92705     SFD        725%       6.984      2046.53      360        46692
4676287     FORTVILLE              IN        46040     SFD        750%       7.054      727.19       360        46692
4676288     WESTLAKE VILLAGE       CA        91361     SFD        725%       6.984      2428.55      360        46692
4676291     CLINTON TOWNSHIP       MI        48036     SFD        838%       7.255      1292.13      360        46692
4676293     ATASCADERO             CA        93422     SFD        813%       7.198      1836.57      360        46692
4676294     LOS ANGELES            CA        90272     LCO        775%       7.111      2349.84      360        46692
4676296     GROSSE POINTE          MI        48230     SFD        788%       7.140      2320.23      360        46692
4676297     SANTA BARBARA          CA        93109     SFD        738%       7.025      1851.01      360        46692
4676298     ENCINO AREA            CA        91316     SFD        788%       7.140      3179.43      360        46631
4676299     PITTSFIELD TOWNSHIP    MI        48197     SFD        788%       7.140       942.6       360        46692
4676302     MARCO ISLAND           FL        34145     LCO        875%       7.341      392.18       360        46539
4676303     HERMOSA BEACH          CA        90254     SFD        763%       7.083      2438.35      360        46692
4676306     IRVINE                 CA        92620     SFD        825%       7.226      1987.86      360        46631
4676308     ONSTED                 MI        49265     SFD        800%       7.169      680.94       360        46661
4676309     WINNETKA               CA        91306     LCO        775%       7.111      861.49       360        46692
4676310     RANCHO MIRAGE          CA        92270     SFD        838%       7.255      2173.81      360        46692
4676313     POWAY                  CA        92064     SFD        825%       7.226      2043.45      360        46692
4676314     RIVERVIEW              MI        48192     SFD        775%       7.111      1068.89      360        46692
4676315     SAN DIMAS              CA        91773     SFD        775%       7.111      1690.74      360        46661
4676321     CARLSBAD               CA        92009     SFD        800%       7.169      1944.48      360        46692
4676322     MENTOR                 OH        44060     SFD        763%       7.083      695.77       360        46692
4676323     SAN GABRIEL            CA        91775     SFD        763%       7.083      1865.04      360        46661
4676324     LONG BEACH             CA        90803     SFD        763%       7.083      1862.56      360        46692
4676325     SOUTH LYON             MI        48178     SFD        763%       7.083      1659.78      360        46692
4676329     LANCASTER              OH        43130     SFD        775%       7.111      1925.72      360        46692
4676331     LOS ANGELES            CA        90046     MF2        775%       7.111      2106.26      360        46692
4676333     DADE CITY              FL        33526     SFD        850%       7.284      612.06       360        46600
4676335     DEERFIELD              OH        44411     SFD        875%       7.341      736.36       360        46692
4676336     CHINO HILLS            CA        91709     SFD        800%       7.169      3169.87      360        46692
4676338     BROOMFIELD             CO        80020     SFD        800%       7.169      763.12       360        46661
4676340     RENO                   NV        89509     SFD        813%       7.198      1837.69      360        46661
4676341     CORAL GABLES           FL        33158     HCO        763%       7.083      2123.39      360        46661
4676345     GLENDORA               CA        91741     SFD        763%       7.083      1574.14      360        46692
4676348     LOS ANGELES            CA        90068     SFD        788%       7.140      2073.7       360        46692
4676349     HUNTINGTON BEACH       CA        92646     SFD        800%       7.169      2083.9       360        46692
4676351     VERNONIA               OR        97064     SFD        775%       7.111      1547.46      360        46661
4676352     LOS ANGELES            CA        90045     SFD        725%       6.984      1664.52      360        46692
4676353     BEAVERTON              OR        97007     PUD        788%       7.140      1914.19      360        46661
4676355     CORAL SPRINGS          FL        33071     SFD        813%       7.198      936.29       360        46661
4676356     LAKE OSWEGO            OR        97034     SFD        775%       7.111      1260.89      360        46631
4676358     CAMANO ISLAND          WA        98292     SFD        750%       7.054      1873.89      360        46631
4676360     ALTADENA               CA        91001     SFD        750%       7.054      2109.88      360        46692
4676362     GREENWOOD VILLAGE      CO        80121     SFD        788%       7.140      2900.28      360        46661
4676363     CHICAGO                IL        60612     MF2        750%       7.054      1748.04      360        46692
4676364     TORRANCE               CA        90503     SFD        763%       7.083      2019.34      360        46692
4676365     ISSAQUAH               WA        98027     SFD        813%       7.198      5735.79      360        46692
4676366     LITTLETON              CO        80123     SFD        800%       7.169      642.78       360        46661
4676367     HERMOSA BEACH          CA        90254     LCO        738%       7.025      3469.96      360        46692
4676368     LAS VEGAS              NV        89118     SFD        788%       7.140      1725.67      360        46661
4676370     CIMARRON               CO        81220     SFD        838%       7.255      1907.79      360        46661
4676371     YORBA LINDA            CA        92886     SFD        813%       7.198       2376        360        46692
4676372     WOODINVILLE            WA        89072     SFD        763%       7.083      1019.22      360        46661
4676373     POWAY                  CA        92064     SFD        788%       7.140      1740.17      360        46692
4676374     DANA POINT             CA        92624     LCO        825%       7.226      2084.77      360        46692
4676377     PALM BEACH GARDENS     FL        33148     SFD        788%       7.140      725.07       360        46661
4676379     PORT TOWNSEND          WA        98368     SFD        863%       7.313       843.9       360        46661
4676380     YORBA LINDA            CA        92887     SFD        763%       7.083      2452.51      360        46692
4676381     HUNTINGTON BEACH       CA        92649     SFD        800%       7.169      1752.23      360        46692
4676382     ENCINITAS              CA        92024     SFD        838%       7.255      5320.51      360        46692
4676384     BOZEMAN                MT        59715     SFD        838%       7.255      2584.25      360        46661
4676388     SANIBEL                FL        34957     LCO        788%       7.140      1950.44      360        46692
4676390     SAN CLEMENTE           CA        92673     SFD        763%       7.083      1592.54      360        46692
4676392     HUNTINGTON BEACH       CA        92648     PUD        813%       7.198      1655.77      360        46661
4676393     ORLAND PARK            IL        60462     SFD        775%       7.111      1260.89      360        46692
4676394     MALIBU                 CA        90265     SFD        775%       7.111      1640.59      360        46692
4676396     OCEAN RIDGE            FL        33435     SFD        775%       7.111      3725.35      360        46692
4676397     COSTA MESA             CA        92627     SFD        763%       7.083      2151.7       360        46692
4676398     AURORA                 IL        60506     SFD        838%       7.255      583.74       360        46692
4676400     LOS ANGELES            CA        90046     SFD        800%       7.169      3485.39      360        46692
4676401     MILWAUKEE              WI        53214     SFD        813%       7.198       504.9       360        46692
4676402     WOODLAND HILLS         CA        91367     SFD        763%       7.083      1833.19      360        46661
4676403     NEWPORT BEACH          CA        92625     SFD        788%       7.140      3059.8       360        46661
4676404     CHICAGO                IL        60611     HCO        850%       7.284      1168.75      360        46692
4676406     PLAIN                  WI        53577     SFD        750%       7.054      962.12       360        46692
4676407     LOS ANGELES            CA        90064     SFD        775%       7.111      1593.31      360        46692
4676408     SAN DIEGO              CA        92106     SFD        763%       7.083      2604.69      360        46692
4676411     ANTIOCH                IL        60002     SFD        788%       7.140      1666.93      360        46692
4676412     TRABUCO CANYON AREA    CA        92679     SFD        813%       7.198      2185.92      360        46692
4676413     ALACHUA                FL        32615     SFD        850%       7.284      715.09       360        46692
4676414     RIVER FOREST           IL        60305     SFD        800%       7.169      1863.76      360        46661
4676416     WOOD DALE              IL        60191     SFD        825%       7.226      1953.3       360        46692
4676418     MARCO ISLAND           FL        34145     SFD        788%       7.140      1856.18      360        46692
4676420     PALOS HILLS            IL        60465     SFD        800%       7.169      2017.85      360        46692
4676421     PALOS VERDES ESTATES   CA        90274     SFD        775%       7.111      4298.48      360        46692
4676422     CARLSBAD               CA        92008     SFD        775%       7.111      1654.92      360        46692
4676423     NAPLES                 FL        34119     SFD        788%       7.140      1812.68      360        46692
4676424     NORTHBROOK             IL        60062     SFD        838%       7.255      2620.73      360        46692
4676425     CHICAGO                IL        60641     SFD        750%       7.054      1651.54      360        46692
4676427     MIAMI                  FL        33156     SFD        788%       7.140      1827.18      360        46692
4676428     MINNEAPOLIS            MN        55435     SFD        750%       7.054      2111.63      360        46692
4676429     LOS ANGELES            CA        90035     SFD        750%       7.054      3146.47      360        46692
4676430     SANTA ANA              CA        92705     SFD        738%       7.025      2072.03      360        46692
4676432     YORBA LINDA            CA        92687     SFD        750%       7.054      3132.49      360        46661
4676433     AURORA                 IL        60506     SFD        738%       7.025      515.25       360        46692
4676434     VIENNA                 VA        22181     SFD        763%       7.083      2015.8       360        46661
4676435     LOS ANGELES            CA        90049     SFD        775%       7.111      4097.88      360        46661
4676436     FAIRFAX                VA        22031     SFD        813%       7.198      2190.37      360        46631
4676437     OAK HILL               VA        20171     SFD        738%       7.025      3790.08      360        46692
4676438     MOUND                  MN        55364     SFD        800%       7.169      1284.09      360        46692
4676439     SAN DIEGO              CA        92128     LCO        763%       7.083       2088        360        46692
4676440     LAGUNA BEACH           CA        92651     SFD        788%       7.140      3422.33      360        46692
4676442     LAGUNA NIGUEL          CA        92657     SFD        775%       7.111      5014.89      360        46692
4676443     VILLANOVA              PA        19095     SFD        825%       7.226      4883.24      360        46661
4676444     CALABASAS              CA        91302     SFD        825%       7.226      1742.94      360        46692
4676445     NORTH BARRINGTON       IL        60010     SFD        763%       7.083      3450.49      360        46692
4676446     BRADENTON              FL        34207     SFD        800%       7.169      528.64       240        43009
4676447     OAK BROOK              IL        60521     SFD        750%       7.054      2880.77      360        46692
4676450     AGOURA HILLS           CA        91301     SFD        813%       7.198      4751.99      360        46692
4676451     FAIRFAX                VA        22033     SFD        725%       6.984      1722.15      360        46692
4676453     BUFFALO GROVE          IL        60089     SFD        800%       7.169      1174.02      360        46661
4676454     SAN DIEGO              CA        92014     SFD        788%       7.140      3335.32      360        46692
4676455     WEST HILLS             CA        91307     SFD        813%       7.198      612.57       360        46569
4676456     THOUSAND OAKS          CA        91361     SFD        788%       7.140      2030.2       360        46692
4676457     ELMHURST               IL        60126     SFD        763%       7.083      2548.06      360        46692
4676460     ALEXANDRIA             VA        22314     SFD        763%       7.083      2338.55      360        46661
4676461     SANTA ANA AREA         CA        92705     SFD        800%       7.169      2965.51      360        46692
4676465     MIRIMAR                FL        33027     SFD        725%       6.984      1463.96      360        46692
4676467     ELMHURST               IL        60126     SFD        775%       7.111      2091.92      360        46661
4676468     SANTA YNEZ             CA        93460     SFD        788%       7.140      1972.19      360        46661
4676469     MCLEAN                 VA        22102     SFD        738%       7.025      2983.72      360        46692
4676470     SPRINGFIELD            MO        65803     SFD        838%       7.255      326.84       360        46692
4676472     CAMARILLO              CA        93012     PUD        788%       7.140      2646.51      360        46631
4676473     SOLANA BEACH           CA        92075     SFD        775%       7.111      2292.52      360        46692
4676475     DIAMOND BAR            CA        91765     SFD        825%       7.226      1885.68      360        46692
4676476     TORRENCE               CA        90503     SFD        800%       7.169      2714.93      360        46692
4676477     MIAMI                  FL        33145     MF2        725%       6.984      2087.46      360        46692
4676478     SUGAR GROVE            IL        60554     SFD        775%       7.111      2096.22      360        46692
4676484     FOUNTAIN VALLEY        CA        92708     SFD        825%       7.226      2283.86      360        46692
4676485     WILMETTE               IL        60091     SFD        788%       7.140      1708.26      360        46661
4676486     THOUSAND OAKS          CA        91320     SFD        775%       7.111      2011.69      360        46661
4676488     MANHATTAN BEACH        CA        90266     MF2        800%       7.169      5860.95      360        46600
4676492     FAIRFAX STATION        VA        22039     PUD        750%       7.054      1482.33      360        46692
4676493     FORT LAUDERDALE        FL        33308     HCO        850%       7.284      338.33       360        46692
4676494     RIVERSIDE              CA        92506     SFD        763%       7.083      1804.88      360        46692
4676495     SANTA BARBARA          CA        93108     SFD        750%       7.054      4279.2       360        46692
4676496     GENEVA                 IL        60134     SFD        775%       7.111      1862.67      360        46661
4676497     VIENNA                 VA        22182     SFD        725%       6.984      1714.99      360        46692
4676498     ARROYO GRANDE          CA        93420     SFD        775%       7.111      1887.75      360        46600
4676501     ARLINGTON              VA        22207     SFD        738%       7.025      2315.14      360        46692
4676502     HIGHLAND PARK          IL        60035     SFD        788%       7.140      3246.5       360        46692
4676503     SAN JOSE               CA        95118     SFD        788%       7.140      1711.17      360        46661
4676504     MIAMI                  FL        33155     SFD        850%       7.284      1070.33      360        46692
4676506     SANTA BARBARA          CA        93110     SFD        763%       7.083      3029.36      360        46600
4676507     LOS ANGELES            CA        91604     SFD        825%       7.226      5240.09      360        46692
4676508     EVANSTON               IL        60202     SFD        750%       7.054      4544.89      360        46692
4676509     RESTON                 VA        20191     SFD        738%       7.025      1757.08      360        46692
4676512     SIMI VALLEY            CA        93065     SFD        788%       7.140      2610.25      360        46631
4676514     CHICAGO                IL        60655     SFD        788%       7.140      812.08       360        46692
4676518     VIRGINIA BEACH         VA        23455     SFD        763%       7.083      2123.38      360        46661
4676519     ORANGE                 CA        92865     SFD        788%       7.140      1421.14      360        46661
4676520     ARLINGTON              VA        22203     LCO        775%       7.111      777.31       360        46539
4676521     JUPITER                FL        33469     SFD        800%       7.169      2171.95      360        46692
4676522     SAN DIEGO              CA        92131     SFD        800%       7.169      1805.07      360        46692
4676523     CHICAGO                IL        60601     HCO        775%       7.111      1830.43      360        46692
4676526     BEVERLY HILLS          CA        90210     SFD        788%       7.140      6525.63      360        46631
4676533     LEXINGTON              MA        02173     SFD        775%       7.111      1662.08      360        46692
4676535     MIAMI                  FL        33176     SFD        750%       7.054      1573.24      360        46692
4676536     REHOBOTH BEACH         DE        19971     SFD        738%       7.025      2403.55      360        46661
4676537     HONOLULU               HI        96821     SFD        750%       7.054      3400.98      360        46631
4676538     COTO DE CAZA           CA        92679     SFD        750%       7.054      1957.81      360        46692
4676541     SMITHSBURG             MD        21783     SFD        775%       7.111      1719.39      360        46661
4676542     BOYNTON BEACH          FL        33435     SFD        788%       7.140      1638.66      360        46692
4676543     HAGERSTOWN             MD        21740     SFD        850%       7.284      541.32       360        46692
4676545     THOUSAND OAKS          CA        91361     SFD        775%       7.111      2670.79      360        46692
4676546     LOS ANGELES            CA        90066     SFD        788%       7.140      2189.71      360        46631
4676548     CHESTERFIELD           MO        63017     SFD        788%       7.140      3625.35      360        46631
4676549     SAN RAMON              CA        94583     PUD        788%       7.140      1682.17      360        46692
4676550     MISSION VIEJO          CA        92692     SFD        813%       7.198      2086.42      360        46692
4676551     GEIGER KEY             FL        33040     SFD        725%       6.984      1555.37      360        46692
4676553     MERCER ISLAND          WA        98040     SFD        750%       7.054      1982.28      360        46692
4676554     NAPLES                 FL        34108     SFD        800%       7.169      1724.35      360        46692
4676555     LOS ANGELES            CA        90066     MF2        788%       7.140      1993.95      360        46631
4676558     SANTA ROSA             CA        94501     SFD        788%       7.140      1073.11      360        46692
4676559     SAN DIEGO              CA        92106     SFD        788%       7.140      1815.58      360        46692
4676560     MCLEAN                 VA        22101     SFD        800%       7.169      1937.14      360        46692
4676561     KIRKLAND               WA        98034     SFD        763%       7.083      1999.52      360        46692
4676562     WALNUT CREEK           CA        94598     SFD        813%       7.198      2598.75      360        46692
4676564     LA PUENTE              CA        91746     SFD        788%       7.140      717.82       360        46631
4676567     BURKE                  VA        22015     SFD        838%       7.255      2189.01      360        46661
4676568     DUBLIN                 CA        94568     SFD        800%       7.169      1709.68      360        46661
4676569     RAMONA                 CA        92065     SFD        775%       7.111      2041.78      360        46692
4676575     WASHINGTON             MO        63090     SFD        750%       7.054      1852.92      360        46600
4676578     PLACENTIA              CA        92870     SFD        763%       7.083      1688.09      360        46692
4676579     CAMPBELL               CA        95008     SFD        763%       7.083      1925.2       360        46692
4676580     WILDWOOD               MO        63038     SFD        775%       7.111      2206.55      360        46692
4676582     WILMINGTON             DE        19810     SFD        813%       7.198      1247.4       360        46661
4676584     DUNWOODY               GA        30350     SFD        800%       7.169      2064.08      360        46661
4676585     THOUSAND OAKS          CA        91362     SFD        788%       7.140      1740.17      360        46631
4676588     NEWPORT BEACH          CA        92660     LCO        788%       7.140      2291.22      360        46661
4676589     CHULA VISTA            CA        91913     SFD        738%       7.025      2237.79      360        46692
4676590     CLARKSON VALLEY        MO        63005     SFD        775%       7.111      3266.84      360        46692
4676591     MANASSAS               VA        22111     SFD        788%       7.140      435.77       360        46692
4676592     ALPHARETTA             GA        30201     SFD        775%       7.111      1776.71      360        46631
4676594     TRABUCO CANYON AREA    CA        92679     SFD        725%       6.984      1326.16      360        46692
4676595     MEDINA                 MN        55340     SFD        763%       7.083      3999.03      360        46692
4676598     SAN FRANCISCO          CA        94118     LCO        775%       7.111      1576.11      360        46692
4676601     ALEXANDRIA             VA        22315     SFD        750%       7.054      1734.06      360        46600
4676603     STONE MOUNTAIN         GA        30087     SFD        850%       7.284      2387.48      360        46631
4676604     VICTORIA               MN        55386     SFD        763%       7.083      2882.14      360        46692
4676605     LOS ANGELES            CA        90046     SFD        800%       7.169      3287.27      360        46692
4676606     RANCHO PALOS           CA        90275     SFD        763%       7.083      3340.79      360        46692
4676607     TIBURON                CA        94920     PUD        788%       7.140      2175.21      360        46692
4676608     SAN DIMAS              CA        91773     SFD        800%       7.169      1479.27      360        46692
4676609     MALIBU                 CA        90265     LCO        850%       7.284      3498.56      360        46692
4676610     THOUSAND OAKS          CA        91362     SFD        813%       7.198      2197.8       360        46692
4676612     SAN CARLOS             CA        94070     PUD        788%       7.140      2555.87      360        46692
4676613     WOODSTOCK              GA        30189     SFD        775%       7.111      1513.43      360        46661
4676614     OAKTON                 VA        22124     SFD        750%       7.054      1538.28      360        46600
4676616     TORRANCE               CA        90503     SFD        775%       7.111      2353.42      360        46692
4676617     SAN JOSE               CA        95120     SFD        775%       7.111      2773.95      360        46692
4676618     DUNWOODY               GA        30338     SFD        800%       7.169      1614.65      360        46661
4676619     FALLS CHURCH           VA        22043     SFD        813%       7.198      1057.32      360        46692
4676620     CHAMPLIN               MN        55316     SFD        775%       7.111      1633.42      360        46692
4676621     GLENDALE               CA        91206     SFD        813%       7.198      1877.04      360        46692
4676623     HONOLULU               HI        96816     SFD        750%       7.054      4544.89      360        46661
4676624     ATLANTA                GA        30308     SFD        825%       7.226      522.89       360        46661
4676626     MCLEAN                 VA        22102     SFD        800%       7.169      3026.78      360        46600
4676629     CUMMING                GA        30041     SFD        763%       7.083      1816.56      360        46661
4676633     LOS ANGELES            CA        90049     SFD        800%       7.169      2898.38      360        46661
4676634     MARIETTA               GA        30062     SFD        775%       7.111      2292.52      360        46692
4676636     SANTA MONICA           CA        90403     LCO        788%       7.140      2816.17      360        46692
4676641     MANHATTAN BEACH        CA        90266     SFD        775%       7.111      3811.32      360        46692
4676642     MARIETTA               GA        30066     SFD        750%       7.054      1922.84      360        46661
4676643     AVENTURA               FL        33180     SFD        738%       7.025      1740.51      360        46692
4676646     CAMARILLO              CA        93012     SFD        775%       7.111      1576.11      360        46661
4676647     ANNAPOLIS              MD        21401     PUD        763%       7.083      1840.26      360        46692
4676648     NORCROSS               GA        30092     SFD        775%       7.111      1773.13      360        46661
4676650     SMYRNA                 DE        19977     SFD        788%       7.140      1044.1       360        46692
4676652     BOCA RATON             FL        33496     SFD        775%       7.111      2722.37      360        46692
4676653     SAN JOSE               CA        95128     SFD        775%       7.111      2122.73      360        46692
4676654     KIHEI                  HI        96753     HCO        825%       7.226      3756.34      360        46692
4676655     TAMPA                  FL        33615     SFD        750%       7.054      374.78       360        46692
4676657     ALBERTVILLE            AL        35950     SFD        750%       7.054       891.5       360        46692
4676658     ST HELENA              CA        94574     SFD        775%       7.111      4298.48      360        46661
4676659     NEWTOWN                PA        18940     SFD        838%       7.255      4940.47      360        46692
4676662     SAN RAMON              CA        94583     SFD        788%       7.140      2951.04      360        46692
4676663     PASADENA               CA        91103     SFD        800%       7.169      3448.7       360        46692
4676665     MYAKKA CITY            FL        34251     SFD        838%       7.255      620.22       360        46692
4676666     MT AIRY                MD        21771     SFD        788%       7.140      1885.18      360        46692
4676667     ALPHARETTA             GA        30202     SFD        775%       7.111      1648.83      360        46692
4676668     CHESTER SPRINGS        PA        19425     SFD        775%       7.111      1504.47      360        46661
4676669     SAN CARLOS             CA        94070     SFD        788%       7.140      2610.25      360        46692
4676670     WESTLAKE VILLAGE       CA        91361     SFD        800%       7.169      4314.54      360        46692
4676671     SANTA MONICA           CA        90402     SFD        800%       7.169      3059.8       360        46692
4676673     DESTIN                 FL        32541     SFD        750%       7.054      2097.64      360        46661
4676674     ATLANTA                GA        30327     SFD        738%       7.025      3853.97      360        46692
4676675     ALEXANDRIA             VA        22314     SFD        750%       7.054      6118.13      360        46661
4676676     GREAT FALLS            VA        22066     SFD        800%       7.169      3962.33      360        46692
4676677     FRIENDSHIP             MD        21794     SFD        763%       7.083      3114.29      360        46692
4676679     CARPINTERIA            CA        93013     LCO        800%       7.169      3375.32      360        46692
4676683     WINTER GARDEN          FL        34711     SFD        813%       7.198      1262.25      360        46661
4676684     ATLANTA                GA        30317     SFD        813%       7.198       861.3       360        46692
4676685     SAN JOSE               CA        95129     SFD        800%       7.169      2318.7       360        46692
4676686     RICHMOND               VA        23229     SFD        813%       7.198      2672.99      360        46661
4676687     ALPHARETTA             GA        30202     SFD        800%       7.169      2142.6       360        46661
4676689     LA VERNE               CA        91750     SFD        788%       7.140      1711.17      360        46692
4676690     TARZANA                CA        91356     SFD        788%       7.140      4234.41      360        46661
4676691     PALOS VERDES ESTATES   CA        90274     SFD        763%       7.083      5308.46      360        46692
4676692     OAKLAND                CA        94705     SFD        800%       7.169      1761.04      360        46631
4676694     CUMMING                GA        30040     SFD        800%       7.169      1717.01      360        46692
4676695     OAKLAND                CA        94611     SFD        750%       7.054      2712.96      360        46692
4676696     TORRANCE               CA        90505     SFD        763%       7.083      2304.58      360        46692
4676697     UPPER MARLBORO         MD        20772     SFD        763%       7.083      1849.47      360        46692
4676699     HENDERSON              NV        89014     SFD        788%       7.140      766.77       360        46600
4676701     BERKELEY               CA        94709     SFD        813%       7.198      2383.42      360        46692
4676702     BALTIMORE              MD        21204     SFD        775%       7.111      2263.87      360        46692
4676703     SHERMAN OAKS           CA        91403     SFD        763%       7.083      1557.15      360        46692
4676704     GREAT FALLS            VA        22066     SFD        750%       7.054      1789.99      360        46631
4676705     SAN CARLOS             CA        94070     SFD        750%       7.054      2287.83      360        46692
4676707     PASADENA               CA        91107     SFD        825%       7.226      2704.56      360        46661
4676708     ALPHARETTA             GA        30004     SFD        738%       7.025      1574.74      360        46692
4676709     SHERMAN OAKS           CA        91403     SFD        763%       7.083      1748.26      360        46692
4676710     OXFORD                 MD        21654     SFD        813%       7.198      3647.52      360        46692
4676711     ENCINITAS              CA        92024     SFD        788%       7.140      1979.81      360        46692
4676713     LOS GATOS              CA        95030     SFD        788%       7.140      2581.25      360        46692
4676715     SHERMAN OAKS           CA        91423     SFD        763%       7.083      3022.28      360        46692
4676716     ROSWELL                GA        30075     SFD        750%       7.054      2027.73      360        46692
4676717     ANNAPOLIS              MD        21403     SFD        750%       7.054      2097.65      360        46692
4676719     SIMI VALLEY            CA        93065     SFD        763%       7.083      2003.06      360        46692
4676720     CHEVY CHASE            MD        20815     SFD        775%       7.111      3083.44      360        46692
4676723     ALPHARETTA             GA        30004     SFD        750%       7.054      1992.77      360        46692
4676724     PETALUMA               CA        94952     SFD        813%       7.198      2310.66      360        46692
4676730     ATLANTA                GA        30306     SFD        750%       7.054      1704.34      360        46692
4676732     SAN FRANCISCO          CA        94110     MF2        775%       7.111      1627.69      360        46692
4676733     PONCE INLET            FL        32119     SFD        775%       7.111      953.55       360        46692
4676736     SUWANEE                GA        30024     SFD        738%       7.025      2002.96      360        46692
4676737     VILLA PARK             CA        92861     SFD        800%       7.169      7264.27      360        46692
4676738     PIEDMONT               CA        94611     SFD        775%       7.111      3455.98      360        46692
4676739     UPPER PROVIDENCE       PA        19063     SFD        775%       7.111      2693.72      360        46661
4676742     ATLANTA                GA        30342     SFD        725%       6.984      2865.15      360        46692
4676746     SOUTH PASADENA         CA        91030     SFD        775%       7.111      2399.99      360        46692
4676749     PACIFIC PALISADES      CA        90272     SFD        763%       7.083      2887.8       360        46692
4676750     HAM LAKE               MN        55304     SFD        788%       7.140      1033.23      360        46631
4676751     SNELLVILLE             GA        30278     SFD        738%       7.025      1725.66      360        46692
4676752     GREAT FALLS            VA        22066     SFD        725%       6.984      2532.58      360        46692
4676753     SILVER SPRING          MD        20904     PUD        813%       7.198      2227.5       360        46661
4676754     MCLEAN                 VA        22101     SFD        750%       7.054      2377.33      360        46661
4676756     CUMMING                GA        30041     SFD        750%       7.054      699.22       360        46692
4676757     SILVER SPRING          MD        20910     SFD        788%       7.140      1653.16      360        46631
4676759     ALEXANDRIA             VA        22301     SFD        738%       7.025      922.75       360        46631
4676760     SOUTH HILLS            VA        23970     SFD        800%       7.169      528.32       360        46692
4676761     WOODLAND HILLS         CA        91364     SFD        850%       7.284      3498.56      360        46692
4676764     SILVER SPRING          MD        20905     SFD        750%       7.054      2097.64      360        46692
4676765     GOLDVEIN               VA        22720     SFD        800%       7.169      733.77       360        46692
4676766     STUDIO CITY            CA        91604     SFD        800%       7.169      2935.06      360        46692
4676767     SAN DIEGO              CA        92109     SFD        750%       7.054      2045.21      360        46692
4676768     SIERRA MADRE           CA        91024     SFD        763%       7.083      5839.3       360        46692
4676769     GREAT FALLS            VA        22066     SFD        738%       7.025      5746.42      360        46692
4676772     GOLETA                 CA        93117     SFD        750%       7.054      2097.65      360        46692
4676773     POTOMAC                MD        20854     SFD        763%       7.083      2123.38      360        46692
4676774     GLADWYNE               PA        19035     SFD        788%       7.140      4350.42      360        46692
4676776     WOODLAND HILLS         CA        91367     SFD        788%       7.140      1649.54      360        46692
4676777     TIMONIUM               MD        21093     SFD        775%       7.111      1633.42      360        46661
4676778     LOS ANGELES            CA        90068     SFD        788%       7.140      1196.37      360        46661
4676779     ENCINITAS              CA        92024     SFD        800%       7.169      1926.14      360        46692
4676780     POTTSTOWN              PA        19464     SFD        825%       7.226      2073.5       360        46692
4676782     SAN JOSE               CA        95120     SFD        800%       7.169      3067.14      360        46692
4676783     ASHBURN                VA        22011     SFD        713%       6.859      2252.65      360        46661
4676786     LOS ANGELES            CA        90046     SFD        788%       7.140      3734.11      360        46692
4676787     NORTHRIDGE             CA        91324     SFD        775%       7.111      1885.6       360        46692
4676788     RANCHO SANTA FE        CA        92067     SFD        788%       7.140      3987.89      360        46692
4676792     ALTADENA               CA        91001     SFD        750%       7.054      3231.77      360        46692
4676795     CORONA DEL MAR         CA        92625     SFD        750%       7.054      4251.23      360        46692
4676798     THOUSAND OAKS          CA        91360     SFD        775%       7.111      1891.33      360        46692
4676800     LOS ANGELES            CA        90004     SFD        763%       7.083      2406.5       360        46692
4676801     STUDIO CITY            CA        91602     SFD        750%       7.054      2095.2       360        46692
4676802     TARZANA                CA        91356     SFD        800%       7.169      4021.03      360        46692
4676803     CALABASAS              CA        91302     SFD        775%       7.111      3727.14      360        46692
4676807     BEVERLY HILLS          CA        90210     SFD        788%       7.140      5030.17      360        46692
4676809     SIMI VALLEY            CA        93065     PUD        738%       7.025      2182.54      360        46692
4676810     VAN NUYS               CA        91423     SFD        763%       7.083      3238.16      360        46692
4676814     GLENDALE               CA        91206     SFD        763%       7.083      2477.28      360        46692
4676816     LOS ANGELES            CA        90068     SFD        800%       7.169      3668.83      360        46692
4676817     SHERMAN OAKS           CA        91403     SFD        738%       7.025      2396.65      360        46692
4676819     CALABASAS              CA        91302     SFD        800%       7.169      4586.03      360        46692
4676976     CHEVY CHASE            MD        20815     SFD        800%       7.169      7337.65      360        46692
4676977     PARADISE VALLEY        AZ        85253     SFD        800%       7.169      7337.65      360        46692
4676982     LOS ANGELES            CA        90049     SFD        788%       7.140      7250.7       360        46631
4676984     MIAMI                  FL        33133     SFD        788%       7.140      7250.69      360        46661
4676989     ALPHARETTA             GA        30202     SFD        763%       7.083      7077.94      360        46692
4676990     BIRMINGHAM             AL        35244     SFD        788%       7.140      7250.7       360        46661
4677240     HILTON HEAD ISLAND     SC        29928     HCO        788%       7.140      2095.46      360        46631
4677246     AVENTURA               FL        33180     LCO        763%       7.083      2831.18      360        46692
4677248     MARCO ISLAND           FL        34145     HCO        788%       7.140      3552.85      360        46661
4677257     MIAMI                  FL        33180     HCO        825%       7.226      1419.9       360        46692
4677259     NAPLES                 FL        34110     HCO        775%       7.111      3582.07      360        46692
4677260     TAMPA                  FL        33629     HCO        838%       7.255      855.09       360        46692
4677263     AVENTURA               FL        33160     HCO        775%       7.111      3223.86      360        46692
4677265     KEY BISCAYNE           FL        33149     HCO        813%       7.198      2029.62      360        46692
4677268     BOCA RATON             FL        33434     HCO        813%       7.198      279.18       360        46692
4677270     SUISUN CITY            CA        94585     SFD        800%       7.169      1806.63      300        44835
4677279     WELLESLEY              MA        02181     SFD        788%       7.140      2405.2       300        44866
4677281     WELLESLEY              MA        02181     SFD        788%       7.140      2107.41      300        44866
4677283     LEES SUMMIT            MO        64082     SFD        800%       7.169      3587.2       360        46569
4677284     LUBBOCK                TX        79424     SFD        788%       7.140      2652.14      360        46631
4678833     BELLEVUE               WA        98008     SFD        800%       7.169      1907.79      360        46600
4680138     WISCONSIN DELLS        WI        53965     SFD        838%       7.255      624.71       300        44866
4680160     WEST LINN              OR        97068     SFD        750%       7.054      2461.24      360        46661
4680986     UNION MILLS            IN        46382     SFD        775%       7.111      544.48       360        46692
4682123     STERLING HEIGHTS       MI        48312     LCO        825%       7.226      549.18       360        46692
4683515     PETALUMA               CA        94954     SFD        713%       6.859      1293.21      360        46692




COUNT:    1458
WAC:         7.80865492
WAM:       356.7139008
WALTV:      74.65909819

            CUT-OFF
MORTGAGE     DATE                        MORTGAGE                  T.O.P.      MASTER
LOAN       PRINCIPAL                    INSURANCE     SERVICE     MORTGAGE    SERVICE
NUMBER      BALANCE      LTV   SUBSIDY     CODE         FEE         LOAN        FEE
------      -------      ---   -------     ----         ---         ----        ---
4673920   $46,086.27    65.00                          0.250                   0.016
4673924   $302,720.70   44.58                          0.250                   0.016
4673932   $311,867.39   77.48                          0.250                   0.016
4673941   $274,176.62   64.83                          0.250                   0.016
4673949   $239,244.31   79.72                          0.250                   0.016
4673951   $822,337.44   75.00                          0.250                   0.016
4673955   $537,520.12   80.00                          0.250                   0.016
4673958   $274,134.11   77.46                          0.250                   0.016
4673964   $249,411.39   68.16                          0.250                   0.016
4673966   $371,086.86   80.00                          0.250                   0.016
4673971   $461,958.05   74.99                          0.250                   0.016
4673973   $293,350.75   79.98                          0.250                   0.016
4673978   $299,019.56   79.67                          0.250                   0.016
4673980   $279,971.97   80.00                          0.250                   0.016
4673996   $174,864.25   74.99                          0.250                   0.016
4674003   $235,830.37   94.99               06         0.250                   0.016
4674004   $411,339.10   80.00                          0.250                   0.016
4674007   $998,670.35   52.63                          0.250                   0.016
4674012   $262,048.77   75.00                          0.250                   0.016
4674015   $229,674.29   56.79                          0.250                   0.016
4674023   $476,141.59   69.81                          0.250                   0.016
4674026   $347,519.45   80.00                          0.250                   0.016
4674032   $446,327.62   80.00                          0.250                   0.016
4674033   $250,894.18   75.00                          0.250                   0.016
4674037   $792,004.80   74.96                          0.250                   0.016
4674039   $281,760.02   80.00                          0.250                   0.016
4674046   $334,068.71   79.76                          0.250                   0.016
4674048   $249,439.89   71.43                          0.250                   0.016
4674057   $399,447.63   75.47                          0.250                   0.016
4674058   $275,589.06   74.59                          0.250                   0.016
4674060   $254,638.88   65.05                          0.250                   0.016
4674062   $636,641.65   75.00                          0.250                   0.016
4674063   $235,256.87   80.00                          0.250                   0.016
4674064   $220,552.16   65.00                          0.250                   0.016
4674067   $459,019.70   80.00                          0.250                   0.016
4674069   $619,143.84   80.00                          0.250                   0.016
4674070   $149,696.03   55.56                          0.250                   0.016
4674074   $429,359.77   79.93                          0.250                   0.016
4674075   $505,065.51   80.00                          0.250                   0.016
4674076   $353,936.24   73.20                          0.250                   0.016
4674078   $311,569.15   65.00                          0.250                   0.016
4674095   $598,814.57   58.82                          0.250                   0.016
4674100   $388,435.11   68.01                          0.250                   0.016
4674103   $279,603.49   80.00                          0.250                   0.016
4674106   $239,488.55   80.00                          0.250                   0.016
4674110   $649,007.76   78.31                          0.250                   0.016
4674114   $249,810.93   79.99                          0.250                   0.016
4674117   $237,662.96   65.21                          0.250                   0.016
4674119   $243,645.67   80.00                          0.250                   0.016
4674126   $252,294.64   79.99                          0.250                   0.016
4674127   $246,641.32   70.57                          0.250                   0.016
4674128   $234,176.18   78.17                          0.250                   0.016
4674129   $459,315.09   66.67                          0.250                   0.016
4674130   $138,532.87   75.00                          0.250                   0.016
4674131   $276,597.75   50.83                          0.250                   0.016
4674135   $236,937.00   95.00               06         0.250                   0.016
4674137   $397,450.40   79.60                          0.250                   0.016
4674142   $299,046.80   88.59               06         0.250                   0.016
4674143   $38,450.73    70.00                          0.250                   0.016
4674144   $249,645.96   68.49                          0.250                   0.016
4674150   $291,393.18   80.00                          0.250                   0.016
4674152   $259,562.95   80.00                          0.250                   0.016
4674153   $444,369.83   68.46                          0.250                   0.016
4674157   $309,582.61   70.10                          0.250                   0.016
4674161   $277,091.83   76.02                          0.250                   0.016
4674166   $360,251.83   65.00                          0.250                   0.016
4674168   $199,730.71   64.52                          0.250                   0.016
4674171   $295,570.16   80.00                          0.250                   0.016
4674173   $249,128.42   68.12                          0.250                   0.016
4674177   $279,583.10   74.67                          0.250                   0.016
4674181   $263,616.63   80.00                          0.250                   0.016
4674182   $224,489.56   80.00                          0.250                   0.016
4674185   $279,641.67   61.40                          0.250                   0.016
4674186   $211,692.15   80.00                          0.250                   0.016
4674187   $254,638.88   79.69                          0.250                   0.016
4674189   $268,575.11   79.86                          0.250                   0.016
4674190   $269,170.60   69.23                          0.250                   0.016
4674194   $174,945.59   80.00                          0.250                   0.016
4674200   $648,237.93   74.71                          0.250                   0.016
4674205   $309,339.36   77.50                          0.250                   0.016
4674209   $395,676.01   65.00                          0.250                   0.016
4674224   $69,854.53    43.08                          0.250                   0.016
4674226   $77,405.77    68.89                          0.250                   0.016
4674232   $244,790.21   74.33                          0.250                   0.016
4674235   $531,227.48   80.00                          0.250                   0.016
4674237   $499,255.54   74.07                          0.250                   0.016
4674241   $693,965.20   71.28                          0.250                   0.016
4674245   $404,493.62   79.93                          0.250                   0.016
4674251   $294,538.35   79.76                          0.250                   0.016
4674257   $214,232.87   67.41                          0.250                   0.016
4674268   $193,325.84   80.00                          0.250                   0.016
4674273   $173,341.51   80.00                          0.250                   0.016
4674281   $264,964.68   80.00                          0.250                   0.016
4674284   $225,668.55   75.08                          0.250                   0.016
4674287   $294,364.11   79.99                          0.250                   0.016
4674290   $353,434.37   68.21                          0.250                   0.016
4674295   $639,070.63   75.29                          0.250                   0.016
4674326   $279,613.36   80.00                          0.250                   0.016
4674329   $139,580.49   80.00                          0.250                   0.016
4674338   $263,885.09   80.00                          0.250                   0.016
4674343   $354,271.73   65.70                          0.250                   0.016
4674349   $574,122.26   6.25                           0.250                   0.016
4674352   $249,627.76   70.42                          0.250                   0.016
4674357   $330,027.52   79.83                          0.250                   0.016
4674361   $339,518.51   80.00                          0.250                   0.016
4674371   $279,388.17   50.91                          0.250                   0.016
4674372   $410,663.33   80.00                          0.250                   0.016
4674376   $266,222.26   79.99                          0.250                   0.016
4674380   $262,827.26   80.00                          0.250                   0.016
4674382   $331,310.05   80.00                          0.250                   0.016
4674391   $309,305.47   79.49                          0.250                   0.016
4674398   $311,301.72   85.00               01         0.250                   0.016
4674400   $564,219.79   49.13                          0.250                   0.016
4674407   $340,492.28   63.74                          0.250                   0.016
4674413   $698,957.75   63.35                          0.250                   0.016
4674419   $123,169.06   80.00                          0.250                   0.016
4674424   $259,010.43   80.00                          0.250                   0.016
4674426   $286,104.20   80.00                          0.250                   0.016
4674439   $259,445.93   60.61                          0.250                   0.016
4674443   $366,467.07   80.00                          0.250                   0.016
4674445   $238,062.39   80.00                          0.250                   0.016
4674449   $225,787.78   95.00               01         0.250                   0.016
4674451   $251,634.06   80.00                          0.250                   0.016
4674460   $284,750.64   80.00                          0.250                   0.016
4674465   $289,546.18   57.43                          0.250                   0.016
4674467   $289,568.19   76.32                          0.250                   0.016
4674471   $427,367.77   80.00                          0.250                   0.016
4674478   $219,688.44   68.75                          0.250                   0.016
4674481   $286,946.19   79.97                          0.250                   0.016
4674485   $287,115.32   80.00                          0.250                   0.016
4674489   $215,694.12   77.98                          0.250                   0.016
4674506   $189,595.11   60.32                          0.250                   0.016
4674510   $599,171.45   46.15                          0.250                   0.016
4674515   $201,978.13   75.00                          0.250                   0.016
4674518   $95,476.64    75.00                          0.250                   0.016
4674522   $334,303.79   72.04                          0.250                   0.016
4674525   $67,521.26    80.00                          0.250                   0.016
4674532   $598,721.33   78.95                          0.250                   0.016
4674536   $699,033.36   70.00                          0.250                   0.016
4674540   $227,350.05   70.37                          0.250                   0.016
4674544   $343,019.38   67.19                          0.250                   0.016
4674547   $267,211.84   73.32                          0.250                   0.016
4674550   $37,505.52    80.00                          0.250                   0.016
4674554   $260,856.78   65.35                          0.250                   0.016
4674560   $71,804.82    60.50                          0.250                   0.016
4674569   $261,056.36   80.00                          0.250                   0.016
4674573   $317,115.97   80.00                          0.250                   0.016
4674580   $57,006.41    80.00                          0.250                   0.016
4674582   $224,991.25   77.87                          0.250                   0.016
4674596   $264,533.46   89.90               06         0.250                   0.016
4674599   $251,975.26   60.84                          0.250                   0.016
4674606   $259,631.81   76.11                          0.250                   0.016
4674608   $259,649.92   74.29                          0.250                   0.016
4674615   $648,579.66   66.33                          0.250                   0.016
4674617   $231,480.22   80.00                          0.250                   0.016
4674621   $299,376.55   64.52                          0.250                   0.016
4674623   $543,210.03   77.71                          0.250                   0.016
4674629   $223,690.67   80.00                          0.250                   0.016
4674633   $297,577.98   79.47                          0.250                   0.016
4674654   $347,331.72   90.00               11         0.250                   0.016
4674658   $454,054.42   67.91                          0.250                   0.016
4674662   $99,537.17    75.16                          0.250                   0.016
4674664   $433,574.06   63.48                          0.250                   0.016
4674667   $91,866.40    80.00                          0.250                   0.016
4674671   $230,082.83   89.99               06         0.250                   0.016
4674673   $344,446.58   69.70                          0.250                   0.016
4674676   $225,264.09   80.00                          0.250                   0.016
4674679   $273,602.10   94.97               11         0.250                   0.016
4674681   $466,526.35   80.00                          0.250                   0.016
4674684   $151,767.97   80.00                          0.250                   0.016
4674722   $285,849.87   76.05                          0.250                   0.016
4674725   $67,865.65    79.07                          0.250                   0.016
4674732   $136,529.70   80.00                          0.250                   0.016
4674734   $103,859.96   80.00                          0.250                   0.016
4674736   $376,754.05   80.00                          0.250                   0.016
4674737   $93,395.46    80.00                          0.250                   0.016
4674740   $399,168.73   80.00                          0.250                   0.016
4674741   $411,575.85   75.00                          0.250                   0.016
4674748   $223,560.40   90.00               11         0.250                   0.016
4674751   $75,095.79    80.00                          0.250                   0.016
4674752   $287,602.30   80.00                          0.250                   0.016
4674753   $404,135.34   64.29                          0.250                   0.016
4674754   $291,423.09   80.00                          0.250                   0.016
4674755   $258,175.02   80.00                          0.250                   0.016
4674759   $114,711.09   36.98                          0.250                   0.016
4674760   $246,458.88   80.00                          0.250                   0.016
4674761   $359,288.74   73.47                          0.250                   0.016
4674764   $299,360.67   86.58               11         0.250                   0.016
4674767   $390,366.34   80.00                          0.250                   0.016
4674769   $373,931.00   73.53                          0.250                   0.016
4674770   $274,038.74   60.18                          0.250                   0.016
4674771   $219,270.66   73.33                          0.250                   0.016
4674772   $335,597.03   75.56                          0.250                   0.016
4674775   $223,196.74   94.99               13         0.250                   0.016
4674778   $598,688.89   70.59                          0.250                   0.016
4674779   $439,130.68   80.00                          0.250                   0.016
4674782   $343,266.91   80.00                          0.250                   0.016
4674783   $234,711.23   80.00                          0.250                   0.016
4674785   $120,234.85   75.00                          0.250                   0.016
4674786   $330,757.31   70.53                          0.250                   0.016
4674788   $299,360.67   74.07                          0.250                   0.016
4674789   $273,948.05   90.00               06         0.250                   0.016
4674793   $597,481.47   80.00                          0.250                   0.016
4674794   $255,232.89   80.00                          0.250                   0.016
4674795   $228,492.43   90.00               12         0.250                   0.016
4674796   $259,431.87   74.71                          0.250                   0.016
4674798   $243,466.82   80.00                          0.250                   0.016
4674801   $898,394.43   47.37                          0.250                   0.016
4674802   $219,213.02   79.42                          0.250                   0.016
4674803   $236,771.66   80.00                          0.250                   0.016
4674805   $518,659.89   80.00                          0.250                   0.016
4674807   $159,675.79   76.92                          0.250                   0.016
4674808   $323,099.30   68.94                          0.250                   0.016
4674812   $244,352.40   77.78                          0.250                   0.016
4674813   $308,382.67   68.71                          0.250                   0.016
4674814   $398,740.17   72.73                          0.250                   0.016
4674815   $128,650.28   73.30                          0.250                   0.016
4674819   $223,722.21   94.99               17         0.250                   0.016
4674820   $365,315.25   73.30                          0.250                   0.016
4674823   $264,489.55   70.67                          0.250                   0.016
4674824   $179,757.63   78.26                          0.250                   0.016
4674825   $251,888.55   89.00               11         0.250                   0.016
4674827   $258,709.93   57.78                          0.250                   0.016
4674828   $297,994.93   94.99               13         0.250                   0.016
4674829   $311,132.62   80.00                          0.250                   0.016
4674830   $506,023.43   65.00                          0.250                   0.016
4674832   $295,596.49   79.04                          0.250                   0.016
4674833   $269,230.34   58.70                          0.250                   0.016
4674835   $230,124.47   65.00                          0.250                   0.016
4674836   $109,753.55   61.11                          0.250                   0.016
4674837   $313,135.14   90.00               13         0.250                   0.016
4674841   $288,774.45   80.00                          0.250                   0.016
4674843   $247,256.87   80.00                          0.250                   0.016
4674844   $356,258.09   64.91                          0.250                   0.016
4674846   $253,694.42   93.65               13         0.250                   0.016
4674847   $449,064.81   75.00                          0.250                   0.016
4674848   $237,901.70   80.00                          0.250                   0.016
4674849   $360,111.38   90.00               06         0.250                   0.016
4674851   $329,410.34   79.99                          0.250                   0.016
4674853   $234,511.62   50.00                          0.250                   0.016
4674854   $648,237.93   70.27                          0.250                   0.016
4674855   $262,268.87   78.51                          0.250                   0.016
4674856   $235,533.74   80.00                          0.250                   0.016
4674857   $253,991.95   90.00               11         0.250                   0.016
4674858   $236,822.97   94.85               01         0.250                   0.016
4674860   $229,198.13   86.79               01         0.250                   0.016
4674861   $254,372.80   94.99               11         0.250                   0.016
4674862   $219,554.17   68.75                          0.250                   0.016
4674863   $71,125.20    80.00                          0.250                   0.016
4674864   $321,668.87   75.00                          0.250                   0.016
4674865   $327,064.96   80.00                          0.250                   0.016
4674868   $304,906.07   90.00               01         0.250                   0.016
4674869   $268,127.38   79.99                          0.250                   0.016
4674871   $437,979.05   80.00                          0.250                   0.016
4674872   $299,101.06   37.50                          0.250                   0.016
4674874   $112,684.79   47.08                          0.250                   0.016
4674876   $222,225.41   94.97               17         0.250                   0.016
4674878   $276,908.61   75.00                          0.250                   0.016
4674879   $203,004.91   79.98                          0.250                   0.016
4674882   $380,133.17   90.00               17         0.250                   0.016
4674884   $331,360.49   80.00                          0.250                   0.016
4674886   $222,774.24   95.00               13         0.250                   0.016
4674887   $438,648.40   75.21                          0.250                   0.016
4674888   $242,531.94   73.64                          0.250                   0.016
4674889   $130,911.72   75.00                          0.250                   0.016
4674890   $119,756.82   79.47                          0.250                   0.016
4674893   $448,991.81   79.79                          0.250                   0.016
4674894   $393,233.11   75.00                          0.250                   0.016
4674896   $323,292.02   75.35                          0.250                   0.016
4674897   $374,468.94   69.44                          0.250                   0.016
4674898   $372,224.84   70.38                          0.250                   0.016
4674900   $319,558.09   80.00                          0.250                   0.016
4674902   $315,309.49   79.00                          0.250                   0.016
4674903   $307,343.63   80.00                          0.250                   0.016
4674904   $606,138.97   75.00                          0.250                   0.016
4674905   $379,169.64   73.08                          0.250                   0.016
4674906   $260,255.97   90.00               12         0.250                   0.016
4674907   $285,798.45   94.99               06         0.250                   0.016
4674908   $119,750.63   39.74                          0.250                   0.016
4674910   $232,477.99   79.79                          0.250                   0.016
4674911   $219,565.35   69.84                          0.250                   0.016
4674912   $261,811.56   80.00                          0.250                   0.016
4674913   $124,651.91   64.10                          0.250                   0.016
4674914   $238,162.24   90.00               06         0.250                   0.016
4674915   $236,939.50   80.00                          0.250                   0.016
4674916   $259,658.71   89.66               11         0.250                   0.016
4674920   $249,305.03   64.99                          0.250                   0.016
4674921   $262,688.99   90.00               17         0.250                   0.016
4674922   $109,102.25   78.21                          0.250                   0.016
4674923   $226,258.12   95.00               13         0.250                   0.016
4674924   $229,944.80   80.00                          0.250                   0.016
4674927   $356,494.44   79.99                          0.250                   0.016
4674929   $53,853.63    75.00                          0.250                   0.016
4674930   $239,651.48   61.54                          0.250                   0.016
4674931   $528,952.84   55.79                          0.250                   0.016
4674932   $249,627.76   46.08                          0.250                   0.016
4674934   $79,700.07    59.26                          0.250                   0.016
4674935   $275,977.91   89.99               06         0.250                   0.016
4674937   $328,682.62   84.99               13         0.250                   0.016
4674938   $214,388.21   78.07                          0.250                   0.016
4674939   $87,827.71    80.00                          0.250                   0.016
4674940   $318,759.20   80.00                          0.250                   0.016
4674942   $179,738.61   80.00                          0.250                   0.016
4674943   $266,900.70   66.88                          0.250                   0.016
4674945   $254,147.76   95.00               13         0.250                   0.016
4674946   $359,094.70   80.00                          0.250                   0.016
4674947   $895,605.82   70.59                          0.250                   0.016
4674948   $343,370.38   80.00                          0.250                   0.016
4674949   $59,746.65    54.55                          0.250                   0.016
4674950   $299,215.39   92.86               13         0.250                   0.016
4674951   $123,767.17   80.00                          0.250                   0.016
4674952   $168,240.70   70.00                          0.250                   0.016
4674953   $299,407.25   74.07                          0.250                   0.016
4674954   $344,017.95   89.07               13         0.250                   0.016
4674955   $264,832.98   90.00               01         0.250                   0.016
4674958   $212,589.72   66.56                          0.250                   0.016
4674959   $276,923.30   75.00                          0.250                   0.016
4674960   $122,616.94   74.55                          0.250                   0.016
4674961   $149,478.38   64.10                          0.250                   0.016
4674962   $415,198.70   80.00                          0.250                   0.016
4674963   $219,541.65   89.43               01         0.250                   0.016
4674964   $233,551.26   95.00               01         0.250                   0.016
4674965   $285,774.18   80.00                          0.250                   0.016
4674967   $254,470.07   71.83                          0.250                   0.016
4674992   $137,610.12   80.00                          0.250                   0.016
4674993   $149,319.08   74.99                          0.250                   0.016
4674994   $473,732.41   75.28                          0.250                   0.016
4674996   $249,671.83   71.43                          0.250                   0.016
4674997   $259,186.90   89.98               06         0.250                   0.016
4674998   $80,839.87    47.65                          0.250                   0.016
4674999   $278,374.93   90.00               13         0.250                   0.016
4675001   $292,576.47   95.00               13         0.250                   0.016
4675002   $246,473.62   91.14               17         0.250                   0.016
4675003   $239,684.96   78.56                          0.250                   0.016
4675004   $257,876.38   80.00                          0.250                   0.016
4675006   $254,324.14   64.39                          0.250                   0.016
4675007   $216,745.77   95.00               11         0.250                   0.016
4675008   $89,020.56    74.96                          0.250                   0.016
4675010   $112,323.62   80.00                          0.250                   0.016
4675011   $307,359.91   80.00                          0.250                   0.016
4675012   $261,028.37   80.00                          0.250                   0.016
4675014   $231,292.11   90.00               12         0.250                   0.016
4675017   $384,179.53   83.70               06         0.250                   0.016
4675018   $239,184.00   80.00                          0.250                   0.016
4675019   $223,345.28   80.00                          0.250                   0.016
4675020   $47,841.76    71.49                          0.250                   0.016
4675022   $252,762.91   90.00               11         0.250                   0.016
4675023   $186,676.88   73.64                          0.250                   0.016
4675025   $569,212.87   71.25                          0.250                   0.016
4675026   $234,346.71   58.75                          0.250                   0.016
4675027   $241,160.56   94.98               11         0.250                   0.016
4675028   $119,842.47   80.00                          0.250                   0.016
4675029   $249,867.50   74.99                          0.250                   0.016
4675030   $298,394.10   65.00                          0.250                   0.016
4675031   $224,565.15   89.96               06         0.250                   0.016
4675032   $547,742.91   73.17                          0.250                   0.016
4675033   $260,643.37   95.00               01         0.250                   0.016
4675035   $80,085.36    74.99                          0.250                   0.016
4675036   $302,354.27   54.74                          0.250                   0.016
4675038   $274,377.65   89.29               12         0.250                   0.016
4675040   $242,455.59   88.36               12         0.250                   0.016
4675041   $229,509.85   71.88                          0.250                   0.016
4675042   $287,416.37   80.00                          0.250                   0.016
4675043   $384,531.87   70.00                          0.250                   0.016
4675044   $240,096.18   94.99               11         0.250                   0.016
4675048   $224,346.67   93.75               13         0.250                   0.016
4675049   $53,385.99    50.95                          0.250                   0.016
4675050   $270,967.73   80.00                          0.250                   0.016
4675051   $311,428.94   80.00                          0.250                   0.016
4675055   $605,013.15   74.18                          0.250                   0.016
4675056   $265,143.27   95.00               06         0.250                   0.016
4675057   $256,465.90   78.47                          0.250                   0.016
4675058   $219,858.57   95.00               06         0.250                   0.016
4675059   $351,170.60   79.99                          0.250                   0.016
4675060   $271,434.74   80.00                          0.250                   0.016
4675061   $246,512.79   80.00                          0.250                   0.016
4675063   $235,686.16   79.50                          0.250                   0.016
4675064   $344,863.50   79.88                          0.250                   0.016
4675065   $279,181.63   74.87                          0.250                   0.016
4675066   $324,050.09   78.13                          0.250                   0.016
4675067   $343,775.54   49.29                          0.250                   0.016
4675068   $64,871.59    26.51                          0.250                   0.016
4675069   $293,970.90   90.00               01         0.250                   0.016
4675071   $339,311.03   73.12                          0.250                   0.016
4675072   $418,442.67   80.00                          0.250                   0.016
4675073   $316,527.51   90.00                          0.250                   0.016
4675074   $164,166.67   67.70                          0.250                   0.016
4675075   $255,082.04   90.00               01         0.250                   0.016
4675077   $199,551.92   64.52                          0.250                   0.016
4675078   $257,477.17   72.68                          0.250                   0.016
4675079   $300,846.68   72.77                          0.250                   0.016
4675080   $413,487.92   80.00                          0.250                   0.016
4675081   $397,572.05   80.00                          0.250                   0.016
4675082   $83,339.16    50.00                          0.250                   0.016
4675084   $107,611.03   70.00                          0.250                   0.016
4675085   $239,525.81   80.00                          0.250                   0.016
4675086   $78,974.23    80.00                          0.250                   0.016
4675087   $259,220.89   63.41                          0.250                   0.016
4675089   $648,614.80   73.95                          0.250                   0.016
4675091   $233,247.33   94.98               12         0.250                   0.016
4675092   $258,619.28   80.00                          0.250                   0.016
4675093   $398,564.29   87.91               06         0.250                   0.016
4675094   $79,338.91    75.00                          0.250                   0.016
4675095   $76,363.52    60.00                          0.250                   0.016
4675097   $349,516.67   54.69                          0.250                   0.016
4675098   $404,269.32   85.00               17         0.250                   0.016
4675101   $237,679.55   70.00                          0.250                   0.016
4675103   $400,301.16   76.13                          0.250                   0.016
4675105   $337,764.56   90.00               06         0.250                   0.016
4675106   $159,482.79   80.00                          0.250                   0.016
4675107   $173,664.86   58.00                          0.250                   0.016
4675108   $254,567.97   57.95                          0.250                   0.016
4675109   $278,041.11   75.11                          0.250                   0.016
4675111   $459,319.54   71.63                          0.250                   0.016
4675112   $199,750.52   48.19                          0.250                   0.016
4675113   $256,267.38   65.06                          0.250                   0.016
4675114   $458,994.84   61.33                          0.250                   0.016
4675115   $318,736.21   89.97               01         0.250                   0.016
4675117   $222,699.93   80.00                          0.250                   0.016
4675119   $86,070.74    75.00                          0.250                   0.016
4675121   $399,189.45   76.19                          0.250                   0.016
4675124   $149,680.34   60.00                          0.250                   0.016
4675125   $295,134.84   80.00                          0.250                   0.016
4675127   $240,723.43   89.33               06         0.250                   0.016
4675129   $114,883.89   80.00                          0.250                   0.016
4675130   $256,465.90   79.88                          0.250                   0.016
4675134   $376,216.53   64.44                          0.250                   0.016
4675135   $115,677.53   80.00                          0.250                   0.016
4675136   $120,966.53   75.00                          0.250                   0.016
4675137   $87,716.47    80.00                          0.250                   0.016
4675139   $127,727.22   33.68                          0.250                   0.016
4675141   $262,679.99   80.00                          0.250                   0.016
4675142   $90,951.29    80.00                          0.250                   0.016
4675143   $241,524.09   95.00               17         0.250                   0.016
4675144   $319,283.07   80.00                          0.250                   0.016
4675146   $269,395.10   64.29                          0.250                   0.016
4675147   $263,451.38   80.00                          0.250                   0.016
4675148   $439,038.54   80.00                          0.250                   0.016
4675150   $124,266.23   75.00                          0.250                   0.016
4675151   $219,586.90   80.00                          0.250                   0.016
4675154   $135,237.72   74.04                          0.250                   0.016
4675155   $638,798.23   71.91                          0.250                   0.016
4675156   $134,739.97   61.36                          0.250                   0.016
4675157   $203,356.11   80.00                          0.250                   0.016
4675158   $105,726.81   62.35                          0.250                   0.016
4675159   $459,044.04   80.00                          0.250                   0.016
4675162   $222,883.92   80.00                          0.250                   0.016
4675163   $95,728.74    78.69                          0.250                   0.016
4675164   $226,466.34   85.00               06         0.250                   0.016
4675165   $271,595.02   80.00                          0.250                   0.016
4675166   $362,817.46   51.93                          0.250                   0.016
4675168   $247,035.26   75.00                          0.250                   0.016
4675170   $251,489.34   78.75                          0.250                   0.016
4675171   $378,943.58   80.00                          0.250                   0.016
4675172   $307,391.48   80.00                          0.250                   0.016
4675174   $78,245.10    80.00                          0.250                   0.016
4675176   $91,818.23    80.00                          0.250                   0.016
4675177   $198,154.79   75.00                          0.250                   0.016
4675178   $66,381.34    73.89                          0.250                   0.016
4675181   $418,797.45   89.62               06         0.250                   0.016
4675182   $301,356.43   75.50                          0.250                   0.016
4675183   $420,447.36   70.17                          0.250                   0.016
4675185   $127,753.46   80.00                          0.250                   0.016
4675188   $234,523.80   80.00                          0.250                   0.016
4675190   $123,579.11   75.00                          0.250                   0.016
4675191   $284,392.63   75.00                          0.250                   0.016
4675192   $340,807.63   87.13               06         0.250                   0.016
4675194   $794,701.08   66.32                          0.250                   0.016
4675199   $118,348.74   61.03                          0.250                   0.016
4675200   $302,553.86   80.00                          0.250                   0.016
4675201   $298,954.07   93.76               13         0.250                   0.016
4675202   $235,349.06   73.20                          0.250                   0.016
4675208   $455,801.83   80.00                          0.250                   0.016
4675209   $321,121.15   80.00                          0.250                   0.016
4675210   $219,458.57   80.00                          0.250                   0.016
4675212   $52,932.16    64.63                          0.250                   0.016
4675213   $568,815.44   57.00                          0.250                   0.016
4675214   $111,845.33   80.00                          0.250                   0.016
4675215   $375,393.86   75.18                          0.250                   0.016
4675216   $51,933.45    80.00                          0.250                   0.016
4675217   $138,917.93   80.00                          0.250                   0.016
4675218   $255,288.31   77.34                          0.250                   0.016
4675220   $998,619.08   72.41                          0.250                   0.016
4675221   $362,459.52   41.72                          0.250                   0.016
4675222   $268,989.84   79.99                          0.250                   0.016
4675224   $447,349.44   77.91                          0.250                   0.016
4675226   $259,622.43   80.00                          0.250                   0.016
4675227   $148,167.29   75.00                          0.250                   0.016
4675230   $299,030.25   93.27               17         0.250                   0.016
4675232   $99,792.19    80.00                          0.250                   0.016
4675233   $246,958.70   80.00                          0.250                   0.016
4675234   $226,462.31   80.00                          0.250                   0.016
4675235   $181,748.68   80.00                          0.250                   0.016
4675239   $205,992.23   80.00                          0.250                   0.016
4675240   $311,137.90   80.00                          0.250                   0.016
4675241   $239,786.33   95.00               13         0.250                   0.016
4675242   $251,376.51   80.00                          0.250                   0.016
4675243   $281,409.27   74.21                          0.250                   0.016
4675244   $269,081.29   64.29                          0.250                   0.016
4675248   $245,243.33   80.00                          0.250                   0.016
4675249   $223,690.67   80.00                          0.250                   0.016
4675250   $127,727.22   80.00                          0.250                   0.016
4675251   $295,483.23   80.00                          0.250                   0.016
4675253   $275,609.14   80.00                          0.250                   0.016
4675255   $243,396.03   75.00                          0.250                   0.016
4675256   $305,395.40   79.48                          0.250                   0.016
4675261   $44,937.84    48.39                          0.250                   0.016
4675262   $239,330.77   80.00                          0.250                   0.016
4675263   $494,081.84   56.57                          0.250                   0.016
4675265   $229,509.85   54.05                          0.250                   0.016
4675268   $288,411.13   80.00                          0.250                   0.016
4675269   $437,180.07   80.00                          0.250                   0.016
4675270   $266,131.99   75.07                          0.250                   0.016
4675271   $163,755.80   80.00                          0.250                   0.016
4675272   $428,145.42   80.00                          0.250                   0.016
4675273   $231,505.58   77.33                          0.250                   0.016
4675277   $207,270.85   80.00               06         0.250                   0.016
4675280   $263,606.92   80.00                          0.250                   0.016
4675281   $239,651.48   75.00                          0.250                   0.016
4675283   $778,922.88   70.91                          0.250                   0.016
4675284   $394,426.40   39.70                          0.250                   0.016
4675285   $415,598.60   75.00                          0.250                   0.016
4675290   $175,634.26   80.00                          0.250                   0.016
4675295   $347,507.17   80.00                          0.250                   0.016
4675296   $509,295.59   78.46                          0.250                   0.016
4675297   $503,286.26   80.00                          0.250                   0.016
4675298   $293,404.23   64.97                          0.250                   0.016
4675299   $447,365.56   80.00                          0.250                   0.016
4675300   $391,401.60   74.67                          0.250                   0.016
4675301   $345,122.76   90.00               11         0.250                   0.016
4675303   $301,572.32   77.63                          0.250                   0.016
4675304   $300,363.18   80.00                          0.250                   0.016
4675306   $286,538.05   79.99                          0.250                   0.016
4675307   $311,569.15   65.00                          0.250                   0.016
4675308   $274,610.55   62.22                          0.250                   0.016
4675311   $421,931.13   65.00                          0.250                   0.016
4675313   $279,474.25   41.48                          0.250                   0.016
4675314   $423,368.69   80.00                          0.250                   0.016
4675315   $346,045.13   90.00               11         0.250                   0.016
4675316   $386,565.44   79.81                          0.250                   0.016
4675318   $255,056.11   75.12                          0.250                   0.016
4675321   $422,415.87   79.96                          0.250                   0.016
4675322   $219,680.52   80.00                          0.250                   0.016
4675323   $281,080.87   89.96               01         0.250                   0.016
4675324   $247,648.79   80.00                          0.250                   0.016
4675325   $226,861.71   80.00                          0.250                   0.016
4675329   $343,536.80   80.00                          0.250                   0.016
4675331   $207,567.72   80.00                          0.250                   0.016
4675332   $290,797.86   80.00                          0.250                   0.016
4675333   $559,245.98   80.00                          0.250                   0.016
4675335   $429,855.59   79.71                          0.250                   0.016
4675337   $241,085.13   80.00                          0.250                   0.016
4675338   $251,643.13   80.00                          0.250                   0.016
4675339   $258,823.59   80.00                          0.250                   0.016
4675341   $331,505.66   80.00                          0.250                   0.016
4675342   $375,353.35   80.00                          0.250                   0.016
4675343   $244,644.23   59.76                          0.250                   0.016
4675345   $289,339.66   95.00               01         0.250                   0.016
4675346   $251,615.30   80.00                          0.250                   0.016
4675348   $254,656.66   79.69                          0.250                   0.016
4675349   $409,404.61   67.77                          0.250                   0.016
4675350   $234,883.31   80.00                          0.250                   0.016
4675351   $499,255.52   47.62                          0.250                   0.016
4675352   $159,153.99   80.00                          0.250                   0.016
4675353   $238,153.66   90.00               06         0.250                   0.016
4675354   $474,360.43   79.56                          0.250                   0.016
4675355   $467,337.25   80.00                          0.250                   0.016
4675356   $294,560.75   79.99                          0.250                   0.016
4675357   $223,498.16   80.00                          0.250                   0.016
4675358    365854.44    80.00                          0.250                   0.016
4675360    278064.15    77.36                          0.250                   0.016
4675361    305796.52    60.16                          0.250                   0.016
4675362    434335.96    70.16                          0.250                   0.016
4675363    239676.85    80.00                          0.250                   0.016
4675365    247864.46    90.00               11         0.250                   0.016
4675367    614129.07    68.33                          0.250                   0.016
4675371    299564.34    80.00                          0.250                   0.016
4675372    292533.87    73.24                          0.250                   0.016
4675373    427346.66    80.00                          0.250                   0.016
4675374    241690.3     73.33                          0.250                   0.016
4675376    387436.57    63.61                          0.250                   0.016
4675378    230389.37    78.20                          0.250                   0.016
4675379    106971.52    80.00                          0.250                   0.016
4675381    249420.59    78.13                          0.250                   0.016
4675382    579219.06    80.00                          0.250                   0.016
4675384    235097.91    95.00               12         0.250                   0.016
4675386    409219.66    74.99                          0.250                   0.016
4675387    349504.34    44.36                          0.250                   0.016
4675389    399374.03    63.49                          0.250                   0.016
4675391    276607.72    71.21                          0.250                   0.016
4675393    59917.13     77.92                          0.250                   0.016
4675394    254428.7     75.00                          0.250                   0.016
4675395    385466.97    69.55                          0.250                   0.016
4675397    399374.03    72.99                          0.250                   0.016
4675398    284616.27    76.00                          0.250                   0.016
4675399    435132.91    89.99               11         0.250                   0.016
4675400    359231.26    80.00                          0.250                   0.016
4675402    252650.62    74.41                          0.250                   0.016
4675404    255637.46    79.50                          0.250                   0.016
4675405    395069.35    67.51                          0.250                   0.016
4675408    314565.01    75.00                          0.250                   0.016
4675409    223658.05    70.22                          0.250                   0.016
4675410    303558.54    80.00                          0.250                   0.016
4675412    174745.87    33.33                          0.250                   0.016
4675413    248610.34    79.81                          0.250                   0.016
4675414    399147.56    72.86                          0.250                   0.016
4675415    118563.83    70.83                          0.250                   0.016
4675416    154475.35    79.99                          0.250                   0.016
4675417    324303.85    79.27                          0.250                   0.016
4675418    269249.4     71.05                          0.250                   0.016
4675421    375440.16    8.00                           0.250                   0.016
4675423    374200.84    51.72                          0.250                   0.016
4675424    111727.86    80.00                          0.250                   0.016
4675425    212674.85    79.78                          0.250                   0.016
4675426    239475.57    61.54                          0.250                   0.016
4675429    234450.39    80.00                          0.250                   0.016
4675430    498328.65    78.13                          0.250                   0.016
4675432    524256.53    52.76                          0.250                   0.016
4675434    489288.45    57.65                          0.250                   0.016
4675435    237704.97    82.14               12         0.250                   0.016
4675437    284445.42    92.53               1          0.250                   0.016
4675438    135812.19    80.00                          0.250                   0.016
4675439    469282.54    45.19                          0.250                   0.016
4675440    292974.31    89.98               12         0.250                   0.016
4675441    359477.22    80.00                          0.250                   0.016
4675444    262780.1     95.00               13         0.250                   0.016
4675447    174027.56    80.00                          0.250                   0.016
4675448    218075.7     79.96                          0.250                   0.016
4675449    263207.52    80.00                          0.250                   0.016
4675453    379448.18    73.08                          0.250                   0.016
4675454    616768.42    75.00                          0.250                   0.016
4675456    337068.1     75.00                          0.250                   0.016
4675457    317804.01    89.99               12         0.250                   0.016
4675458    324004.65    76.17                          0.250                   0.016
4675459    195712.6     78.40                          0.250                   0.016
4675460    94313.29     70.00                          0.250                   0.016
4675464    222184.9     76.72                          0.250                   0.016
4675466    420999.62    80.00                          0.250                   0.016
4675469    519352.69    63.04                          0.250                   0.016
4675470    54440.76     59.78                          0.250                   0.016
4675471    141489.02    80.00                          0.250                   0.016
4675473    294985.69    80.00                          0.250                   0.016
4675474    294386.93    73.75                          0.250                   0.016
4675478    84670.54     80.00                          0.250                   0.016
4675480    230988.57    71.17                          0.250                   0.016
4675481    362498.72    78.91                          0.250                   0.016
4675482    247674.44    80.00                          0.250                   0.016
4675483    299625.76    50.00                          0.250                   0.016
4675486    269617.63    75.00                          0.250                   0.016
4675488    350477.37    88.86               1          0.250                   0.016
4675489    449394.09    56.25                          0.250                   0.016
4675491    150381.3     79.98                          0.250                   0.016
4675493    235182.91    77.21                          0.250                   0.016
4675494    287179.02    90.00               6          0.250                   0.016
4675496    91469.79     80.00                          0.250                   0.016
4675498    223666.46    80.00                          0.250                   0.016
4675499    231687.64    80.00                          0.250                   0.016
4675501    293184.22    80.00                          0.250                   0.016
4675502    65511.67     80.00                          0.250                   0.016
4675504    299575.15    80.00                          0.250                   0.016
4675505    113942.45    70.00                          0.250                   0.016
4675507    395380.29    80.00                          0.250                   0.016
4675508    141399.47    74.53                          0.250                   0.016
4675510    347494.66    80.00                          0.250                   0.016
4675512    154631.14    80.00                          0.250                   0.016
4675513    239668.58    76.43                          0.250                   0.016
4675514    254638.86    71.43                          0.250                   0.016
4675516    80635.63     79.17                          0.250                   0.016
4675521    377607.26    80.00                          0.250                   0.016
4675522    269597.99    66.67                          0.250                   0.016
4675523    243663.06    80.00                          0.250                   0.016
4675524    125403.45    80.00                          0.250                   0.016
4675527    275618.85    80.00                          0.250                   0.016
4675528    327283.71    80.00                          0.250                   0.016
4675529    78283.28     80.00                          0.250                   0.016
4675530    279388.17    80.00                          0.250                   0.016
4675531    70094.85     80.00                          0.250                   0.016
4675532    239401.42    79.99                          0.250                   0.016
4675533     65509.4     80.00                          0.250                   0.016
4675535    998511.06    60.61                          0.250                   0.016
4675536    104244.56    80.00                          0.250                   0.016
4675538    284586.13    95.00               6          0.250                   0.016
4675540    99861.91     78.13                          0.250                   0.016
4675541    237137.46    72.52                          0.250                   0.016
4675542    128579.02    80.00                          0.250                   0.016
4675543    225280.51    80.00                          0.250                   0.016
4675544     77495.5     80.00                          0.250                   0.016
4675545    249645.96    50.10                          0.250                   0.016
4675546    239628.06    80.00                          0.250                   0.016
4675547    223682.78    80.00                          0.250                   0.016
4675548    310559.58    80.00                          0.250                   0.016
4675549    199723.82    80.00                          0.250                   0.016
4675551    234641.26    58.17                          0.250                   0.016
4675552    215094.96    79.98                          0.250                   0.016
4675553    232869.74    94.99               6          0.250                   0.016
4675555    319569.13    51.20                          0.250                   0.016
4675556    221501.36    94.99               17         0.250                   0.016
4675557    398930.31    80.00                          0.250                   0.016
4675558    102968.79    80.00                          0.250                   0.016
4675560    239550.84    72.95                          0.250                   0.016
4675561    274110.86    58.51                          0.250                   0.016
4675562    498748.46    77.52                          0.250                   0.016
4675563    237662.94    79.33                          0.250                   0.016
4675564    349452.27    60.87                          0.250                   0.016
4675566    566819.58    74.20                          0.250                   0.016
4675568    259277.2     78.31                          0.250                   0.016
4675569    241657.29    29.88                          0.250                   0.016
4675571    247166.75    78.52                          0.250                   0.016
4675573    224791.21    95.00               6          0.250                   0.016
4675574    314265.11    70.00                          0.250                   0.016
4675576    335447.72    80.00                          0.250                   0.016
4675579    439361.04    61.97                          0.250                   0.016
4675581    144809.64    60.42                          0.250                   0.016
4675582    245544.54    80.00                          0.250                   0.016
4675584    339201.62    72.49                          0.250                   0.016
4675586    193117.68    75.00                          0.250                   0.016
4675587    498574.65    78.74                          0.250                   0.016
4675588    132616.6     80.00                          0.250                   0.016
4675589    449346.55    54.55                          0.250                   0.016
4675593    59833.21     30.77                          0.250                   0.016
4675595    306080.06    74.88                          0.250                   0.016
4675598    267620.48    80.00                          0.250                   0.016
4675599    152782.44    79.11                          0.250                   0.016
4675600    284407.72    71.25                          0.250                   0.016
4675601     84094.9     74.98                          0.250                   0.016
4675602    257643.73    65.32                          0.250                   0.016
4675603    319546.54    80.00                          0.250                   0.016
4675604    314102.04    90.00               17         0.250                   0.016
4675607    250643.29    90.00               6          0.250                   0.016
4675611    119666.41    52.63                          0.250                   0.016
4675612    266830.14    79.99                          0.250                   0.016
4675615    207697.95    79.69                          0.250                   0.016
4675618    415135.48    80.00                          0.250                   0.016
4675619    254529.84    79.97                          0.250                   0.016
4675623    235707.22    89.99               12         0.250                   0.016
4675624    234459.04    80.00                          0.250                   0.016
4675626    124831.68    55.56                          0.250                   0.016
4675628    319283.07    80.00                          0.250                   0.016
4675629    269597.99    40.91                          0.250                   0.016
4675630    362425.99    80.00                          0.250                   0.016
4675631    537178.74    73.20                          0.250                   0.016
4675635    631058.99    80.00                          0.250                   0.016
4675636    302337.89    94.98               1          0.250                   0.016
4675638    379448.18    61.79                          0.250                   0.016
4675639    349478.85    50.00                          0.250                   0.016
4675640    239098.21    76.18                          0.250                   0.016
4675644    374156.85    75.00                          0.250                   0.016
4675645    671048.34    70.00                          0.250                   0.016
4675646    397128.71    80.00                          0.250                   0.016
4675647    247438.59    80.00                          0.250                   0.016
4675648    55924.59     70.89                          0.250                   0.016
4675651    287612.21    80.00                          0.250                   0.016
4675653    368677.29    64.91                          0.250                   0.016
4675654    305577.43    62.45                          0.250                   0.016
4675655    468819.19    56.63                          0.250                   0.016
4675656    279593.39    80.00                          0.250                   0.016
4675659    281710.43    65.00                          0.250                   0.016
4675662    315309.49    80.00                          0.250                   0.016
4675663    426717.48    80.00                          0.250                   0.016
4675664    270330.85    90.00               1          0.250                   0.016
4675668    298954.07    46.88                          0.250                   0.016
4675669    219696.19    65.67                          0.250                   0.016
4675670    149792.86    42.86                          0.250                   0.016
4675671    469334.41    69.12                          0.250                   0.016
4675676    277616.1     73.16                          0.250                   0.016
4675677    296064.8     45.90                          0.250                   0.016
4675679     157919      73.56                          0.250                   0.016
4675680    40948.86     62.12                          0.250                   0.016
4675681    428804.6     63.05                          0.250                   0.016
4675683    163508.54    80.00                          0.250                   0.016
4675684    250054.21    67.68                          0.250                   0.016
4675685    426425.06    65.69                          0.250                   0.016
4675687    295362.25    75.00                          0.250                   0.016
4675688    499360.13    55.56                          0.250                   0.016
4675692    555151.24    80.00                          0.250                   0.016
4675693    550435.19    80.00                          0.250                   0.016
4675694    291097.46    78.78                          0.250                   0.016
4675695    380227.22    68.04                          0.250                   0.016
4675696    146202.87    80.00                          0.250                   0.016
4675697    438648.36    80.00                          0.250                   0.016
4675699    262708.25    79.99                          0.250                   0.016
4675703    319318.07    65.98                          0.250                   0.016
4675704    256653.95    70.41                          0.250                   0.016
4675705    187713.02    80.00                          0.250                   0.016
4675706    229657.53    77.20                          0.250                   0.016
4675707    279240.91    50.91                          0.250                   0.016
4675709    305566.65    90.00               1          0.250                   0.016
4675711    331708.14    80.00                          0.250                   0.016
4675712    139801.74    26.92                          0.250                   0.016
4675713    279593.39    68.29                          0.250                   0.016
4675716    576182.89    74.94                          0.250                   0.016
4675717    115843.8     80.00                          0.250                   0.016
4675718    109855.59    64.71                          0.250                   0.016
4675719    271574.34    80.00                          0.250                   0.016
4675720    267800.66    90.00               12         0.250                   0.016
4675721    277513.95    80.00                          0.250                   0.016
4675722    315563.63    56.43                          0.250                   0.016
4675726    96009.91     65.00                          0.250                   0.016
4675727    40739.46     80.00                          0.250                   0.016
4675728    264284.54    62.42                          0.250                   0.016
4675729    466338.65    68.68                          0.250                   0.016
4675730    237645.62    80.00                          0.250                   0.016
4675731    255637.46    74.20                          0.250                   0.016
4675734    239668.58    80.00                          0.250                   0.016
4675735    160783.2     74.54                          0.250                   0.016
4675736    223682.78    80.00                          0.250                   0.016
4675739    432621.92    70.00                          0.250                   0.016
4675741    230193.37    67.74                          0.250                   0.016
4675743    244476.62    70.00                          0.250                   0.016
4675745    247639.86    80.00                          0.250                   0.016
4675746    90271.97     80.00                          0.250                   0.016
4675748    344062.81    84.15               6          0.250                   0.016
4675750    245651.62    78.59                          0.250                   0.016
4675751    95867.43     80.00                          0.250                   0.016
4675753    265525.45    53.20                          0.250                   0.016
4675754     340052      64.34                          0.250                   0.016
4675755    55922.67     80.00                          0.250                   0.016
4675756     251652      79.62                          0.250                   0.016
4675758    295707.22    75.00                          0.250                   0.016
4675760    346496.1     77.63                          0.250                   0.016
4675764    245513.95    79.35                          0.250                   0.016
4675767    402584.49    80.00                          0.250                   0.016
4675769    299553.31    94.49               1          0.250                   0.016
4675770    527296.43    75.00                          0.250                   0.016
4675771    135812.19    80.00                          0.250                   0.016
4675772    174146.73    79.96                          0.250                   0.016
4675774    399061.95    76.85                          0.250                   0.016
4675775    639047.07    80.00                          0.250                   0.016
4675776    119838.42    64.86                          0.250                   0.016
4675778    259612.87    78.08                          0.250                   0.016
4675779    649079.51    60.30                          0.250                   0.016
4675780    355745.5     75.00                          0.250                   0.016
4675782    370261.55    90.00               1          0.250                   0.016
4675783    519244.89    70.75                          0.250                   0.016
4675785    283617.59    70.12                          0.250                   0.016
4675786    269587.82    57.45                          0.250                   0.016
4675788    226067.18    94.99               12         0.250                   0.016
4675789    339518.49    76.06                          0.250                   0.016
4675790    259675.66    73.74                          0.250                   0.016
4675791    156141.32    80.00                          0.250                   0.016
4675792    273937.6     80.00                          0.250                   0.016
4675793    263606.92    80.00                          0.250                   0.016
4675795    115839.8     80.00                          0.250                   0.016
4675796    269556.07    58.38                          0.250                   0.016
4675797    312583.87    80.00                          0.250                   0.016
4675798    113465.38    74.98                          0.250                   0.016
4675800    349235.2     70.71                          0.250                   0.016
4675802    444353.78    74.79                          0.250                   0.016
4675804    334522.95    75.00                          0.250                   0.016
4675805    235097.91    80.00                          0.250                   0.016
4675808    139811.48    50.72                          0.250                   0.016
4675810    307541.39    78.97                          0.250                   0.016
4675811    118078.38    65.00                          0.250                   0.016
4675812    291126.62    85.00               6          0.250                   0.016
4675813    391458.67    67.94                          0.250                   0.016
4675814    391045.42    80.00                          0.250                   0.016
4675816    59122.28     80.00                          0.250                   0.016
4675817    253299.73    95.00               11         0.250                   0.016
4675818    377483.5     79.99                          0.250                   0.016
4675819    567273.11    78.89                          0.250                   0.016
4675820    222875.88    90.00               12         0.250                   0.016
4675821    291386.04    75.00                          0.250                   0.016
4675824    253258.54    80.00                          0.250                   0.016
4675826    835743.4     70.21                          0.250                   0.016
4675828    267648.18    80.00                          0.250                   0.016
4675830    299283.76    77.92                          0.250                   0.016
4675833    399447.63    79.21                          0.250                   0.016
4675836    151872.22    71.76                          0.250                   0.016
4675837    152539.05    65.00                          0.250                   0.016
4675839    648579.66    62.50                          0.250                   0.016
4675840    255169.49    90.00               11         0.250                   0.016
4675841    719929.36    64.99                          0.250                   0.016
4675842    235674.09    80.00                          0.250                   0.016
4675846    222967.52    70.00                          0.250                   0.016
4675848    223422.84    79.99                          0.250                   0.016
4675850    259658.69    80.00                          0.250                   0.016
4675851    462310.61    79.15                          0.250                   0.016
4675852    353173.35    75.00                          0.250                   0.016
4675853    526226.9     78.22                          0.250                   0.016
4675854    392183.26    60.46                          0.250                   0.016
4675855    309355.76    77.14                          0.250                   0.016
4675857    346831.79    78.31                          0.250                   0.016
4675858    224697.03    78.95                          0.250                   0.016
4675860    387921.55    78.33                          0.250                   0.016
4675862    126250.07    67.29                          0.250                   0.016
4675863    179653.29    56.29                          0.250                   0.016
4675865    269525.1     64.29                          0.250                   0.016
4675867    373875.84    77.32                          0.250                   0.016
4675868    255467.99    86.49               12         0.250                   0.016
4675869    255637.46    80.00                          0.250                   0.016
4675871    99063.01     80.00                          0.250                   0.016
4675875    149792.86    32.64                          0.250                   0.016
4675876    286108.53    74.93                          0.250                   0.016
4675877    318875.13    90.00               17         0.250                   0.016
4675879    649079.51    79.75                          0.250                   0.016
4675881    244528.07    40.83                          0.250                   0.016
4675883    385866.41    78.86                          0.250                   0.016
4675884    598753.09    77.42                          0.250                   0.016
4675887    420903.1     79.83                          0.250                   0.016
4675888    439392.39    80.00                          0.250                   0.016
4675889    154991.02    80.00                          0.250                   0.016
4675890    225679.94    79.30                          0.250                   0.016
4675893    90212.11     80.00                          0.250                   0.016
4675895    121432.07    80.00                          0.250                   0.016
4675896    228515.8     79.72                          0.250                   0.016
4675897    78241.11     80.00                          0.250                   0.016
4675899    598016.12    80.00                          0.250                   0.016
4675900    131745.72    79.04                          0.250                   0.016
4675902    312567.77    78.25                          0.250                   0.016
4675904    299376.55    68.18                          0.250                   0.016
4675907    115851.55    80.00                          0.250                   0.016
4675909    220993.89    78.72                          0.250                   0.016
4675910    102181.77    80.00                          0.250                   0.016
4675911    48737.55     80.00                          0.250                   0.016
4675912    99865.35     64.94                          0.250                   0.016
4675913    373496.43    70.57                          0.250                   0.016
4675916    330554.32    74.22                          0.250                   0.016
4675918    290605.34    80.00                          0.250                   0.016
4675919    106256.73    80.00                          0.250                   0.016
4675920    107620.53    80.00                          0.250                   0.016
4675923    271621.79    80.00                          0.250                   0.016
4675924    265114.44    90.00               13         0.250                   0.016
4675925    179763.7     75.00                          0.250                   0.016
4675926     67917.3     80.00                          0.250                   0.016
4675928    89435.99     80.00                          0.250                   0.016
4675929    248389.76    95.00               17         0.250                   0.016
4675932    104847.51    53.85                          0.250                   0.016
4675933    112565.58    80.00                          0.250                   0.016
4675935     214176      78.32                          0.250                   0.016
4675936    331344.04    80.00                          0.250                   0.016
4675938    143296.77    73.97                          0.250                   0.016
4675939    65157.19     74.97                          0.250                   0.016
4675940    144215.21    95.00               17         0.250                   0.016
4675941    339480.97    74.07                          0.250                   0.016
4675942    96875.87     77.60                          0.250                   0.016
4675944    223705.94    80.00                          0.250                   0.016
4675946    260657.38    79.82                          0.250                   0.016
4675947    316783.59    89.99               17         0.250                   0.016
4675949    223682.78    80.00                          0.250                   0.016
4675950    232312.95    95.00               17         0.250                   0.016
4675951    120837.08    53.78                          0.250                   0.016
4675952     229666      80.00                          0.250                   0.016
4675953    205800.72    80.00                          0.250                   0.016
4675954    236896.43    80.00                          0.250                   0.016
4675955   $139,811.48   80.00                          0.250                   0.016
4675956   $62,413.69    48.83                          0.250                   0.016
4675957    348530.1     65.85                          0.250                   0.016
4675959    244453.32    80.00                          0.250                   0.016
4675960    141159.33    80.00                          0.250                   0.016
4675961    95850.99     80.00                          0.250                   0.016
4675962    345997.48    73.37                          0.250                   0.016
4675963    101862.66    72.44                          0.250                   0.016
4675968    182043.99    74.51                          0.250                   0.016
4675969    567235.22    80.00                          0.250                   0.016
4675970    282209.75    90.00               17         0.250                   0.016
4675972    140009.35    75.00                          0.250                   0.016
4675973    322031.68    75.00                          0.250                   0.016
4675975    110239.69    80.00                          0.250                   0.016
4675976    140595.53    80.00                          0.250                   0.016
4675978    236872.44    80.00                          0.250                   0.016
4675980     75947.6     65.00                          0.250                   0.016
4675982    479302.97    68.57                          0.250                   0.016
4675983    264660.87    78.64                          0.250                   0.016
4675985    143626.62    80.00                          0.250                   0.016
4675986    223866.17    84.99               17         0.250                   0.016
4675990    103866.9     53.59                          0.250                   0.016
4675993    119334.98    79.67                          0.250                   0.016
4675996    403527.73    90.00               12         0.250                   0.016
4675997    71406.13     65.00                          0.250                   0.016
4675998    351501.5     79.58                          0.250                   0.016
4676001    371486.3     79.15                          0.250                   0.016
4676004    223905.69    95.00               12         0.250                   0.016
4676005     49402.2     62.26                          0.250                   0.016
4676007    129820.47    70.96                          0.250                   0.016
4676009    197719.6     71.15                          0.250                   0.016
4676012    649079.51    75.58                          0.250                   0.016
4676013    52436.16     75.00                          0.250                   0.016
4676018    352071.38    75.00                          0.250                   0.016
4676019     73495.3     80.00                          0.250                   0.016
4676022    125838.75    70.00                          0.250                   0.016
4676023    49613.22     49.95                          0.250                   0.016
4676024    103866.9     80.00                          0.250                   0.016
4676027    94076.35     64.97                          0.250                   0.016
4676028    224704.64    90.00               17         0.250                   0.016
4676030    223734.06    95.00               11         0.250                   0.016
4676034    192433.89    74.12                          0.250                   0.016
4676037    106866.52    53.50                          0.250                   0.016
4676038    265314.16    89.98               17         0.250                   0.016
4676039    299392.07    46.15                          0.250                   0.016
4676040    473307.85    75.08                          0.250                   0.016
4676042    829057.92    69.27                          0.250                   0.016
4676044    260658.97    95.00               6          0.250                   0.016
4676046    129820.47    94.89               17         0.250                   0.016
4676049    760171.97    75.00                          0.250                   0.016
4676059    216707.83    72.09                          0.250                   0.016
4676063    106702.52    54.31                          0.250                   0.016
4676065    255680.65    40.96                          0.250                   0.016
4676068    239212.49    68.57                          0.250                   0.016
4676070    261670.49    80.00                          0.250                   0.016
4676071    319535.31    80.00                          0.250                   0.016
4676073    471395.97    60.90                          0.250                   0.016
4676079    486960.01    57.41                          0.250                   0.016
4676083    248673.13    71.14                          0.250                   0.016
4676084    474310.21    71.43                          0.250                   0.016
4676085    319590.48    67.37                          0.250                   0.016
4676089    274389.32    51.36                          0.250                   0.016
4676093    115847.72    80.00                          0.250                   0.016
4676095    237050.54    67.94                          0.250                   0.016
4676096    459364.78    80.00                          0.250                   0.016
4676097    238464.53    51.40                          0.250                   0.016
4676098    559226.69    80.00                          0.250                   0.016
4676101    94079.07     80.00                          0.250                   0.016
4676104    271642.93    80.00                          0.250                   0.016
4676106    299616.08    80.00                          0.250                   0.016
4676107    264288.91    80.00                          0.250                   0.016
4676109    301403.33    63.58                          0.250                   0.016
4676111    254230.27    76.92                          0.250                   0.016
4676113    411416.55    80.00                          0.250                   0.016
4676116    234665.37    64.00                          0.250                   0.016
4676118    306592.55    80.00                          0.250                   0.016
4676119    624092.39    67.57                          0.250                   0.016
4676123    217892.57    95.00               1          0.250                   0.016
4676125    71501.13     80.00                          0.250                   0.016
4676127    281913.25    94.97               12         0.250                   0.016
4676130    396530.49    72.27                          0.250                   0.016
4676131    219703.77    80.00                          0.250                   0.016
4676132    362459.52    72.60                          0.250                   0.016
4676135    199730.71    72.73                          0.250                   0.016
4676141    32319.71     80.00                          0.250                   0.016
4676143    223720.57    84.85               17         0.250                   0.016
4676146    134831.59    60.27                          0.250                   0.016
4676147    284653.46    72.52                          0.250                   0.016
4676149    232378.65    94.98               12         0.250                   0.016
4676150    71108.87     80.00                          0.250                   0.016
4676153     309054      80.05               1          0.250                   0.016
4676156    213144.8     80.00                          0.250                   0.016
4676159    359306.57    77.42                          0.250                   0.016
4676161    148814.13    43.19                          0.250                   0.016
4676163    264624.71    79.58                          0.250                   0.016
4676165    54896.73     67.90                          0.250                   0.016
4676166    55393.07     70.25                          0.250                   0.016
4676173    119639.05    80.00                          0.250                   0.016
4676175    303368.21    80.00                          0.250                   0.016
4676180    265160.22    94.91               12         0.250                   0.016
4676184    204615.04    80.00                          0.250                   0.016
4676191    256127.5     90.00               12         0.250                   0.016
4676199    649032.18    71.43                          0.250                   0.016
4676200    274174.43    79.14                          0.250                   0.016
4676203    191620.64    80.00                          0.250                   0.016
4676205    269607.9     74.79                          0.250                   0.016
4676206    337496.08    79.91                          0.250                   0.016
4676209    57793.05     78.38                          0.250                   0.016
4676211    126942.23    80.00                          0.250                   0.016
4676212    107716.78    80.00                          0.250                   0.016
4676215    189661.05    71.70                          0.250                   0.016
4676216    249346.38    90.00               13         0.250                   0.016
4676218    434725.62    80.00                          0.250                   0.016
4676220    499360.13    62.03                          0.250                   0.016
4676222    321150.64    80.00                          0.250                   0.016
4676225    132519.06    74.17                          0.250                   0.016
4676228    351475.89    80.00                          0.250                   0.016
4676229    290787.61    80.00                          0.250                   0.016
4676230    311383.55    37.14                          0.250                   0.016
4676231    406474.63    78.33                          0.250                   0.016
4676233    152533.68    65.00                          0.250                   0.016
4676237    340616.94    89.88               13         0.250                   0.016
4676239    237682.76    77.10                          0.250                   0.016
4676240    359502.87    80.00                          0.250                   0.016
4676241    43407.98     38.16                          0.250                   0.016
4676242    398449.02    59.11                          0.250                   0.016
4676246    87822.26     80.00                          0.250                   0.016
4676248    136325.32    75.00                          0.250                   0.016
4676249    246841.02    89.89               11         0.250                   0.016
4676251    103729.99    80.00                          0.250                   0.016
4676252    202819.24    87.34               11         0.250                   0.016
4676254    79889.52     77.67                          0.250                   0.016
4676255    337084.64    80.00                          0.250                   0.016
4676256    247621.42    80.00                          0.250                   0.016
4676257    282618.95    77.53                          0.250                   0.016
4676258    299575.15    65.93                          0.250                   0.016
4676259    472203.28    75.33                          0.250                   0.016
4676260    133828.51    80.00                          0.250                   0.016
4676261    280571.05    70.25                          0.250                   0.016
4676263    286793.27    80.00                          0.250                   0.016
4676264    274180.32    95.00               11         0.250                   0.016
4676266    90849.83     62.76                          0.250                   0.016
4676267    347819.03    58.05                          0.250                   0.016
4676270    44945.27     75.00                          0.250                   0.016
4676271    409433.82    74.55                          0.250                   0.016
4676272    247501.95    80.00                          0.250                   0.016
4676273    157797.79    64.49                          0.250                   0.016
4676274    251643.13    80.00                          0.250                   0.016
4676275    269654.48    71.24                          0.250                   0.016
4676277    97661.48     79.84                          0.250                   0.016
4676278    27898.82     65.00                          0.250                   0.016
4676279    499255.52    66.67                          0.250                   0.016
4676280    419082.22    80.00                          0.250                   0.016
4676282    299530.53    62.50                          0.250                   0.016
4676287    103845.14    74.29                          0.250                   0.016
4676288    355442.89    67.81                          0.250                   0.016
4676291    169787.92    73.91                          0.250                   0.016
4676293    247025.3     74.95                          0.250                   0.016
4676294    327535.49    80.00                          0.250                   0.016
4676296    319558.09    78.05                          0.250                   0.016
4676297    267590.9     67.34                          0.250                   0.016
4676298    437280.98    74.32                          0.250                   0.016
4676299    129820.47    77.38                          0.250                   0.016
4676302    49644.72     58.65                          0.250                   0.016
4676303    343999.74    68.90                          0.250                   0.016
4676306    263905.68    77.82                          0.250                   0.016
4676308    92611.93     80.00                          0.250                   0.016
4676309    120079.7     65.00                          0.250                   0.016
4676310    285643.22    79.44                          0.250                   0.016
4676313    271651.91    74.52                          0.250                   0.016
4676314    148970.89    80.00                          0.250                   0.016
4676315    235497.05    80.00                          0.250                   0.016
4676321    264643.19    48.18                          0.250                   0.016
4676322    98157.23     76.80                          0.250                   0.016
4676323    262924.2     85.00               11         0.250                   0.016
4676324    262767.87    95.00               13         0.250                   0.016
4676325    234159.46    75.16                          0.250                   0.016
4676329    268418.1     80.00                          0.250                   0.016
4676331    293583.64    78.40                          0.250                   0.016
4676333    79355.42     80.00                          0.250                   0.016
4676335    93491.89     80.00                          0.250                   0.016
4676336    431418.33    80.00                          0.250                   0.016
4676338    103789.24    80.00                          0.250                   0.016
4676340     247011      90.00               24         0.250                   0.016
4676341    299344.43    41.38                          0.250                   0.016
4676345    222077.03    80.00                          0.250                   0.016
4676348    285605.06    79.89                          0.250                   0.016
4676349    283617.59    80.00                          0.250                   0.016
4676351    215539.66    79.55                          0.250                   0.016
4676352    243618.15    80.00                          0.250                   0.016
4676353    263451.35    80.00                          0.250                   0.016
4676355    125648.82    74.90                          0.250                   0.016
4676356    175498.27    80.00                          0.250                   0.016
4676358    267196.96    80.00                          0.250                   0.016
4676360    301300.72    80.00                          0.250                   0.016
4676362    399168.73    80.00                          0.250                   0.016
4676363    249627.76    73.53                          0.250                   0.016
4676364    284885.68    90.00               11         0.250                   0.016
4676365    771485.94    75.00                          0.250                   0.016
4676366    87422.48     67.38                          0.250                   0.016
4676367    501633.07    80.00                          0.250                   0.016
4676368    237338.35    70.00                          0.250                   0.016
4676370    250528.67    69.72                          0.250                   0.016
4676371    319274.37    80.00                          0.250                   0.016
4676372    143685.35    80.00                          0.250                   0.016
4676373    239667.74    89.55               12         0.250                   0.016
4676374    277144.87    75.00                          0.250                   0.016
4676377    99792.18     59.52                          0.250                   0.016
4676379    108306.44    63.82                          0.250                   0.016
4676380    345996.83    90.00               6          0.250                   0.016
4676381    238478.47    80.00                          0.250                   0.016
4676382    699126.78    70.00                          0.250                   0.016
4676384    339361.57    80.00                          0.250                   0.016
4676388    268628.53    76.86                          0.250                   0.016
4676390    224673.26    90.00               6          0.250                   0.016
4676392    222559.41    78.94                          0.250                   0.016
4676393    175750.75    78.57                          0.250                   0.016
4676394    228675.69    34.18                          0.250                   0.016
4676396    519263.59    80.00                          0.250                   0.016
4676397    303558.54    78.96                          0.250                   0.016
4676398    76704.19     60.00                          0.250                   0.016
4676400    474360.43    79.83                          0.250                   0.016
4676401    67895.53     78.16                          0.250                   0.016
4676402    258434.04    62.41                          0.250                   0.016
4676403    421122.6     80.00                          0.250                   0.016
4676404    151815.18    80.00                          0.250                   0.016
4676406    137395.12    80.00                          0.250                   0.016
4676407    222085.03    80.00                          0.250                   0.016
4676408    367465.59    80.00                          0.250                   0.016
4676411    229582.54    95.00               6          0.250                   0.016
4676412    294013.52    80.00                          0.250                   0.016
4676413    92886.92     75.00                          0.250                   0.016
4676414    253311.45    80.00                          0.250                   0.016
4676416    258400.02    80.00                          0.250                   0.016
4676418    255646.48    80.00                          0.250                   0.016
4676420    274629.73    69.44                          0.250                   0.016
4676421    599150.31    78.95                          0.250                   0.016
4676422    230672.85    77.00                          0.250                   0.016
4676423    249654.77    76.92                          0.250                   0.016
4676424    344369.88    80.00                          0.250                   0.016
4676425    235848.32    80.00                          0.250                   0.016
4676427     251652      75.00                          0.250                   0.016
4676428    300544.09    73.12                          0.250                   0.016
4676429    449329.97    61.73                          0.250                   0.016
4676430    299312.67    73.17                          0.250                   0.016
4676432    446996.28    80.00                          0.250                   0.016
4676433    74486.11     89.99               11         0.250                   0.016
4676434    284177.67    80.00                          0.250                   0.016
4676435    570781.03    80.00                          0.250                   0.016
4676436    294220.23    74.68                          0.250                   0.016
4676437    547912.33    80.00                          0.250                   0.016
4676438    174764.37    64.81                          0.250                   0.016
4676439    294571.6     79.73                          0.250                   0.016
4676440    471348.21    80.00                          0.250                   0.016
4676442    699008.69    51.85                          0.250                   0.016
4676443    648747.9     48.15                          0.250                   0.016
4676444    231703.1     76.32                          0.250                   0.016
4676445    486792.09    75.00                          0.250                   0.016
4676446    62875.93     80.00                          0.250                   0.016
4676447    411386.55    80.00                          0.250                   0.016
4676450    639159.85    80.00                          0.250                   0.016
4676451    251854.94    79.99                          0.250                   0.016
4676453    159675.79    62.75                          0.250                   0.016
4676454    459364.78    76.67                          0.250                   0.016
4676455    82170.61     17.25                          0.250                   0.016
4676456    279613.34    68.29                          0.250                   0.016
4676457    359477.22    79.57                          0.250                   0.016
4676460    329678.04    79.61                          0.250                   0.016
4676461    403605.84    79.25                          0.250                   0.016
4676465    214264.15    44.16                          0.250                   0.016
4676467    290781.59    77.87                          0.250                   0.016
4676468    271434.74    80.00                          0.250                   0.016
4676469    431340.54    80.00                          0.250                   0.016
4676470    42946.34     79.63                          0.250                   0.016
4676472    363985.26    68.22                          0.250                   0.016
4676473    319546.84    80.00                          0.250                   0.016
4676475    250678.79    89.96               13         0.250                   0.016
4676476    369501.82    78.72                          0.250                   0.016
4676477    305521.14    85.00               11         0.250                   0.016
4676478    292184.86    79.99                          0.250                   0.016
4676484    303393.32    80.00                          0.250                   0.016
4676485    235110.39    79.86                          0.250                   0.016
4676486     280168      90.00               6          0.250                   0.016
4676488    796034.28    75.00                          0.250                   0.016
4676492    211684.36    80.00                          0.250                   0.016
4676493    43946.49     65.87                          0.250                   0.016
4676494    254629.69    85.00               13         0.250                   0.016
4676495    611088.76    80.00                          0.250                   0.016
4676496    259445.93    79.75                          0.250                   0.016
4676497    251006.59    80.00                          0.250                   0.016
4676498    262558.01    79.85                          0.250                   0.016
4676501    334688.32    80.00                          0.250                   0.016
4676502    447131.7     74.94                          0.250                   0.016
4676503    235509.53    43.70                          0.250                   0.016
4676504    139030.74    80.00                          0.250                   0.016
4676506    426431.3     80.00                          0.250                   0.016
4676507    696607.38    75.00                          0.250                   0.016
4676508    649032.21    75.14                          0.250                   0.016
4676509    254011.65    80.00                          0.250                   0.016
4676512    358999.2     77.75                          0.250                   0.016
4676514    111795.01    80.00                          0.250                   0.016
4676518    299344.46    63.16                          0.250                   0.016
4676519    195592.66    80.00                          0.250                   0.016
4676520    107953.43    70.00                          0.250                   0.016
4676521    295601.44    74.00                          0.250                   0.016
4676522    245668.76    74.55                          0.250                   0.016
4676523    255138.18    90.00               6          0.250                   0.016
4676526    897497.99    60.00                          0.250                   0.016
4676533    231671.45    61.07                          0.250                   0.016
4676535    223081.9     78.95                          0.250                   0.016
4676536    347200.71    80.00                          0.250                   0.016
4676537    484942.48    80.00                          0.250                   0.016
4676538    279583.08    80.00                          0.250                   0.016
4676541    239488.55    80.00                          0.250                   0.016
4676542    225687.91    80.00                          0.250                   0.016
4676543    70314.39     80.00                          0.250                   0.016
4676545    372272.06    76.87                          0.250                   0.016
4676546    301160.45    79.47                          0.250                   0.016
4676548    498609.99    82.68               6          0.250                   0.016
4676549    231679.61    80.00                          0.250                   0.016
4676550    280414.32    87.81               12         0.250                   0.016
4676551    227643.19    95.00               13         0.250                   0.016
4676553    283077.88    76.01                          0.250                   0.016
4676554    234683.59    63.69                          0.250                   0.016
4676555    273913.13    61.11                          0.250                   0.016
4676558    147795.61    80.00                          0.250                   0.016
4676559    250054.21    80.00                          0.250                   0.016
4676560    263644.54    80.00                          0.250                   0.016
4676561    282089.76    66.47                          0.250                   0.016
4676562    348717.4     70.00                          0.250                   0.016
4676564    98724.78     70.71                          0.250                   0.016
4676567    287459.21    80.00                          0.250                   0.016
4676568    232527.82    75.16                          0.250                   0.016
4676569    284596.39    95.00               12         0.250                   0.016
4676575    263956.31    63.10                          0.250                   0.016
4676578    238153.66    90.00               13         0.250                   0.016
4676579    271605.01    80.00                          0.250                   0.016
4676580    306557.37    76.81                          0.250                   0.016
4676582    167567.05    53.16                          0.250                   0.016
4676584    280729.98    72.13                          0.250                   0.016
4676585    239332.8     80.00                          0.250                   0.016
4676588    315343.3     80.00                          0.250                   0.016
4676589    323505.4     90.00               12         0.250                   0.016
4676590    455354.24    80.00                          0.250                   0.016
4676591      60017      64.97                          0.250                   0.016
4676592    247293.02    67.03                          0.250                   0.016
4676594    194095.76    80.00                          0.250                   0.016
4676595    563765.41    78.42                          0.250                   0.016
4676598    219688.44    80.00                          0.250                   0.016
4676601    246878.25    80.00                          0.250                   0.016
4676603    309618.48    90.00               13         0.250                   0.016
4676604    406608.68    80.00                          0.250                   0.016
4676605    447396.79    80.00                          0.250                   0.016
4676606    471314.59    78.67                          0.250                   0.016
4676607    299585.73    31.61                          0.250                   0.016
4676608    201328.56    80.00                          0.250                   0.016
4676609    454446.76    70.00                          0.250                   0.016
4676610    295611.43    80.00                          0.250                   0.016
4676612    352013.23    75.00                          0.250                   0.016
4676613    210799.78    65.00                          0.250                   0.016
4676614    219173.33    57.89                          0.250                   0.016
4676616    328034.79    78.21                          0.250                   0.016
4676617    386651.67    80.00                          0.250                   0.016
4676618    219604.09    75.00                          0.250                   0.016
4676619    142213.07    80.00                          0.250                   0.016
4676620    226820.86    80.00                          0.250                   0.016
4676621    252468.14    80.00                          0.250                   0.016
4676623    648543.74    72.22                          0.250                   0.016
4676624    69465.91     80.00                          0.250                   0.016
4676626    411097.53    75.00                          0.250                   0.016
4676629    256089.17    79.99                          0.250                   0.016
4676633    394199.55    60.49                          0.250                   0.016
4676634    319546.84    63.37                          0.250                   0.016
4676636    387863.66    80.00                          0.250                   0.016
4676641    531246.6     80.00                          0.250                   0.016
4676642    274383.89    73.73                          0.250                   0.016
4676643    251615.3     80.00                          0.250                   0.016
4676646    219531.15    80.00                          0.250                   0.016
4676647    259622.45    74.29                          0.250                   0.016
4676648    246972.53    90.00               11         0.250                   0.016
4676650    143748.6     80.00                          0.250                   0.016
4676652    379461.86    80.00                          0.250                   0.016
4676653    295880.39    79.98                          0.250                   0.016
4676654    499360.13    62.50                          0.250                   0.016
4676655    53483.34     80.00                          0.250                   0.016
4676657    127310.16    79.69                          0.250                   0.016
4676658    598721.33    75.00                          0.250                   0.016
4676659    649189.16    76.47                          0.250                   0.016
4676662    406437.96    79.80                          0.250                   0.016
4676663    469367.16    74.96                          0.250                   0.016
4676665    81498.21     77.35                          0.250                   0.016
4676666    258890.79    80.00                          0.250                   0.016
4676667    229824.07    89.99               17         0.250                   0.016
4676668    209552.46    64.62                          0.250                   0.016
4676669    359502.87    80.00                          0.250                   0.016
4676670    587208.29    80.00                          0.250                   0.016
4676671    416438.53    73.42                          0.250                   0.016
4676673    299327.9     51.28                          0.250                   0.016
4676674    557148.2     66.43                          0.250                   0.016
4676675    873035.88    68.36                          0.250                   0.016
4676676    538848.47    74.48                          0.250                   0.016
4676677    439163.71    80.00                          0.250                   0.016
4676679    459380.64    59.35                          0.250                   0.016
4676683    169664.11    75.56                          0.250                   0.016
4676684    115847.72    80.00                          0.250                   0.016
4676685    315574.52    80.00                          0.250                   0.016
4676686    359288.74    90.00               17         0.250                   0.016
4676687    291408.28    80.00                          0.250                   0.016
4676689    235509.54    80.00                          0.250                   0.016
4676690    582786.34    79.89                          0.250                   0.016
4676691    748910.89    75.00                          0.250                   0.016
4676692    239349.38    60.00                          0.250                   0.016
4676694    233684.93    90.00               13         0.250                   0.016
4676695    387422.28    80.00                          0.250                   0.016
4676696    325031.15    80.00                          0.250                   0.016
4676697    260920.54    79.99                          0.250                   0.016
4676699    105306.06    75.00                          0.250                   0.016
4676701    320259.89    58.90                          0.250                   0.016
4676702    315326.55    76.14                          0.250                   0.016
4676703    219680.52    80.00                          0.250                   0.016
4676704    255232.89    80.00                          0.250                   0.016
4676705    326712.82    80.00                          0.250                   0.016
4676707    359306.57    80.00                          0.250                   0.016
4676708    227651.95    80.00                          0.250                   0.016
4676709    246641.3     95.00               11         0.250                   0.016
4676710    490605.13    73.32                          0.250                   0.016
4676711    272672.93    79.14                          0.250                   0.016
4676713    355508.39    80.00                          0.250                   0.016
4676715    426193.73    89.89               13         0.250                   0.016
4676716    289266.32    79.89                          0.250                   0.016
4676717    299144.01    61.73                          0.250                   0.016
4676719    282589.04    69.02                          0.250                   0.016
4676720    429790.49    80.00                          0.250                   0.016
4676723    284575.64    77.34                          0.250                   0.016
4676724    310791.46    80.00                          0.250                   0.016
4676730    243387.07    75.00                          0.250                   0.016
4676732    226878.25    80.00                          0.250                   0.016
4676733    132911.5     76.06                          0.250                   0.016
4676736    289557.31    76.22                          0.250                   0.016
4676737    988667.03    52.80                          0.250                   0.016
4676738    481716.84    80.00                          0.250                   0.016
4676739    375198.68    80.00                          0.250                   0.016
4676742    419342.72    75.00                          0.250                   0.016
4676746    334525.57    70.53                          0.250                   0.016
4676749    407407.52    65.54                          0.250                   0.016
4676750    142103.82    59.38                          0.250                   0.016
4676751    249468.59    95.00               13         0.250                   0.016
4676752    370669.03    90.00               1          0.250                   0.016
4676753    299407.25    75.00                          0.250                   0.016
4676754    339238.27    80.00                          0.250                   0.016
4676756     99851.1     56.50                          0.250                   0.016
4676757    227366.15    80.00                          0.250                   0.016
4676759    133189.57    80.00                          0.250                   0.016
4676760    71903.04     8.00                           0.250                   0.016
4676761    454446.76    77.12                          0.250                   0.016
4676764    299553.33    80.00                          0.250                   0.016
4676765    99865.35     34.48                          0.250                   0.016
4676766    399461.43    55.17                          0.250                   0.016
4676767    292064.48    90.00               12         0.250                   0.016
4676768    823801.98    75.00                          0.250                   0.016
4676769    830729.93    55.47                          0.250                   0.016
4676772    299553.31    58.25                          0.250                   0.016
4676773    299564.36    70.26                          0.250                   0.016
4676774    599171.45    73.62                          0.250                   0.016
4676776    227185.83    58.33                          0.250                   0.016
4676777    227193.86    95.00               11         0.250                   0.016
4676778    164657.09    65.61                          0.250                   0.016
4676779    262146.55    76.09                          0.250                   0.016
4676780    275646.79    64.94                          0.250                   0.016
4676782    417437.19    76.00                          0.250                   0.016
4676783    333553.06    80.00                          0.250                   0.016
4676786    514288.83    78.03                          0.250                   0.016
4676787    261820.81    80.00                          0.250                   0.016
4676788    549240.49    62.50                          0.250                   0.016
4676792    461511.82    79.69                          0.250                   0.016
4676795    607094.72    80.00                          0.250                   0.016
4676798    263626.14    80.00                          0.250                   0.016
4676800    339506.27    80.00                          0.250                   0.016
4676801    299203.83    89.98               13         0.250                   0.016
4676802    547262.15    80.00                          0.250                   0.016
4676803    519513.25    80.00                          0.250                   0.016
4676807    692791.99    75.00                          0.250                   0.016
4676809    315517.61    80.00                          0.250                   0.016
4676810    456835.64    75.00                          0.250                   0.016
4676814    349491.75    46.05                          0.250                   0.016
4676816    499326.77    73.53                          0.250                   0.016
4676817    346470.28    71.55                          0.250                   0.016
4676819    624144.42    62.50                          0.250                   0.016
4676976    998653.56    74.07                          0.250                   0.016
4676977    998653.56    65.79                          0.250                   0.016
4676982    997219.98    74.07                          0.250                   0.016
4676984    997921.85    6.90                           0.250                   0.016
4676989    998547.86    45.45                          0.250                   0.016
4676990    997921.82    62.50                          0.250                   0.016
4677240    288196.54    85.00               13         0.250                   0.016
4677246    399419.14    75.97                          0.250                   0.016
4677248    488981.67    71.53                          0.250                   0.016
4677257    188758.13    70.00                          0.250                   0.016
4677259    499291.92    71.43                          0.250                   0.016
4677260    112359.65    75.00                          0.250                   0.016
4677263    449362.73    63.16                          0.250                   0.016
4677265    272991.17    85.00               13         0.250                   0.016
4677268    37550.64     80.00                          0.250                   0.016
4677270    232318.3     66.88                          0.250                   0.016
4677279    314321.76    64.29                          0.250                   0.016
4677281    275405.74    55.20                          0.250                   0.016
4677283    486873.71    69.84                          0.250                   0.016
4677284    364760.13    76.20                          0.250                   0.016
4678833     259116      89.66               17         0.250                   0.016
4680138    78244.38     80.00                          0.250                   0.016
4680160    351211.37    80.00                          0.250                   0.016
4680986    75892.36     80.00                          0.250                   0.016
4682123    73006.44     74.97                          0.250                   0.016
4683515    191642.07    80.00                          0.250                   0.016

         $426,213,159.74

                                  EXHIBIT F-3


NASCOR
NMI / 1998-01  Exhibit F-3 (Part A)
20 & 30 YEAR FIXED RATE NON RELOCATION LOANS




                                                                          NET
MORTGAGE                                                    MORTGAGE   MORTGAGE    CURRENT    ORIGINAL  SCHEDULED
LOAN                                       ZIP    PROPERTY  INTEREST   INTEREST    MONTHLY    TERM TO   MATURITY
NUMBER      CITY                 STATE    CODE     TYPE       RATE       RATE      PAYMENT    MATURITY    DATE
------      ----                 -----    ----     ----       ----       ----      -------    --------    ----
4673886     MUTTONTOWN             NY     11791     SFD      7.875      7.1401    $4,712.96     360     1-Oct-27
4673905     YAPHANK                NY     11980     LCO       8.25      7.2263     $431.23      360     1-Nov-27
4673907     KATONAH                NY     10536     SFD      7.625      7.0826    $1,761.00     360     1-Oct-27
4673914     BEDFORD HILLS          NY     10507     SFD       8.25      7.2263    $1,765.48     360     1-Nov-27
4673917     MAHWAH                 NJ     7430      SFD       8.25      7.2263    $1,577.66     360     1-Nov-27
4673922     SANTA BARBARA          CA     93110     SFD       7.75      7.1113    $4,656.68     360     1-Aug-27
4673923     MONTVALE               NJ     7645      SFD       7.75      7.1113    $1,970.14     360     1-Nov-27
4673928     BROOKLYN               NY     11217     MF2      8.125      7.1976    $3,758.90     360     1-Nov-27
4673934     NORTHPORT              NY     11768     SFD       7.5       7.0538    $1,048.83     360     1-Nov-27
4673948     JERICHO                NY     11753     SFD      7.875      7.1401    $1,763.37     360     1-Nov-27
4673953     CHESTNUT RIDGE         NY     10977     SFD      7.875      7.1401    $1,827.18     360     1-Nov-27
4673954     ALPINE                 UT     84004     SFD       7.5       7.0538    $4,789.62     360     1-Nov-27
4673982     SEARINGTOWN            NY     11507     SFD       7.5       7.0538    $3,775.76     360     1-Oct-27
4674006     CORAL SPRINGS          FL     33065     SFD        8        7.1688    $1,812.40     360     1-Oct-27
4674009     MONTVILLE              NJ     7045      SFD        8        7.1688    $2,384.74     360     1-Aug-27
4674010     MAIMI BEACH            FL     33140     SFD       7.75      7.1113    $1,973.72     360     1-Nov-27
4674013     LAS VEGAS              NV     89117     SFD        8        7.1688    $2,083.52     360     1-Nov-27
4674020     POWAY                  CA     92064     SFD      7.875      7.1401    $1,848.93     360     1-Nov-27
4674021     RANDOLPH               NJ     7869      SFD      7.375      7.0251    $1,602.32     360     1-Aug-27
4674028     PALISADES PARK         NJ     7650      MF2       8.25      7.2263    $2,178.67     360     1-Aug-27
4674029     DOYLESTOWN             PA     18901     SFD      7.625      7.0826    $1,638.54     360     1-Nov-27
4674034     AUDUBON                PA     19403     SFD        8        7.1688    $2,223.31     360     1-Aug-27
4674036     GREAT NECK             NY     11021     SFD      8.125      7.1976    $2,672.99     360     1-Jun-27
4674041     HARRISON               NY     10528     SFD      8.125      7.1976    $3,705.07     360     1-Oct-27
4674047     WHITE PLAINS           NY     10603     SFD      8.125      7.1976    $3,712.49     360     1-Oct-27
4674053     STONY POINT            NY     10980     SFD      8.375      7.2551    $2,216.75     360     1-Aug-27
4674072     NEW YORK               NY     10024     HCO      7.875      7.1401    $2,537.74     360     1-Oct-27
4674077     MIDDLETOWN             NJ     7748      SFD      8.375      7.2551    $2,189.01     360     1-Nov-27
4674082     OSSINING               NY     10562     SFD       8.5       7.2838    $1,076.48     360     1-Nov-27
4674087     WALL TOWNSHIP          NJ     8736      SFD      8.125      7.1976    $2,375.99     360     1-Oct-27
4674090     BERLIN                 NJ     8009      SFD       8.25      7.2263     $580.36      360     1-Oct-27
4674092     MONTAUK                NY     11954     SFD       8.25      7.2263    $3,098.97     360     1-Nov-27
4674094     IRVINGTON              NY     10533     SFD      7.875      7.1401    $1,783.67     360     1-Nov-27
4674099     RIVER EDGE             NJ     7661      SFD       8.25      7.2263    $1,863.14     360     1-Oct-27
4674104     WEST NYACK             NY     10994     SFD      8.125      7.1976    $1,781.25     360     1-Oct-27
4674148     SMITHTOWN              NY     11787     SFD        8        7.1688    $2,201.29     360     1-Aug-27
4674155     STAMFORD               CT     6902      SFD      8.125      7.1976    $2,539.34     360     1-Sep-27
4674158     PHOENIX                AZ     85310     SFD      8.375      7.2551    $2,151.01     360     1-Oct-27
4674165     STONINGTON             CT     6378      SFD      7.375      7.0251    $2,624.57     360     1-Oct-27
4674169     NEW YORK               NY     10001     HCO       7.75      7.1113    $2,865.65     360     1-Aug-27
4674170     WEST MILFORD           NJ     7421      SFD       8.75      7.3413    $1,838.91     360     1-Oct-27
4674176     WEST WINDSOR           NJ     8550      SFD       7.75      7.1113    $2,206.55     360     1-Oct-27
4674183     TUXEDO                 NY     10987     SFD      7.875      7.1401    $1,867.79     360     1-Oct-27
4674184     CAMARILLO              CA     93010     SFD       8.25      7.2263    $1,791.77     360     1-Nov-27
4674188     HILLSBOROUGH           NJ     8502      SFD       8.25      7.2263    $1,877.42     360     1-Sep-27
4674191     NORWALK                CT     6850      SFD      8.125      7.1976    $1,893.37     360     1-Sep-27
4674197     RANDOLPH               NJ     7869      SFD      7.875      7.1401    $2,087.47     360     1-Oct-27
4674202     KINNELON               NJ     7405      SFD        8        7.1688    $1,819.74     360     1-Oct-27
4674208     CHATHAM                NJ     7928      SFD      7.875      7.1401    $1,812.67     360     1-Sep-27
4674217     RUMSON                 NJ     7760      SFD       8.25      7.2263    $2,366.49     360     1-Oct-27
4674220     WALLINGFORD            CT     6492      SFD       8.5       7.2838     $609.75      360     1-Oct-27
4674222     WESTPORT               CT     6880      SFD      7.875      7.1401    $2,088.20     360     1-Oct-27
4674223     MOORESTOWN             NJ     8057      SFD       8.25      7.2263    $3,822.45     360     1-Nov-27
4674225     FAIRFIELD              CT     6432      SFD       8.25      7.2263    $1,051.78     360     1-Nov-27
4674228     SEA GIRT               NJ     8750      SFD       7.5       7.0538    $2,622.05     360     1-Nov-27
4674231     LIDO BEACH             NY     11561     SFD       8.75      7.3413    $1,180.05     360     1-Oct-27
4674234     MOORESTOWN             NJ     8057      SFD      7.875      7.1401    $1,631.41     360     1-Oct-27
4674236     TORRINGTON             CT     6790      SFD       8.5       7.2838     $307.57      360     1-Oct-27
4674238     BROOKLYN               NY     11209     SFD      7.875      7.1401    $1,624.16     360     1-Sep-27
4674240     STATEN ISLAND          NY     10321     SFD       7.75      7.1113    $2,471.63     360     1-Oct-27
4674244     BERKELEY HEIGHTS       NJ     7922      SFD      7.375      7.0251    $1,795.76     360     1-Nov-27
4674247     DARIEN                 CT     6820      SFD      8.125      7.1976    $4,083.74     360     1-Nov-27
4674250     CLINTON                NJ     8809      SFD      8.375      7.2551    $2,059.80     360     1-Oct-27
4674252     ARMONK                 NY     10504     SFD      7.875      7.1401    $2,175.21     360     1-Nov-27
4674256     SPARTA                 NJ     7871      SFD      7.625      7.0826    $2,123.38     360     1-Nov-27
4674258     FAIRFIELD              CT     6430      SFD       7.5       7.0538    $2,226.30     360     1-Nov-27
4674261     PORT WASHINGTON        NY     11050     SFD        8        7.1688    $3,301.95     360     1-Nov-27
4674262     WOODBURY               NY     11797     SFD       7.5       7.0538    $2,908.74     360     1-Nov-27
4674264     PORT WASHINGTON        NY     11050     SFD       8.75      7.3413    $1,523.05     360     1-Oct-27
4674266     MONROE                 CT     6468      SFD        8        7.1688    $1,847.25     360     1-Oct-27
4674267     NEW CANAAN             CT     6840      SFD      7.375      7.0251    $3,805.62     360     1-Oct-27
4674270     FOREST HILLS           NY     11375     MF2       7.75      7.1113    $2,951.62     360     1-Nov-27
4674272     RYE                    NY     10580     SFD      7.875      7.1401    $2,265.85     360     1-Nov-27
4674274     NORWALK                CT     6851      LCO       8.5       7.2838     $484.80      360     1-Nov-27
4674275     GREEN                  NJ     7821      SFD       7.5       7.0538    $2,233.10     240     1-Sep-17
4674277     WATCHUNG               NJ     7060      SFD       8.25      7.2263    $4,085.01     360     1-Nov-27
4674278     PARAMUS                NJ     7022      SFD       8.5       7.2838    $2,114.52     360     1-Oct-27
4674279     LYNBROOK               NY     11563     SFD      8.125      7.1976    $1,262.25     360     1-Nov-27
4674285     NEW YORK               NY     10012     LCO       7.5       7.0538    $2,153.59     360     1-Nov-27
4674288     LONG BRANCH            NJ     7740      SFD      7.875      7.1401     $543.80      360     1-Nov-27
4674289     MANALAPAN              NJ     7726      SFD       7.5       7.0538    $1,706.08     360     1-Oct-27
4674292     EDISON                 NJ     8820      SFD       7.75      7.1113    $2,127.74     360     1-Nov-27
4674293     NEW YORK               NY     10021     HCO       8.5       7.2838    $3,457.04     360     1-Oct-27
4674296     MOORESTOWN             NJ     8057      SFD      7.875      7.1401    $2,175.21     360     1-Nov-27
4674300     OAKRIDGE               OR     97463     SFD      7.875      7.1401     $413.29      360     1-Nov-27
4674303     SCARSDALE              NY     10583     SFD      8.125      7.1976    $3,415.49     360     1-Oct-27
4674309     LAWRENCE               NY     11559     SFD        8        7.1688    $1,966.49     360     1-Oct-27
4674310     WEST HAVEN             CT     6516      SFD      8.375      7.2551     $503.93      360     1-Nov-27
4674311     BROOKLYN               NY     11223     MF2      8.375      7.2551    $2,293.52     360     1-Sep-27
4674318     TRUMBULL               CT     6611      SFD       7.75      7.1113    $2,385.66     360     1-Nov-27
4674319     EDISON                 NJ     8820      SFD        8        7.1688    $2,406.75     360     1-Oct-27
4674320     TEANECK                NJ     7666      SFD       8.5       7.2838    $2,219.85     360     1-Oct-27
4674324     FARMINGTON             CT     6032      SFD       7.75      7.1113    $1,988.05     360     1-Nov-27
4674325     MONTGOMERY             NJ     8502      SFD      7.875      7.1401    $1,805.42     360     1-Oct-27
4674327     WEST NYACK             NY     10994     SFD      7.375      7.0251    $1,554.02     360     1-Sep-27
4674328     FREEHOLD               NJ     7728      SFD      8.625      7.3126    $1,946.03     360     1-Sep-27
4674330     OLD LYME               CT     6371      SFD      7.375      7.0251    $1,844.11     360     1-Nov-27
4674331     OSSINING               NY     10562     SFD       7.5       7.0538    $1,762.03     360     1-Nov-27
4674333     LARCHMONT              NY     10538     SFD       7.5       7.0538    $2,478.02     360     1-Nov-27
4674335     NEW CITY               NY     10956     SFD        8        7.1688    $1,907.79     360     1-Oct-27
4674336     UPPER SADDLE RIVER     NJ     7458      SFD      8.125      7.1976    $2,435.39     360     1-Nov-27
4674340     DARIEN                 CT     6820      SFD       7.75      7.1113    $3,135.02     360     1-Nov-27
4674350     IRVINGTON              NY     10533     SFD       7.75      7.1113    $3,089.17     360     1-Oct-27
4674353     HIGHLAND MILLS         NY     10930     SFD       7.75      7.1113    $1,792.47     360     1-Nov-27
4674356     PRINCETON JUNCTION     NJ     8550      SFD       7.5       7.0538    $1,555.05     360     1-Nov-27
4674358     MANHASSET HILLS        NY     11040     SFD       7.75      7.1113    $2,536.10     360     1-Nov-27
4674363     MAPLEWOOD              NJ     7040      SFD       7.75      7.1113    $1,637.72     360     1-Nov-27
4674364     MANASSAS               VA     20112     SFD      7.625      7.0826    $1,821.86     360     1-Nov-27
4674365     BRONX                  NY     10471     SFD      7.625      7.0826    $3,538.62     360     1-Nov-27
4674366     GLEN COVE              NY     11542     PUD       7.75      7.1113    $1,647.75     360     1-Nov-27
4674368     MARLTON                NJ     8053      SFD      7.875      7.1401    $1,486.39     360     1-Nov-27
4674369     NORWALK                CT     6850      SFD      7.625      7.0826    $1,769.49     360     1-Oct-27
4674373     RYE                    NY     10580     SFD        8        7.1688    $3,580.78     360     1-Nov-27
4674375     GREAT NECK             NY     11023     SFD      8.125      7.1976    $3,875.84     360     1-Nov-27
4674377     STANFORDVILLE          NY     12581     SFD       8.75      7.3413    $2,301.10     360     1-Jun-27
4674378     BAYSIDE                NY     11364     SFD       8.5       7.2838    $1,789.65     360     1-Nov-27
4674379     FAIR HAVEN             NJ     7704      SFD        8        7.1688    $1,643.63     360     1-Oct-27
4674383     FIRE ISLAND PINES      NY     11782     SFD      7.875      7.1401    $2,146.21     360     1-Nov-27
4674385     FRANKLIN LAKES         NJ     7417      SFD      8.125      7.1976    $2,318.82     360     1-Nov-27
4674386     MONTVILLE              NJ     7045      SFD       7.75      7.1113    $1,153.43     360     1-Nov-27
4674390     IRVINGTON              NY     10533     LCO      7.875      7.1401    $1,495.46     360     1-Nov-27
4674392     BERKELEY HEIGHTS       NJ     7922      SFD       7.75      7.1113    $1,662.08     360     1-Nov-27
4674395     STONE HARBOR           NJ     8247      SFD       7.5       7.0538    $2,447.26     360     1-Nov-27
4674402     WAPPINGERS FALLS       NY     12590     SFD      7.875      7.1401    $1,769.17     360     1-Nov-27
4674405     WESTBURY               NY     11590     SFD       7.75      7.1113    $1,621.60     360     1-Nov-27
4674409     SARATOGA SPRINGS       NY     12866     SFD       8.75      7.3413    $1,552.95     360     1-Nov-27
4674410     MORRIS TOWNSHIP        NJ     7960      SFD      7.875      7.1401    $2,175.21     360     1-Oct-27
4674411     BROOKLYN               NY     11217     THS       7.75      7.1113    $1,977.30     360     1-Nov-27
4674414     ACCORD                 NY     12404     SFD      8.375      7.2551     $608.06      360     1-Nov-27
4674416     ROSLYN                 NY     11577     SFD      7.875      7.1401    $2,088.20     360     1-Nov-27
4674418     ROCKVILLE CENTRE       NY     11570     SFD      7.625      7.0826    $2,689.62     360     1-Nov-27
4674421     STEWART MANOR          NY     11530     SFD       7.75      7.1113    $1,576.11     360     1-Aug-27
4674422     WOODSTOCK              NY     12498     SFD      8.125      7.1976     $556.88      360     1-Nov-27
4674423     OSSINING               NY     10562     SFD       7.5       7.0538    $1,566.25     360     1-Nov-27
4674428     GREAT NECK             NY     11021     SFD        8        7.1688    $1,849.09     360     1-Nov-27
4674429     NEW YORK               NY     10028     COP      7.625      7.0826    $2,194.17     360     1-Oct-27
4674432     WOODSTOCK              NY     12498     SFD      8.125      7.1976     $668.25      360     1-Nov-27
4674440     ROCHESTER              NY     14618     SFD      8.125      7.1976     $593.63      360     1-Nov-27
4674441     MILLER PLACE           NY     11764     SFD       8.5       7.2838     $745.85      360     1-Nov-27
4674442     SCARSDALE              NY     10583     SFD      7.875      7.1401    $2,842.28     360     1-Nov-27
4674444     NEW ROCHELLE           NY     10804     SFD      7.875      7.1401    $1,631.41     360     1-Nov-27
4674447     MONTEBELLO             NY     10901     SFD       7.5       7.0538    $1,706.09     360     1-Nov-27
4674448     BYRAM TOWNSHIP         NJ     7871      SFD        8        7.1688    $1,922.47     360     1-Sep-27
4674450     MENDHAM                NJ     7945      SFD      7.375      7.0251    $2,759.25     360     1-Sep-27
4674456     OYSTER BAY COVE        NY     11791     SFD      7.875      7.1401    $4,408.43     360     1-Nov-27
4674458     CALICOON               NY     12723     LCO       8.25      7.2263     $591.63      360     1-Nov-27
4674462     GREAT NECK ESTATES     NY     11021     SFD      7.375      7.0251    $2,681.21     360     1-Sep-27
4674466     DIX HILLS              NY     11746     SFD        8        7.1688    $2,171.95     360     1-Nov-27
4674468     NORTH CALDWELL         NJ     7006      SFD       7.75      7.1113    $1,970.14     360     1-Nov-27
4674469     CHAPPAQUA              NY     10514     SFD       7.75      7.1113    $1,919.99     360     1-Nov-27
4674470     FOREST HILLS           NY     11375     COP       9.25      7.4563     $534.74      360     1-Aug-27
4674472     BRONX                  NY     10467     MF2       7.5       7.0538    $1,727.06     360     1-Aug-27
4674473     TULSA                  OK     74105     SFD        8        7.1688    $2,047.20     360     1-Nov-27
4674475     RUTHERFORD             NJ     7070      SFD      8.375      7.2551    $1,725.37     360     1-Aug-27
4674476     LAWRENCEVILLE          NJ     8648      SFD      7.375      7.0251    $1,664.53     360     1-Nov-27
4674483     GLEN HEAD              NY     11545     SFD       7.5       7.0538    $1,783.00     360     1-Nov-27
4674484     WHITE PLAINS           NY     10604     SFD       7.75      7.1113    $1,805.36     360     1-Nov-27
4674486     PARAMUS                NJ     7652      SFD      8.375      7.2551    $2,128.21     360     1-Nov-27
4674490     TITUSVILLE             NJ     8560      SFD        8        7.1688    $2,104.44     360     1-Nov-27
4674491     STAMFORD               CT     6903      SFD        8        7.1688    $3,852.27     360     1-Sep-27
4674504     PENNINGTON BORO        NJ     8534      SFD      8.625      7.3126    $2,488.93     360     1-Nov-27
4674512     OCEAN TWPRK            NJ     7712      SFD      7.625      7.0826    $1,868.58     360     1-Nov-27
4674513     READINGTON             NJ     8889      SFD      7.375      7.0251    $1,693.54     360     1-Oct-27
4674520     NEW YORK               NY     10028     COP        8        7.1688    $2,751.62     360     1-Oct-27
4674523     JERSEY CITY            NJ     7302      HCO        8        7.1688    $1,783.05     360     1-Nov-27
4674526     WEST WINDSOR TOWNSH  IP NJ   8550 NJ  SFD NJ    8.625 NJ    7.3126    $2,555.04     360     1-Nov-27
4674535     LIVINGSTON             NJ     7039      SFD       8.25      7.2263    $1,667.82     360     1-Nov-27
4674543     KINNELON               NJ     7405      SFD      7.875      7.1401    $2,146.21     360     1-Nov-27
4674551     WAYNE                  NJ     7470      PUD      7.125       6.859     $680.46      360     1-Nov-27
4674556     RIDGEWOOD              NJ     7450      SFD       7.75      7.1113    $6,931.29     360     1-Nov-27
4674559     FREEHOLD               NJ     7728      SFD       8.25      7.2263    $1,352.28     360     1-Nov-27
4674564     NEW YORK               NY     10023     HCO        7         6.734    $2,661.21     360     1-Sep-27
4674567     HOPEWELL TOWNSHIP      NJ     8534      SFD       8.25      7.2263    $1,990.86     360     1-Nov-27
4674571     NEW YORK               NY     10128     COP      8.375      7.2551    $1,854.58     360     1-Sep-27
4674576     FLORHAM PARK           NJ     7932      SFD      7.875      7.1401    $1,812.68     360     1-Nov-27
4674579     NEW YORK               NY     10128     COP      8.375      7.2551    $1,010.90     360     1-Nov-27
4674583     NEW YORK               NY     10038     HCO      8.125      7.1976     $961.54      360     1-Oct-27
4674584     BROOKLYN               NY     11235     COP       7.75      7.1113     $501.49      360     1-Nov-27
4674585     WEST MILFORD           NJ     7480      SFD        8        7.1688    $1,643.64     360     1-Nov-27
4674588     CORTLANDT              NY     10562     SFD       7.75      7.1113    $1,611.93     360     1-Nov-27
4674591     NEW YORK               NY     10012     COP      8.625      7.3126    $1,477.81     360     1-Oct-27
4674593     WEST HARRISON          NY     10604     SFD      7.875      7.1401    $4,321.42     360     1-Nov-27
4674597     MONTAGUE               NJ     7827      SFD      8.125      7.1976     $712.80      360     1-Nov-27
4674598     GREAT RIVER            NY     11739     SFD       7.5       7.0538    $1,773.21     360     1-Nov-27
4674603     WASHINGTON TWP         NJ     7853      SFD      7.875      7.1401    $3,625.35     360     1-Nov-27
4674605     ENGLEWOOD              NJ     7670      SFD       7.25       6.984    $3,410.89     360     1-Nov-27
4674607     LIVINGSTON             NJ     7039      SFD       7.75      7.1113    $2,005.96     360     1-Oct-27
4674611     NEW YORK               NY     10011     COP       8.5       7.2838     $995.75      360     1-Nov-27
4674614     FORT LEE               NJ     7024      SFD       7.75      7.1113    $3,381.47     360     1-Nov-27
4674616     SOUTHAMPTON            NY     11968     COP       8.75      7.3413    $1,101.39     360     1-Nov-27
4674619     NEW ROCHELLE           NY     10804     SFD        8        7.1688    $2,450.04     360     1-Sep-27
4674620     NEW YORK               NY     10001     COP       8.25      7.2263    $3,615.48     360     1-Nov-27
4674624     MONTVALE               NJ     7645      SFD       7.5       7.0538    $1,713.08     360     1-Nov-27
4674625     NEW YORK               NY     10003     COP       8.5       7.2838    $1,480.16     360     1-Oct-27
4674630     FLORAL PARK            NY     11005     COP       8.5       7.2838    $3,248.66     360     1-Oct-27
4674631     NEW YORK               NY     10019     COP      8.125      7.1976     $712.80      360     1-Nov-27
4674632     LOCH ARBOR             NJ     7755      SFD      8.125      7.1976     $965.25      360     1-Nov-27
4674637     NEW YORK               NY     10025     COP      7.625      7.0826    $2,052.61     360     1-Nov-27
4674638     SOUTH SALEM            NY     10590     SFD       7.5       7.0538    $2,010.25     360     1-Oct-27
4674643     BROOKLYN               NY     11201     COP       8.25      7.2263    $2,479.94     360     1-Nov-27
4674647     STATEN ISLAND          NY     10312     PUD        8        7.1688     $598.02      360     1-Nov-27
4674648     GLEN HEAD              NY     11545     SFD       7.25       6.984    $2,899.25     360     1-Nov-27
4674650     LARCHMONT              NY     10538     SFD       7.75      7.1113    $3,761.17     360     1-Nov-27
4674652     NEW YORK               NY     10023     COP      8.375      7.2551     $851.29      360     1-Nov-27
4674655     WOODBURY               NY     11797     SFD       7.75      7.1113    $2,149.24     360     1-Nov-27
4674657     NEW YORK               NY     10024     COP      8.375      7.2551    $2,764.77     360     1-Nov-27
4674659     SAG HARBOR             NY     11963     SFD      8.375      7.2551    $1,786.17     360     1-Nov-27
4674660     NEW YORK               NY     10021     COP      8.625      7.3126    $1,045.35     360     1-Nov-27
4674668     BROOKLYN               NY     11201     COP       8.5       7.2838     $361.39      360     1-Nov-27
4674672     NEW YORK               NY     10024     COP      8.375      7.2551    $1,042.82     360     1-Nov-27
4674674     NEW YORK               NY     10024     COP        8        7.1688    $3,316.62     360     1-Nov-27
4674682     NEW YORK               NY     10025     COP      8.375      7.2551    $1,862.18     360     1-Nov-27
4674683     NEW YORK               NY     10028     COP      7.875      7.1401    $1,620.54     360     1-Nov-27
4674686     BROOKLYN               NY     11230     SFD       7.75      7.1113    $1,619.10     360     1-Nov-27
4674689     NEW YORK               NY     10128     COP      7.875      7.1401    $2,800.59     360     1-Nov-27
4674691     COLTS NECK             NJ     7722      SFD      7.125       6.859    $2,998.05     360     1-Sep-27
4674696     AVALON                 NJ     8202      SFD        7         6.734    $4,307.83     360     1-Nov-27
4674702     GREAT NECK             NY     11021     SFD       7.25       6.984    $1,841.88     360     1-Nov-27
4674704     MOORESTOWN             NJ     8057      SFD       7.25       6.984    $3,786.08     360     1-Nov-27
4674706     CHADDS FORD            PA     19317     PUD       7.75      7.1113    $1,599.39     360     1-Nov-27
4674710     MUNSON TOWNSHIP        OH     44024     SFD       7.25       6.984    $2,132.14     360     1-Nov-27
4675149     REDWOOD CITY           CA     94062     SFD       7.25       6.984    $2,154.99     360     1-Sep-27
4675167     CHESTERFIELD TOWNSH  IP NJ   8620 NJ  SFD NJ    7.875 NJ    7.1401    $1,957.69     360     1-Nov-27
4675173     RANDOLPH               NJ     7869      SFD        8        7.1688    $1,790.39     360     1-Nov-27
4675175     PORT WASHINGTON        NY     11050     SFD      7.875      7.1401    $1,712.98     360     1-Nov-27
4675180     WATER MILL             NY     11976     SFD      7.625      7.0826    $1,946.43     360     1-Nov-27
4675189     SADDLE RIVER           NJ     7458      SFD      7.875      7.1401    $5,438.03     360     1-Nov-27
4675196     CLIFTON                VA     20124     SFD       7.75      7.1113    $1,735.51     360     1-Nov-27
4677294     NEW YORK               NY     10014     HCO       7.63      7.0837    $1,635.80     360     1-Nov-27
4677296     NEW YORK               NY     10016     HCO        8        7.1688    $2,410.42     360     1-Nov-27
4677298     WAYNE                  NJ     7470      HCO       8.5       7.2838    $1,199.51     360     1-Nov-27
4677302     VERO BEACH             FL     32963     LCO      8.125      7.1976    $1,763.43     360     1-Nov-27
4677306     NEW YORK               NY     10001     HCO       8.5       7.2838    $3,498.56     360     1-Nov-27
4677309     NEW YORK               NY     10023     HCO        8        7.1688    $1,834.42     360     1-Nov-27
4677310     NEW YORK               LA     10011     HCO      7.875      7.1401    $2,675.51     360     1-Nov-27
4677312     NEW YORK               NY     10019     LCO      7.875      7.1401    $1,803.25     360     1-Nov-27
4683352     GREENWICH              CT     6830      LCO       7.25       6.984    $2,090.88     360     1-Nov-27



COUNT:   237
WAC:       7.890810623
WAM:     356.9337185
WALTV:    75.68450621

            CUT-OFF
MORTGAGE     DATE                       MORTGAGE                 T.O.P.     MASTER
LOAN       PRINCIPAL                   INSURANCE    SERVICE     MORTGAGE   SERVICE
NUMBER      BALANCE     LTV   SUBSIDY     CODE        FEE         LOAN       FEE
------      -------     ---   -------     ----        ---         ----       ---
4673886   $648,649.17  74.71                         0.250                  0.016
4673905   $57,326.54     70                          0.250                  0.016
4673907   $248,256.31    80                          0.250                  0.016
4673914   $234,699.25  69.12                         0.250                  0.016
4673917   $209,731.26  71.19                         0.250                  0.016
4673922   $647,676.36  79.75                         0.250                  0.016
4673923   $274,610.55  89.29               1         0.250                  0.016
4673928   $505,585.42    75                          0.250                  0.016
4673934   $149,676.02  68.18                         0.250                  0.016
4673948   $242,864.16    80                          0.250                  0.016
4673953   $251,652.00    90                33        0.250                  0.016
4673954   $683,980.08  79.65                         0.250                  0.016
4673982   $538,790.19    80                          0.250                  0.016
4674006   $246,499.48    95                33        0.250                  0.016
4674009   $323,895.00  71.43                         0.250                  0.016
4674010   $275,107.83    95                33        0.250                  0.016
4674013   $283,567.69    95                33        0.250                  0.016
4674020   $254,647.87    85                33        0.250                  0.016
4674021   $231,106.65  63.13                         0.250                  0.016
4674028   $289,062.60  74.36                         0.250                  0.016
4674029   $231,163.84  92.97               33        0.250                  0.016
4674034   $301,969.80  89.97               33        0.250                  0.016
4674036   $358,317.71    80                          0.250                  0.016
4674041   $498,014.11  77.97                         0.250                  0.016
4674047   $499,012.12  68.97                         0.250                  0.016
4674053   $290,730.87    95                1         0.250                  0.016
4674072   $349,272.65  77.78                         0.250                  0.016
4674077   $287,640.73    80                          0.250                  0.016
4674082   $139,367.77    80                          0.250                  0.016
4674087   $319,367.77    64                          0.250                  0.016
4674090   $77,001.29     75                          0.250                  0.016
4674092   $411,972.13    75                          0.250                  0.016
4674094   $245,488.78    80                          0.250                  0.016
4674099   $247,522.31    8                           0.250                  0.016
4674104   $239,426.02  79.99                         0.250                  0.016
4674148   $298,980.05  53.57                         0.250                  0.016
4674155   $341,096.01    90                1         0.250                  0.016
4674158   $282,027.52  87.08               33        0.250                  0.016
4674165   $379,127.20  73.36                         0.250                  0.016
4674169   $398,570.06  66.67                         0.250                  0.016
4674170   $233,343.61    85                11        0.250                  0.016
4674176   $307,343.63    80                          0.250                  0.016
4674183   $257,064.64    80                          0.250                  0.016
4674184   $238,194.79    90                33        0.250                  0.016
4674188   $249,255.93  77.85                         0.250                  0.016
4674191   $254,325.96  73.91                         0.250                  0.016
4674197   $286,945.49  79.99                         0.250                  0.016
4674202   $247,497.44    80                          0.250                  0.016
4674208   $249,275.82  71.63                         0.250                  0.016
4674217   $313,857.09   75.9                         0.250                  0.016
4674220   $79,047.72     65                          0.250                  0.016
4674222   $287,401.49    80                          0.250                  0.016
4674223   $508,148.88    80                          0.250                  0.016
4674225   $139,820.83  59.51                         0.250                  0.016
4674228   $374,441.66    60                          0.250                  0.016
4674231   $149,739.21  41.67                         0.250                  0.016
4674234   $224,502.59  49.07                         0.250                  0.016
4674236   $39,926.77   72.73                         0.250                  0.016
4674238   $223,377.27    80                          0.250                  0.016
4674240   $344,264.77  77.53                         0.250                  0.016
4674244   $259,603.10  70.84                         0.250                  0.016
4674247   $549,278.00  68.75                         0.250                  0.016
4674250   $270,491.12  84.95               1         0.250                  0.016
4674252   $299,585.73    80                          0.250                  0.016
4674256   $299,564.36  84.39               33        0.250                  0.016
4674258   $317,925.92    80                          0.250                  0.016
4674261   $449,394.09  73.17                         0.250                  0.016
4674262   $415,380.59    80                          0.250                  0.016
4674264   $193,263.41    80                          0.250                  0.016
4674266   $251,239.85    95                11        0.250                  0.016
4674267   $549,734.45  71.56                         0.250                  0.016
4674270   $411,416.55    80                          0.250                  0.016
4674272   $312,068.45  60.98                         0.250                  0.016
4674274   $62,973.33     65                          0.250                  0.016
4674275   $275,178.74    90                33        0.250                  0.016
4674277   $543,054.16    75                          0.250                  0.016
4674278   $274,496.67  79.71                         0.250                  0.016
4674279   $169,673.28  74.56                         0.250                  0.016
4674285   $307,541.39    80                          0.250                  0.016
4674288   $74,896.44   48.39                         0.250                  0.016
4674289   $243,352.73  79.68                         0.250                  0.016
4674292   $296,335.33    90                33        0.250                  0.016
4674293   $448,777.08    80                          0.250                  0.016
4674296   $299,242.34  77.09                         0.250                  0.016
4674300   $56,834.01     38                          0.250                  0.016
4674303   $458,440.31    80                          0.250                  0.016
4674309   $264,849.49    80                          0.250                  0.016
4674310   $66,217.29     65                          0.250                  0.016
4674311   $270,398.24    85                12        0.250                  0.016
4674318   $332,528.41  79.86                         0.250                  0.016
4674319   $327,335.34    80                          0.250                  0.016
4674320   $288,171.60  74.99                         0.250                  0.016
4674324   $277,107.01    75                          0.250                  0.016
4674325   $248,482.55  66.58                         0.250                  0.016
4674327   $224,308.83  73.29                         0.250                  0.016
4674328   $249,450.92    90                1         0.250                  0.016
4674330   $266,592.41  78.53                         0.250                  0.016
4674331   $251,455.83    80                          0.250                  0.016
4674333   $353,872.32    80                          0.250                  0.016
4674335   $259,473.12    80                          0.250                  0.016
4674336   $327,569.43  69.49                         0.250                  0.016
4674340   $436,980.30    80                          0.250                  0.016
4674350   $430,281.08    80                          0.250                  0.016
4674353   $249,845.66    90                6         0.250                  0.016
4674356   $222,068.87    80                          0.250                  0.016
4674358   $353,498.69    80                          0.250                  0.016
4674363   $228,264.69    80                          0.250                  0.016
4674364   $257,026.22    90                33        0.250                  0.016
4674365   $499,224.00  69.44                         0.250                  0.016
4674366   $229,674.29  50.23                         0.250                  0.016
4674368   $204,716.92  79.99                         0.250                  0.016
4674369   $249,453.69  71.43                         0.250                  0.016
4674373   $487,342.92    80                          0.250                  0.016
4674375   $521,236.71    90                33        0.250                  0.016
4674377   $291,295.90    90                33        0.250                  0.016
4674378   $232,467.00    95                1         0.250                  0.016
4674379   $223,546.09  77.78                         0.250                  0.016
4674383   $295,529.66    80                          0.250                  0.016
4674385   $311,890.04    90                33        0.250                  0.016
4674386   $160,306.00   64.4                         0.250                  0.016
4674390   $205,965.18    75                          0.250                  0.016
4674392   $231,671.45    80                          0.250                  0.016
4674395   $349,478.86  72.92                         0.250                  0.016
4674402   $243,663.06    80                          0.250                  0.016
4674405   $226,029.45    90                33        0.250                  0.016
4674409   $197,172.03    70                          0.250                  0.016
4674410   $299,376.55   67.8                         0.250                  0.016
4674411   $275,569.34    80                          0.250                  0.016
4674414   $79,900.20   66.12                         0.250                  0.016
4674416   $287,580.38  79.45                         0.250                  0.016
4674418   $379,448.18    80                          0.250                  0.016
4674421   $218,807.02  84.29               11        0.250                  0.016
4674422   $74,901.53   54.74                         0.250                  0.016
4674423   $223,666.46    80                          0.250                  0.016
4674428   $251,660.67    90                1         0.250                  0.016
4674429   $309,322.58    50                          0.250                  0.016
4674432   $89,881.85     50                          0.250                  0.016
4674440   $79,845.04     65                          0.250                  0.016
4674441   $96,882.05   71.85                         0.250                  0.016
4674442   $391,458.67    80                          0.250                  0.016
4674444   $224,689.29  85.88               12        0.250                  0.016
4674447   $243,636.69  73.94                         0.250                  0.016
4674448   $260,382.81  94.76               11        0.250                  0.016
4674450   $398,272.78    85                1         0.250                  0.016
4674456   $607,148.16    80                          0.250                  0.016
4674458   $78,649.21     75                          0.250                  0.016
4674462   $387,007.47  75.01                         0.250                  0.016
4674466   $295,601.44  89.97               13        0.250                  0.016
4674468   $274,610.55  46.22                         0.250                  0.016
4674469   $267,620.46  72.83                         0.250                  0.016
4674470   $64,828.89     50                          0.250                  0.016
4674472   $246,071.91    95                33        0.250                  0.016
4674473   $278,624.35  88.57               33        0.250                  0.016
4674475   $226,134.82  94.98               17        0.250                  0.016
4674476   $240,632.11  84.56               33        0.250                  0.016
4674483   $254,620.32  66.23                         0.250                  0.016
4674484   $251,643.13    80                          0.250                  0.016
4674486   $279,650.70    70                          0.250                  0.016
4674490   $286,413.84  54.63                         0.250                  0.016
4674491   $523,576.77  65.63                         0.250                  0.016
4674504   $319,620.78  87.67               17        0.250                  0.016
4674512   $263,616.63    75                          0.250                  0.016
4674513   $244,636.81    80                          0.250                  0.016
4674520   $374,240.09  41.67                         0.250                  0.016
4674523   $242,672.81  79.93                         0.250                  0.016
4674526   $328,065.35    90                17        0.250                  0.016
4674535   $221,715.89  87.06               1         0.250                  0.016
4674543   $295,591.24    80                          0.250                  0.016
4674551   $100,819.53   37.9                         0.250                  0.016
4674556   $966,129.89    75                          0.250                  0.016
4674559   $179,769.65    80                          0.250                  0.016
4674564   $398,676.97  69.57                         0.250                  0.016
4674567   $264,660.87  71.62                         0.250                  0.016
4674571   $243,386.97  69.71                         0.250                  0.016
4674576   $249,654.77  71.43                         0.250                  0.016
4674579   $132,834.08    70                          0.250                  0.016
4674583   $129,244.12    70                          0.250                  0.016
4674584   $69,900.86   66.67                         0.250                  0.016
4674585   $223,698.38    80                          0.250                  0.016
4674588   $224,681.36  54.35                         0.250                  0.016
4674591   $189,661.03   32.2                         0.250                  0.016
4674593   $595,176.97    80                          0.250                  0.016
4674597   $95,873.97     80                          0.250                  0.016
4674598   $253,222.40    80                          0.250                  0.016
4674603   $499,309.54    80                          0.250                  0.016
4674605   $499,217.53    50                          0.250                  0.016
4674607   $279,403.28   76.4                         0.250                  0.016
4674611   $129,342.53    70                          0.250                  0.016
4674614   $471,331.57    80                          0.250                  0.016
4674616   $139,838.30  73.68                         0.250                  0.016
4674619   $332,994.84    90                1         0.250                  0.016
4674620   $480,634.11    70                          0.250                  0.016
4674624   $244,635.20  76.21                         0.250                  0.016
4674625   $192,147.66  65.25                         0.250                  0.016
4674630   $421,726.70    65                          0.250                  0.016
4674631   $95,873.97     60                          0.250                  0.016
4674632   $129,829.34    65                          0.250                  0.016
4674637   $289,578.86  41.13                         0.250                  0.016
4674638   $286,855.87  74.97                         0.250                  0.016
4674643   $328,950.09   78.6                         0.250                  0.016
4674647   $81,390.26   74.77                         0.250                  0.016
4674648   $424,170.27  71.43                         0.250                  0.016
4674650   $524,256.51  73.94                         0.250                  0.016
4674652   $111,860.27    70                          0.250                  0.016
4674655   $299,575.15  47.62                         0.250                  0.016
4674657   $363,296.22    75                          0.250                  0.016
4674659   $234,706.84  55.95                         0.250                  0.016
4674660   $134,240.73    70                          0.250                  0.016
4674668   $46,942.85   75.81                         0.250                  0.016
4674672   $137,028.85    70                          0.250                  0.016
4674674   $451,391.40    80                          0.250                  0.016
4674682   $244,694.37    70                          0.250                  0.016
4674683   $223,191.35    75                          0.250                  0.016
4674686   $225,679.93    80                          0.250                  0.016
4674689   $385,716.61    75                          0.250                  0.016
4674691   $443,563.82  68.99                         0.250                  0.016
4674696   $646,435.41    70                          0.250                  0.016
4674702   $269,577.47  72.97                         0.250                  0.016
4674704   $554,131.48  71.15                         0.250                  0.016
4674706   $222,933.85    95                33        0.250                  0.016
4674710   $312,060.89    95                33        0.250                  0.016
4675149   $309,341.70    90                33        0.250                  0.016
4675167   $269,627.16    72                          0.250                  0.016
4675173   $243,671.47  70.93                         0.250                  0.016
4675175   $235,531.30    75                          0.250                  0.016
4675180   $274,600.67   64.4                         0.250                  0.016
4675189   $748,964.31  65.22                         0.250                  0.016
4675196   $241,906.94    95                33        0.250                  0.016
4677294   $230,664.71    75                          0.250                  0.016
4677296   $328,057.69    90                33        0.250                  0.016
4677298   $155,810.31    60                          0.250                  0.016
4677302   $236,181.46    95                33        0.250                  0.016
4677306   $454,446.76    70                          0.250                  0.016
4677309   $249,663.38  40.32                         0.250                  0.016
4677310   $367,853.56    90                1         0.250                  0.016
4677312   $248,356.56  69.99                         0.250                  0.016
4683352   $306,020.34  59.17                         0.250                  0.016

         $68,652,291.62

NASCOR
NMI / 1998-01  Exhibit F-3 (Part B)
20 & 30 YEAR FIXED RATE NON RELOCATION LOANS





MORTGAGE                                       NMI
LOAN                                           LOAN
NUMBER        SERVICER                         SELLER

4673886       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673905       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673907       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673914       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673917       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673922       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673923       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673928       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673934       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673948       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673953       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673954       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4673982       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674006       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674009       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674010       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674013       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674020       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674021       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674028       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674029       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674034       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674036       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674041       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674047       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674053       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674072       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674077       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674082       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674087       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674090       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674092       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674094       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674099       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674104       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674148       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674155       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674158       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674165       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674169       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674170       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674176       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674183       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674184       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674188       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674191       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674197       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674202       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674208       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674217       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674220       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674222       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674223       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674225       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674228       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674231       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674234       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674236       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674238       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674240       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674244       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674247       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674250       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674252       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674256       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674258       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674261       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674262       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674264       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674266       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674267       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674270       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674272       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674274       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674275       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674277       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674278       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674279       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674285       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674288       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674289       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674292       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674293       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674296       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674300       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674303       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674309       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674310       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674311       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674318       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674319       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674320       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674324       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674325       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674327       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674328       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674330       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674331       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674333       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674335       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674336       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674340       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674350       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674353       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674356       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674358       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674363       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674364       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674365       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674366       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674368       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674369       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674373       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674375       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674377       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674378       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674379       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674383       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674385       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674386       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674390       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674392       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674395       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674402       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674405       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674409       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674410       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674411       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674414       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674416       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674418       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674421       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674422       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674423       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674428       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674429       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674432       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674440       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674441       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674442       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674444       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674447       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674448       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674450       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674456       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674458       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674462       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674466       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674468       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674469       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674470       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674472       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674473       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674475       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674476       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674483       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674484       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674486       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674490       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674491       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674504       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674512       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674513       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674520       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674523       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674526       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674535       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674543       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674551       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674556       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674559       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674564       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674567       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674571       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674576       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674579       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674583       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674584       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674585       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674588       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674591       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674593       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674597       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674598       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674603       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674605       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674607       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674611       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674614       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674616       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674619       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674620       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674624       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674625       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674630       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674631       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674632       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674637       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674638       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674643       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674647       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674648       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674650       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674652       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674655       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674657       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674659       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674660       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674668       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674672       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674674       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674682       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674683       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674686       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674689       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674691       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674696       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674702       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674704       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674706       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4674710       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4675149       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4675167       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4675173       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4675175       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4675180       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4675189       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4675196       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4677294       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4677296       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4677298       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4677302       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4677306       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4677309       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4677310       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4677312       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR
4683352       CHASE MANHATTAN MORTGAGE COR     CHASE MANHATTAN MORTGAGE COR


COUNT:        237
WAC:            7.890810623
WAM:          356.9337185
WALTV:         75.68450621

                                    EXHIBIT G


                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)


Loan Information

         Name of Mortgagor:              _____________________________

         Servicer
         Loan No.:                       _____________________________

Custodian/Trustee

         Name:                           _____________________________

         Address:                        _____________________________

                                         -----------------------------
         Custodian/Trustee
         Mortgage File No.:              _____________________________

Seller

         Name:                           _____________________________

         Address:                        _____________________________

                                         -----------------------------

         Certificates:                   Mortgage Pass-Through Certificates,
                                         Series 1998-1


     The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 1998-1, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of January 29, 1998 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

( ) Promissory Note dated ______________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on  _____________________ as instrument no. ______________
in the County Recorder's Office of the County of ____________________, State of _______________________ in book/reel/docket ____________________ of official records at page/image ____________.

( ) Deed of Trust recorded on ____________________ as instrument no. _________________ in the County Recorder's Office of the County of
___________________,    State   of    _________________    in   book/reel/docket
____________________ of official records at page/image ____________.

( )  Assignment  of  Mortgage  or Deed of  Trust  to the  Trustee,  recorded  on
______________________________  as instrument no.  ______________  in the County
Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( ) ---------------------------------------------

( ) ---------------------------------------------

( ) ---------------------------------------------

( ) ---------------------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

               (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

               (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

               (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

               (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                    By:  __________________________

                                    Title: ________________________
Date: ________________, 19__

                                    EXHIBIT H

AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

STATE OF                   )
                           ) ss:
COUNTY OF                  )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

     6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the Purchaser (i) is not a person other than a U.S. Person (a "Non-U.S. Person") or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

     9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.

                                                    [NAME OF PURCHASER]


                                                  By:__________________________
                                                     [Name of Officer]
                                                     [Title of Officer]


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


             Subscribed and sworn before me this __ day of , 19 __.

-----------------------------
NOTARY PUBLIC

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 19__.

                                    EXHIBIT I





                [Letter from Transferor of Class A-R Certificate]





                                     [Date]




First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288

                  Re:      Norwest Asset Securities Corporation,
                           Series 1998-1, Class A-R

Ladies and Gentlemen:

     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true. Very truly yours, [Transferor]

                             ----------------------

                                    EXHIBIT J





                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1998-1
                  CLASS [A-5][A-PO][B-3][B-4][B-5] CERTIFICATES


                               TRANSFEREE'S LETTER



                           ----------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288

Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1, Class [A-5][A-PO][B-3][B-4][B-5] Certificates (the "Class [A-5][A-PO][B-3][B-4][B-5]
Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of January 29, 1998 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trustee that:

               (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-5][A-PO][B-3][B-4][B-5] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

               (b) The Purchaser is acquiring the Class [A-5][A-PO][B-3][B-4][B-5] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

               [(c) The  Purchaser  has  knowledge  of  financial  and  business matters and is capable of evaluating the merits and risks of an investment in the Class [A-5][A-PO][B-3][B-4][B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-5][A-PO][B-3][B-4][B-5] Certificates and can afford a complete loss of such investment.]

               [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

               (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 19__, relating to the Class [A-5][A-PO][B-3][B-4][B-5] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class [A-5][A-PO][B-3][B-4][B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-5][A-PO][B-3][B-4][B-5] Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-5][A-PO][B-3][B-4][B-5] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-5][A-PO][B-3][B-4][B-5] Certificates other than in connection with a subsequent sale of Class [A-5][A-PO][B-3][B-4][B-5] Certificates.

               (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or
          Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) [for Class [B-3][B-4][B-5] Certificates only] if the Purchaser is an insurance company, the source of funds used to purchase the Class [B-3][B-4][B-5] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12,
          1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

               (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-5][A-PO][B-3][B-4][B-5] Certificates is in compliance therewith.

     Section 3. Transfer of Class [A-5][A-PO][B-3][B-4][B-5] Certificates.

               (a)    The     Purchaser     understands     that    the    Class
          [A-5][A-PO][B-3][B-4][B-5] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-5][A-PO][B-3][B-4][B-5] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NASCOR, the Master Servicer nor the Trustee is under any obligation to register the Class [A-5][A-PO][B-3][B-4][B-5] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws,
          (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or NASCOR may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which NASCOR or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or NASCOR. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and NASCOR against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

               (b) No transfer of a Class [A-5][A-PO][B-3][B-4][B-5] Certificate shall be made unless the transferee provides NASCOR and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

               (c)    The    Purchaser     acknowledges     that    its    Class
          [A-5][A-PO][B-3][B-4][B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                 [PURCHASER]



                                 By:  ______________________________

                                 Its:  ______________________________

                                    EXHIBIT K


                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1998-1
                       CLASS [M] [B-1] [B-2] CERTIFICATES


                               TRANSFEREE'S LETTER




                            ---------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288

Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1, Class [M] [B-1] [B-2] Certificates (the "Class [M] [B-1] [B-2] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of January 29, 1998 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee") of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the NASCOR, the Master Servicer and the Trustee that:

               Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [M] [B-1] [B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and
          there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                     [PURCHASER]



                                     By:  _____________________________

                                     Its: _____________________________

                                     [Reserved]

                                    EXHIBIT L

                              SERVICING AGREEMENTS



                   Norwest Mortgage, Inc. Servicing Agreement

            Chase Manhattan Mortgage Corporation Servicing Agreement

                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

     ____________________ is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of January 29, 1998 among Norwest Asset Securities Corporation, as Seller ("NASCOR"), Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

     ____________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:



                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

     Collateral  Fund: The fund  established and maintained  pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02 Definitions Incorporated by Reference

     All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.



                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01 Reports and Notices

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

               (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days,
          (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

               (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

     (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

     Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

     (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to
Section 3.01.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

     Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

     (a) In  connection  with any  Mortgage  Loan  identified  in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04 Termination

     (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

     (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.



                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund

     Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

     Section 3.02. Collateral Fund Permitted Investments.

     The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest

     The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

     Section 3.04. Collateral Shortfalls.

     In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.



                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS


     Section 4.01. Amendment.

     This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

     Section 4.02. Counterparts.

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices.

     All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

                  (a)      in the case of the Company,

                           Norwest Bank Minnesota, National Association
                           7485 New Horizon Way
                           Frederick, MD  21703

                           Attention:       Vice President, Master Servicing
                           Phone:           301-696-7800
                           Fax:             301-815-6365


                  (b)      in the case of the Purchaser,





                           Attention:


     Section 4.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings.

     The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Confidentiality.

     The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

     Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

     Section 4.09. Indemnification.

     The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                            Norwest Bank Minnesota, National Association


                            By:
                            Name:
                            Title:





                            By:
                            Name:
                            Title:   ________________________